UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-05038

                                           Clearwater Investment Trust

(Exact name of registrant as specified in charter)

        2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930

(Address of principal executive offices) (Zip code)

Jason K. Mitchell

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 E. 7th Street

Saint Paul, Minnesota 55101-4930

Copy to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

                Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code:  651-228-0935

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

CLEARWATER INVESTMENT TRUST
Clearwater Core Equity Fund
Clearwater Select Equity Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund
Annual Report
for the year ended
December 31, 2021

Clearwater Investment Trust
Financial Statements
For the Year Ended December 31, 2021

1	Management Discussion of Clearwater Funds’ Performance
8	Fund Expenses
10	Approval of Investment Management and Subadvisory Agreements
17	Additional Information
18	Executive Officers and Trustees (unaudited)
21	Federal Tax Information (unaudited)
22	Report of Independent Registered Public Accounting Firm
23	Statements of Assets and Liabilities
24	Statements of Operations
25	Statements of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
51	Schedules of Investments
51	Core Equity Fund
65	Select Equity Fund
77	Tax-Exempt Bond Fund
99	International Fund

Management Discussion of Clearwater Funds’ Performance
Clearwater Core Equity Fund
The Clearwater Core Equity Fund (the “Core Equity Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund's assets are managed in a “multi-manager, multi-style” approach. As of December 31, 2021, the Fund had three subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”), with approximately 40% to 60% of the Fund’s assets, manages its portion of the Fund’s assets to track the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining Fund assets are divided between AQR Capital Management, LLC (“AQR”) and O’Shaughnessy Asset Management, LLC (“OSAM”), who both utilize an active management style.
2021 Market Overview:
Domestic large capitalization equities, as defined by the Russell 1000® Index, the Fund’s benchmark (the “benchmark”), generated more than 25% returns in 2021, continuing the stock rally that began in April 2020. The strong returns were driven primarily by additional fiscal stimulus and ongoing ultra-loose monetary policy which were deployed in order to combat the ongoing effects of the COVID-19 pandemic. Domestic large capitalization equities led the global equity market rally in 2021 as Energy and Real Estate led performance at the sector level thanks to oil prices approaching $80 per barrel and home prices reaching all-time highs. Large cap value stocks underperformed their growth counterparts in 2021, as measured by the Russell 1000® Value Index and the Russell 1000® Growth Index.
2021 Performance:
The Core Equity Fund gained 27.5%, net of fees, in 2021 compared to an increase of 26.5% for the benchmark. Parametric, the subadviser that follows a tax-managed passive strategy, generated about the same return as the benchmark in 2021. Both active subadvisers, AQR and OSAM, outperformed the benchmark by a similar amount in 2021 after they both underperformed in 2020.
From an overall portfolio perspective, stock selection was the primary driver of the Fund’s outperformance. Stock selection within the Consumer Discretionary and Information Technology sectors was particularly strong. Sector positioning was a slight detractor, led by an underweight position to the Energy sector.

Clearwater Select Equity Fund
The Clearwater Select Equity Fund (the “Select Equity Fund” or the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. While the Fund is permitted to invest in securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Cooke & Bieler, L.P (“Cooke & Bieler”), Jackson Square Partners, LLC (“Jackson Square”), Parametric Portfolio Associates LLC (“Parametric”) Pzena Investment Management LLC (“Pzena”), Wasatch Global Investors (“Wasatch”) and Rice Hall James & Associates, LLC (“RHJ”). Parametric manages its portion of the Fund’s assets (approximately 10%) to track the S&P 600® Index as closely as possible without requiring the Fund to realize taxable gains. The other subadvisers utilize an active management style and manage the remaining 90% of the Fund. The performance of each subadviser is compared to the Fund’s benchmark below, although each subadviser may manage its portion of the Fund against a different benchmark that aligns more closely with its strategy.
2021 Market Overview:
Domestic small capitalization equities, as defined by the Russell 2000® Index, the Fund’s benchmark (the “benchmark”), generated nearly a 15% return in 2021, continuing the stock rally that began in April 2020. The strong returns were driven primarily by additional fiscal stimulus and ongoing ultra-loose monetary policy which were deployed in order to combat the ongoing effects of the COVID-19 pandemic. U.S. small cap value stocks significantly outperformed small cap growth stocks in 2021, as measured by the Russell 2000® Value Index and the Russell 2000® Growth Index, which was a reversal of small cap growth’s significant outperformance versus small cap value in 2020.
2021 Performance:
The Select Equity Fund gained 11.8%, net of fees, during 2021 compared to a gain of 14.8% for the benchmark. The Fund’s underperformance was driven solely by Jackson Square, the subadviser whose strategy features the largest tilt toward the growth factor, as growth significantly underperformed value in 2021. The rest of the Fund’s subadvisers outperformed the benchmark in 2021, led by the subadviser with the largest tilt toward the value factor (Pzena). Parametric, the subadviser that follows a tax-managed passive strategy, outperformed the benchmark as well. Cooke & Bieler, another value-tilted subadviser, also outperformed the benchmark.
From an overall portfolio perspective, sector positioning was a slight positive contributor from a relative return standpoint, driven by an underweight position in the Health Care sector. Stock selection in the Information Technology, Consumer Discretionary, Industrials and Energy sectors was the primary driver of the Fund’s underperformance.

Clearwater Tax-Exempt Bond Fund
The Clearwater Tax-Exempt Bond Fund (the “Tax-Exempt Bond Fund” or the “Fund”) seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories, and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisors II, LLC (“Sit”), provides day-to-day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.
2021 Market Overview:
As defined by the Fund’s benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index (the “benchmark”), intermediate duration municipal bonds generated a slightly-positive return in 2021. The municipal bond market was supported by more than $100 billion of positive inflows into municipal bond funds. The U.S. Federal Reserve held the line on short-term interest rates in 2021 as the economy rebounded from the COVID-19 pandemic. Long-term U.S. Treasury yields moved up considerably in the first quarter of the year. Short yields began to move up as well, especially in the fourth quarter, and ended the year up about 60 basis points. Meanwhile, intermediate yields declined after the first quarter but still ended the year up 60-90 basis points. Long U.S. Treasury yields followed a similar pattern and ended the year up about 25 basis points. The net result was a flatter U.S. Treasury yield curve. The municipal yield curve moved up as well, but not as aggressively on the front end of the curve. Short tax-exempt yields rose roughly 10 basis points on the year compared to intermediate yields, which rose roughly 30-35 basis points, and long yields, which rose 10 basis points. State government general fund revenues rose sharply in 2021 as compared to 2020. As the economy proceeded through various stages of recovery from the pandemic shutdown, credit fundamentals largely strengthened. Credit spreads steadily contracted throughout the year, pushing municipal bond prices higher.
2021 Performance:
The Tax-Exempt Bond Fund gained 3.9%, net of fees, in 2021 compared to an increase of 0.3% for the benchmark. The Fund resumed hedging interest rate risk by shorting U.S. Treasury futures in September, as had been done at times in the past. The Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, decreased from 4.5 years at the beginning of the year, to 3.8 years at the end of the year. For comparison, the Fund’s benchmark had a duration of 3.9 years as of December 31, 2020, and 3.8 years as of December 31, 2021. The Fund’s barbelled duration was a primary driver of performance as longer-duration bonds outperformed shorter-duration bonds. The Fund’s approximately 25% allocation to and superior security selection in non-rated bonds was another primary reason for outperformance during the year. Other contributing factors were the Fund’s positions in closed-end funds and other revenue bonds such as land-secured bonds.

Detracting from performance was the Fund’s significant allocation to single-family mortgage revenue bonds, which underperformed. In general, high-grade bonds underperformed those of lower credit quality as investor demand increased for credit exposure and higher yields. As a point of reference, AAA-rated bonds and AA-rated bonds in the index returned 0.47% and 0.92% respectively, while BBB-rated bonds in the index returned 4.85% for the year.

Clearwater International Fund
The Clearwater International Fund (the “International Fund” or the “Fund”) seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among many different countries throughout the world and may invest in companies of any size. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has four subadvisers that provide day-to-day management of Fund assets. Parametric Portfolio Associates LLC (“Parametric”) manages its portion of the portfolio (approximately 30%) to track the MSCI World Ex U.S.A. Index – Net Dividends as closely as possible without requiring the Fund to realize taxable gains. The Fund’s other three subadvisers, Artisan Partners Limited Partnership (“Artisan”), LSV Asset Management (“LSV”) and WCM Investment Management, LLC (“WCM”), utilize an active management style and manage the remaining 70% of the Fund. WCM manages two strategies for the Fund – a large capitalization strategy and a small capitalization strategy. The performance of each subadviser is compared to the Fund’s benchmark below, although each subadviser may manage its portion of the Fund against a different benchmark that aligns more closely with its strategy.
2021 Market Overview:
As defined by the Fund’s benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), large and mid-capitalization, international developed market stocks returned nearly 13% in 2021. Despite generating strong returns, international stocks underperformed U.S. stocks in 2021. A stronger U.S. dollar relative to other international currencies negatively impacted returns for U.S. dollar-based investors. Value stocks outperformed growth stocks in the international developed markets as measured by the MSCI World Ex U.S.A. Value Index - Net Dividends and the MSCI World Ex U.S.A. Growth Index - Net Dividends. International large capitalization stocks outperformed international small capitalization stocks, as measured by the benchmark and the MSCI World Ex U.S.A. Small Cap Index - Net Dividends.
2021 Performance:
The International Fund gained 15.4%, net of fees, in 2021 compared to an increase of 12.6% for the benchmark. All of the Fund’s subadvisers outperformed the benchmark in 2021 with the exception of Parametric, the subadviser that follows a tax-managed passive strategy. Parametric slightly underperformed the benchmark in 2021. Artisan and WCM (both its large capitalization growth and small capitalization growth strategies) were the primary drivers of the Fund’s outperformance. LSV, the subadviser that invests in small capitalization and value-oriented stocks, also outperformed the benchmark, but to a lesser extent.
From an overall portfolio perspective, sector positioning was neutral from a relative return standpoint, as the positive impact of an overweight position to the Information Technology sector and underweight positions to the Utilities and Telecommunications sectors were offset by the drag from the Fund’s small cash position. Strong stock selection within the Industrials and Health Care sectors was the primary driver of the Fund’s outperformance.

Comparison of the Change in Value of a $10,000 Investment in the Core Equity Fund and the Russell 1000® Index
Comparison of the Change in Value of a $10,000 Investment in the Select Equity Fund and the Russell 2000® Index

Comparison of the Change in Value of a $10,000 Investment in the Tax-Exempt Bond Fund and the Barclays Capital U.S. Municipal Bond 5 Year (4-6) Index
Comparison of the Change in Value of a $10,000 Investment in the International Fund and the MSCI World EX U.S.A. Index - Net Dividends

Fund Expense Example
(unaudited)
As a shareholder of the Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Select Equity Fund (“Select Equity Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund, the “Funds”), you incur costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)
The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2021.
Actual Expenses
The first section of the table on the following page provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 01, 2021 through December 31, 2021” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

Actual returns	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period July 1, 2021 through December 31, 2021*
Core Equity Fund	$1,000.00	$1,095.20	$1.43
Select Equity Fund	$1,000.00	$965.00	$4.36
Tax-Exempt Bond Fund	$1,000.00	$1,012.30	$1.42
International Fund	$1,000.00	$1,029.80	$3.22

Hypothetical 5% return (before expenses)
Core Equity Fund	$1,000.00	$1,023.84	$1.38
Select Equity Fund	$1,000.00	$1,020.77	$4.48
Tax-Exempt Bond Fund	$1,000.00	$1,023.79	$1.43
International Fund	$1,000.00	$1,022.03	$3.21

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.
The annualized expense ratios (reflecting voluntary fee waivers in effect during the period) are as follows:

Core Equity Fund	0.27%
Select Equity Fund	0.88%
Tax-Exempt Bond Fund	0.28%
International Fund	0.63%

Approval of Investment Management and Subadvisory Agreements
Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund, and International Fund (collectively, the “Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).
The Trust’s Board of Trustees (the “Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees periodically consider the retention of new subadvisers.
Approval of Subadvisory Agreement – Wasatch Global Investors (Select Equity Fund)
At a meeting held on September 17, 2021, the Trustees considered a new subadvisory agreement with Wasatch Global Investors (“Wasatch”) (the “Wasatch Agreement”) for the Select Equity Fund. At this meeting, the Trustees met with representatives of Wasatch and received a presentation discussing Wasatch’s organizational structure, background, and investment philosophy and process.
In advance of the meeting on September 17, 2021, the Trustees received written information that included: information as to the proposed allocation of assets among the Fund’s subadvisers; a summary of information about Wasatch, including its investment professionals, process, philosophy, past performance and proposed subadvisory fees; and report from the Trust’s Chief Compliance Officer as to his review of Wasatch’s compliance program.
At the September 17, 2021 meeting, counsel to the Select Equity Fund and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Wasatch Agreement and the Trustees’ responsibilities related to their review. The Trustees reviewed and analyzed a number of factors that the Trustees deemed relevant with respect to the Wasatch Agreement. These factors included: the nature, extent, and quality of the services to be provided to the Fund by Wasatch; Wasatch’s investment process; Wasatch’s historical performance record for its Micro Cap Value and Micro Cap strategies; the qualifications and experience of the investment professionals who would be responsible for the management of their allocation of the Fund’s assets; and Wasatch’s overall resources.
No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the Wasatch Agreement.
Nature, Extent, and Quality of Services Provided
The Trustees considered the specific investment processes Wasatch would use in managing its allocation of the Fund’s assets. The Trustees looked at the qualifications of Wasatch’s investment team who would be responsible for managing its allocation of the Fund’s assets. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by Wasatch were appropriate for the Fund.

Investment Performance
The Trustees discussed Wasatch’s performance record for the strategy it would use in managing its allocation of the Fund’s assets as compared to its strategy benchmark and the Fund’s benchmark. The Trustees noted that the strategy’s average annual total returns compared favorably to its strategy benchmark for the period since its inception in July 2003, as well as for the one-, three-, five-, and ten-year periods ended June 30, 2021. The Trustees concluded that this data supported the decision to approve the Wasatch Agreement.
Subadvisory Fee
The Trustees evaluated the proposed subadvisory fee schedule, which was negotiated at arm’s length by CMC. The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to Wasatch. The Trustees also reviewed fee information provided by Wasatch, including comparative fee information detailing the fees Wasatch charges to other clients. The Trustees concluded that the proposed subadvisory fee schedule was reasonable given the nature, extent and quality of the subadvisory services to be performed by Wasatch.
Benefits to the Subadviser
The Trustees considered the ancillary benefits that could accrue to Wasatch due to its relationship with the Fund and noted that the relationship would be limited to the provision of subadvisory services. The Trustees concluded that no significant ancillary benefits would result from the Wasatch Agreement.
Profitability
The Trustees considered that Wasatch is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between Wasatch and CMC.
Economies of Scale
The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to Wasatch and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as the Fund’s assets grow and whether there also might be benefits from such growth for the Fund’s shareholders.
Other Considerations
The Trustees considered CMC’s judgment and recommendation that adding Wasatch as a subadviser would add value to the Fund’s shareholders and would be complementary to the Fund’s other subadvisers.
Conclusion
The Trustees considered that due to the COVID-19 pandemic, the Securities and Exchange Commission (“SEC”) had issued temporary exemptive relief from the in-person meeting requirements under Section 15(c) of the 1940 Act, permitting fund boards to approve investment advisory agreements telephonically or through the use of virtual communication where all participants can hear each other and be heard simultaneously. The Trustees noted that in accordance with a condition of the SEC relief, it would ratify all actions taken pursuant to the relief at its next in-person meeting.

After full consideration of the factors described above along with other information, with no single factor identified as being of paramount importance, the Trustees, including all of the Independent Trustees, concluded that the approval of the Wasatch Agreement was in the best interests of the Fund and its shareholders and approved the Wasatch Agreement, with the proposed fee to be paid by CMC out of its management fee.
Approval of Subadvisory Agreement – Rice Hall James & Associates, LLC (Select Equity Fund)
At a meeting held on November 5, 2021, the Trustees considered a new subadvisory agreement with Rice Hall James & Associates, LLC (“RHJ”) (the “RHJ Agreement”) for the Select Equity Fund. At this meeting, the Trustees met with representatives of RHJ and received a presentation discussing RHJ’s organizational structure, background, and investment philosophy and process.
In advance of the meeting on November 5, 2021, the Trustees received written information that included: information as to the proposed allocation of assets among the Fund’s subadvisers; a summary of information about RHJ, including its investment professionals, process, philosophy, past performance and proposed subadvisory fees; and report from the Trust’s Chief Compliance Officer as to his review of RHJ’s compliance program.
At the November 5, 2021, counsel to the Select Equity Fund and Trustees reviewed with the Trustees the various factors relevant to their consideration of the RHJ Agreement and the Trustees’ responsibilities related to their review. The Trustees reviewed and analyzed a number of factors that the Trustees deemed relevant with respect to the RHJ Agreement. These factors included: the nature, extent, and quality of the services to be provided to the Fund by RHJ; RHJ’s investment process; RHJ’s historical performance record for its Micro Cap Opportunities strategy; the qualifications and experience of the investment professionals who would be responsible for the management of their allocation of the Fund’s assets; and RHJ’s overall resources.
No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the RHJ Agreement.
Nature, Extent, and Quality of Services Provided
The Trustees considered the specific investment processes RHJ would use in managing its allocation of the Fund’s assets. The Trustees looked at the qualifications of RHJ’s investment team who would be responsible for managing its allocation of the Fund’s assets. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by RHJ were appropriate for the Fund.
Investment Performance
The Trustees discussed RHJ’s performance record for the strategy it would use in managing its allocation of the Fund’s assets as compared to its strategy benchmark and the Fund’s benchmark. The Trustees noted that the strategy’s average annual total returns compared favorably to its strategy benchmark for the period since its inception in September 2006, as well as for the ten-year period ended September 30, 2021, and that the strategy had outperformed the benchmark on a calendar year basis for certain periods since its inception. The Trustees concluded that this data supported the decision to approve the RHJ Agreement.

Subadvisory Fee
The Trustees evaluated the proposed subadvisory fee schedule, which was negotiated at arm’s length by CMC. The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to RHJ. The Trustees also reviewed fee information provided by RHJ, including comparative fee information detailing the fees RHJ charges to other clients. The Trustees concluded that the proposed subadvisory fee schedule was reasonable given the nature, extent and quality of the subadvisory services to be performed by RHJ.
Benefits to the Subadviser
The Trustees considered the ancillary benefits that could accrue to RHJ due to its relationship with the Fund and noted that the relationship would be limited to the provision of subadvisory services. The Trustees concluded that no significant ancillary benefits would result from the RHJ Agreement.
Profitability
The Trustees considered that RHJ is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between RHJ and CMC.
Economies of Scale
The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to RHJ and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as the Fund’s assets grow and whether there also might be benefits from such growth for the Fund’s shareholders.
Other Considerations
The Trustees considered CMC’s judgment and recommendation that adding RHJ as a subadviser would add value to the Fund’s shareholders and would be complementary to the Fund’s other subadvisers.
Conclusion
The Board considered that due to the COVID-19 pandemic, the SEC had issued temporary exemptive relief from the in-person meeting requirements under Section 15(c) of the 1940 Act, permitting fund boards to approve investment advisory agreements telephonically or through the use of virtual communication where all participants can hear each other and be heard simultaneously. The Board noted that in accordance with a condition of the SEC relief, it would ratify all actions taken pursuant to the relief at its next in-person meeting.
After full consideration of the factors described above along with other information, with no single factor identified as being of paramount importance, the Trustees, including all of the Independent Trustees, concluded that the approval of the RHJ Agreement was in the best interests of the Fund and its shareholders and approved the RHJ Agreement, with the proposed fee to be paid by CMC out of its management fee.
Approval of Investment Management and Subadvisory Agreements (All Funds)

At their meetings on November 5 and December 9, 2021, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC, Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Fiduciary Counselling, Inc. (“FCI”), Jackson Square Partners, LLC, O’Shaughnessy Asset Management, LLC (“OSAM”), Parametric Portfolio Associates LLC, Pzena Investment Management, LLC, Sit Fixed Income Advisors II, LLC, LSV Asset Management and WCM Investment Management, LLC. In addition, in connection with an anticipated transaction in which Franklin Resources, Inc. is expected to acquire OSAM, resulting in a change of control of OSAM (the “Transaction”), the Trustees considered at the November 5, 2021 meeting a new Subadvisory Agreement for OSAM with respect to the Core Equity Fund (the “New OSAM Agreement” and, collectively with the Management Agreement and Subadvisory Agreements, the “Agreements”). The Trustees noted that the New OSAM Agreement would take effect upon the closing of the Transaction and the termination of the current Subadvisory Agreement with OSAM (“Current OSAM Agreement”).
Prior to the November 5, 2021 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements and the approval of the New OSAM Agreement. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Agreements, and the Trustees’ responsibilities related to their review.
At the November 5 and December 9, 2021 meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. In considering the approval of the New OSAM Agreement, the Trustees considered that the terms and conditions of the New OSAM Agreement are substantially identical to the terms and conditions of the Current OSAM Agreement. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, approved the renewal of the Management Agreement and the Subadvisory Agreements and approved the New OSAM Agreement.
Nature, Extent, and Quality of Services Provided
The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and Subadviser oversight services provided by CMC.
The Trustees considered that there are no material changes expected with respect to the nature, extent or quality of services provided to the Core Equity Fund and its shareholders under the New OSAM Agreement. In addition, the Trustees noted that that there would be no changes to the portfolio management team that is primarily responsible for the day-to-day management of the Fund in connection with the Transaction. The Trustees also reviewed information regarding the anticipated impact of the change in control on the management structure and personnel of OSAM.

Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Agreements.
Investment Performance
The Trustees reviewed specific information as to the investment performance of the Funds over various periods of time as compared to the performance of their respective benchmark indices and peer groups. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds, as well as information regarding the performance of each Subadviser compared to the benchmark against which its particular portfolio is measured.
The Trustees made certain observations and findings as to each Fund’s performance as set forth below.
Core Equity Fund. The Trustees noted that the Fund had underperformed its benchmark, the Russell 1000 Index, for the 3-, 5- and 10-year periods ended September 30, 2021 and outperformed its benchmark for the one-year period ended September 30, 2021.
Select Equity Fund. The Trustees noted that the Fund had underperformed its benchmark, the Russell 2000 Index, for the 1-, 3-, 5- and 10-year periods ended September 30, 2021. The Trustees considered subadviser changes for the Fund in recent years, including the appointment of new subadvisers in September and November 2021.
Tax-Exempt Bond Fund. The Trustees noted that the Fund had outperformed its benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index, for the 1-, 3-, 5- and 10-year periods ended September 30, 2021.
International Fund. The Trustees noted that the Fund had outperformed its benchmark, the MSCI World Ex U.S.A. Index - Net Dividends, for the 1-, 3-, 5- and 10-year periods ended September 30, 2021.
The Trustees noted that the performance of each Fund was in the range of the performance of peer funds presented for comparison for the 3-, 5- and 10-year periods ended September 30, 2021 (and that the International Fund was the top performer in its group for the 3-year period ended September 30, 2021).
The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.
Comparative Fees and Cost of Services Provided
The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees considered that the fees payable to OSAM under the New OSAM Agreement would not differ from those under the Current OSAM Agreement. The Trustees also reviewed information provided by each of the Subadvisers, including comparative fee information detailing the fees they charge to other clients, as applicable.
The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving a portion of the management fee payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective October 1, 2021, CMC has voluntarily agreed to waive: (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.25%; (ii) the management fee for the Select Equity Fund from the contractual fee of 1.35% to 0.89%; (iii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.27%; and (iv) the management fee for the International Fund from the contractual fee of 1.00% to 0.60%.
The Trustees noted that each Fund’s expense ratio, after management fee waiver, was lower than that of the peer funds and the Morningstar category median and average presented for comparison.
Management Profitability
The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC.
Economies of Scale
The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.
Conclusion
The Board considered that due to the COVID-19 pandemic, the SEC had issued temporary exemptive relief from the in-person meeting requirements under Section 15(c) of the 1940 Act, permitting fund boards to approve investment advisory agreements telephonically or through the use of virtual communication where all participants can hear each other and be heard simultaneously. The Board noted that in accordance with a condition of the SEC relief, it would ratify all actions taken pursuant to the relief at its next in-person meeting. Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Quarterly Portfolio Schedule of Investments
The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their years with the Securities and Exchange Commission (the “SEC”) on Form N-PORT. Shareholders may request portfolio holdings information free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC's Internet site at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. The Policies and Form N-PX are also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

EXECUTIVE OFFICERS AND TRUSTEES
(As of February 2022)
Information About the Independent Trustees
Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Charles W. Rasmussen[1] (55) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Board	As Trustee: Tenure: 2000 - Present Term: Indefinite As Chair Tenure: 2020 - Present Term: Indefinite	President (2002-Present) and Chief Executive Officer (2002-2020), P&G Manufacturing, Inc. (air filtration equipment)	4	Forest History Society. (non-profit, 2018-Present) Nu Star Inc. (private company 2014- Present)
Sara G. Dent (63) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Governance and Nominating Committee	As Trustee: Tenure: 2013- Present Term: Indefinite As Chair of the Governance and Nominating Committee: Tenure: 2019 - Present Term: Indefinite	Private Investor	4	None
Laura E. Rasmussen[1] (58) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Audit Committee	As Trustee: Tenure: 2000- Present Term: Indefinite As Chair of the Audit Committee: Tenure: 2016 – Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006- Present)	4	None
Lindsay R. Schack (44) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015- Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present)	4	None
David M. Weyerhaeuser (63) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016- Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	Chicago Capital, LLC (investment adviser, 2018 - Present) R.D. Merrill Company, Inc. (private company, 1992 – Present)
1 Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees
Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
E. Rodman Titcomb, Jr.[2] (73) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016 – Present Term: Indefinite	Retired Chairman and Chief Executive Officer, Rock Island Company (Private Investment Company) (1998-2013)	4	None
Justin H. Weyerhaeuser [3](48) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee: Tenure: 2008 – Present Term: Indefinite As President and Treasurer Tenure: 2013- Present Term: Reappointed Annually	Private Investor (February 2013 - Present)	4	None
Jason K. Mitchell (45) 30 East 7th Street Saint Paul, Minnesota 55101	Secretary and Chief Compliance Officer	As Secretary: Tenure: 2021– Present Term: Reappointed Annually As Chief Compliance Officer: Tenure: 2021– Present Term: Reappointed Annually	Chief Compliance Officer,
Fiduciary Counselling, Inc.
(March 2021 –Present),
Chief Compliance Officer,
Clearwater Management
Co., Inc. (March 2021
–Present), Chief
Compliance Officer,
Summit Creek Advisors,
LLC (February 2014
			–March 2021)	N/A	N/A
Shari L. Clifford (53) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 - Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014-Present) Controller and Finance Director, Woodbury Financial Services, Inc. November 2007 - February 2014)	N/A	N/A

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Simona C. Ilies (41) The Northern Trust Company 333 South Wabash Ave Chicago, IL 60604	Assistant Secretary	Tenure: 2021 – Present Term: Reappointed Annually	Senior Consultant, Global
Fund Services, The
Northern Trust Company,
(April 2021-Present),
Consultant, Global Fund
Services, The Northern
Trust Company
(December 2018-April 2021),
Counsel, SRM Law
			(July 2016-December 2018)	N/A	N/A
2 Mr. Titcomb is an interested Trustee due to his brother’s position as a director of CMC.
3 Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.
Additional information about the Funds' Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

Federal Tax Information
(unaudited)
Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the year ended December 31, 2021 for the Core Equity Fund, 100.00% of ordinary dividends and 21.05% of qualified short term gains were paid during the year ended December 31, 2021 for the Select Equity Fund, and 100.00% of ordinary dividends and 30.72% of qualified short term gains were paid during the year ended December 31, 2021 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2021.
Corporate Dividends-Received Deduction. 100.00%, 1.47%, and 0.14% of the dividends distributed during the year ended December 31, 2021, for the Core Equity, Select Equity, and International Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.
Capital Gain Distribution. The following Funds made capital gain distributions in December 2021, and hereby designated these long-term capital gain distributions as follows:
Fund	Long-Term Capital Gain
Core Equity Fund	$ 18,748,250(1)
Select Equity Fund	41,714,145 (2)
Tax-Exempt Bond Fund	—
International Fund	69,470,296 (3)

(1)	During the fiscal year 2021, Core Equity Fund designated long-term capital gain distributions in the amount of $18,879,972. Core Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $18,748,250.
(2)	During the fiscal year 2021, Select Equity Fund designated long-term capital gain distributions in the amount of $44,080,795. Select Equity Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $41,714,145.
(3)	During the fiscal year 2021, International Fund designated long-term capital gain distributions in the amount of $72,462,589. International Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $69,470,296.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees Clearwater Investment Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Clearwater Core Equity Fund, Clearwater Select Equity Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights of each Fund present fairly, in all material respects, the financial position of each Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Clearwater Investment Trust investment companies since 1992.
Minneapolis, Minnesota
March 1, 2022

CLEARWATER INVESTMENT TRUST
Statements of Assets and Liabilities
December 31, 2021
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (including securities on loan of: $0, $2,761,658, $0 and $12,291,613, respectively); (identified cost: $415,317,581, $477,359,463, $695,656,357 and $728,302,048, respectively)	$879,362,506	538,199,973	725,762,522	1,098,013,173
Foreign currencies, at value (cost: $0, $13,934, $0 and $4,771,339, respectively)	-	14,053	-	4,781,409
Cash (restricted: $0, $0, $1,259,850 and $0, respectively)	-	-	2,524,688	-
Receivable for securities sold	-	414,944	-	93,554
Receivable for shares of beneficial interest sold	3,336,797	157,050	1,077,900	2,856,565
Accrued dividend and interest receivable	597,185	243,364	5,969,150	955,190
Foreign tax reclaim receivable	2,754	52	-	1,365,212
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	16,175
Total assets	883,299,242	539,029,436	735,334,260	1,108,081,278
Liabilities
Payables for investment securities purchased	1,213,344	746,172	2,028,270	72,945
Accrued investment advisory fee	540,953	1,226,095	488,414	1,643,675
Payable for dividend distribution	-	-	211,917	-
Payable for variation margin on futures contracts	-	-	111,766	-
Payable upon return of securities loaned	-	2,907,145	-	12,829,681
Deferred foreign capital gains taxes payable	-	-	-	1,174,900
Short-term financing	1,955,997	83,051	-	1,414,665
Total liabilities	3,710,294	4,962,463	2,840,367	17,135,866
Net assets	$879,588,948	534,066,973	732,493,893	1,090,945,412
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 12,933,722, 27,031,458, 72,059,459 and 51,613,487 shares outstanding, respectively)	$415,947,885	468,018,007	704,887,977	731,489,361
Distributable earnings	463,641,063	66,048,966	27,605,916	359,456,051
Net assets	$879,588,948	534,066,973	732,493,893	1,090,945,412
Net asset value per share of outstanding capital stock	$68.01	19.76	10.17	21.14
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Operations
Year ended December 31, 2021
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $8,112, $10,553, $0 and $2,949,136, respectively)	$10,842,532	5,533,747	1,836,261	18,911,230
Non cash dividends	-	464,256	-	3,385,536
Interest	-	-	23,701,684	2,078
Net income from securities loaned	-	11,221	-	504,389
Total income	10,842,532	6,009,224	25,537,945	22,803,233
Expenses:
Investment advisory fee	6,849,152	7,086,885	4,028,729	10,084,012
Other expenses	185	185	185	-
Total expenses	6,849,337	7,087,070	4,028,914	10,084,012
Less: waivers of investment advisory fee or other expense reimbursements	(4,658,361)	(2,443,245)	(2,117,692)	(3,497,289)
Net expenses	2,190,976	4,643,825	1,911,222	6,586,723
Net investment income	8,651,556	1,365,399	23,626,723	16,216,510
Net realized gain (loss) on:
Security transactions	45,136,206	81,330,705	437,830	78,796,239
Forward foreign currency exchange contracts	-	-	-	(95,008)
Foreign currency transactions	-	(13,685)	-	(170,403)
Futures contracts	-	-	1,462,523	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $(574,059), respectively)	125,180,850	(30,522,932)	184,748	39,814,030
Forward foreign currency exchange contracts	-	-	-	213,323
Futures contracts	-	-	(840,619)	-
Translation of other assets and liabilities denominated in foreign currencies	-	118	-	(159,784)
Net gain (loss) on investments	170,317,056	50,794,206	1,244,482	118,398,397
Net increase (decrease) in net assets resulting from operations	$178,968,612	52,159,605	24,871,205	134,614,907
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Changes in Net Assets
Years ended December 31, 2021 and 2020
	Core Equity Fund		Select Equity Fund
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Operations:
Net investment income	$8,651,556	7,797,355	1,365,399	2,445,660
Net realized gain	45,136,206	12,227,897	81,317,020	11,929,774
Net increase (decrease) in unrealized appreciation/depreciation	125,180,850	64,243,645	(30,522,814)	45,122,529
Net increase in net assets resulting from operations	178,968,612	84,268,897	52,159,605	59,497,963
Distributions to shareholders	(27,383,854)	(10,529,448)	(62,531,441)	(9,407,511)
Capital share transactions:
Proceeds from shares sold	120,841,621	63,017,560	100,015,489	50,471,692
Reinvestment of distributions from net investment income and net realized gain	27,383,854	10,528,034	62,531,441	9,377,725
Payments for shares redeemed	(37,205,688)	(73,471,942)	(74,082,432)	(27,390,079)
Net increase in net assets from capital share transactions	111,019,787	73,652	88,464,498	32,459,338
Total increase in net assets	262,604,545	73,813,101	78,092,662	82,549,790
Net assets:
At the beginning of the year	616,984,403	543,171,302	455,974,311	373,424,521
At the end of the year	$879,588,948	616,984,403	534,066,973	455,974,311
	Tax-Exempt Bond Fund		International Fund
	12/31/2021	12/31/2020	12/31/2021	12/31/2020
Operations:
Net investment income	$23,626,723	23,002,865	16,216,510	8,167,518
Net realized gain	1,900,353	385,724	78,530,828	17,480,415
Net increase (decrease) in unrealized appreciation/depreciation	(655,871)	619,138	39,867,569	113,749,692
Net increase in net assets resulting from operations	24,871,205	24,007,727	134,614,907	139,397,625
Distributions to shareholders	(23,625,740)	(24,360,229)	(97,585,574)	(16,448,467)
Capital share transactions:
Proceeds from shares sold	125,620,400	40,880,400	143,097,632	42,915,665
Reinvestment of distributions from net investment income and net realized gain	23,532,024	24,589,531	97,585,574	16,448,468
Payments for shares redeemed	(34,742,864)	(51,555,147)	(54,551,359)	(26,380,075)
Net increase in net assets from capital share transactions	114,409,560	13,914,784	186,131,847	32,984,058
Total increase in net assets	115,655,025	13,562,282	223,161,180	155,933,216
Net assets:
At the beginning of the year	616,838,868	603,276,586	867,784,232	711,851,016
At the end of the year	$732,493,893	616,838,868	1,090,945,412	867,784,232
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:
	Year ended December 31,
Core Equity Fund	2021	2020	2019	2018	2017
Net asset value, beginning of year	$55.11	48.14	37.97	43.21	37.43
Income (loss) from investment operations:
Net investment income	0.72	0.71	0.72	0.68	0.64
Net realized and unrealized gains (losses)	14.36	7.22	10.32	(3.46)	8.03
Total from investment operations	15.08	7.93	11.04	(2.78)	8.67
Less distributions to shareholders from:
Net investment income	(0.69)	(0.71)	(0.66)	(0.67)	(0.65)
Net realized gain	(1.49)	(0.25)	(0.21)	(1.79)	(2.24)
Total distributions to shareholders:	(2.18)	(0.96)	(0.87)	(2.46)	(2.89)
Net asset value, end of year	$68.01	55.11	48.14	37.97	43.21
Total return (a)	27.44%	16.54%	29.11%	(6.61)%	23.26%
Net assets, end of year (000s omitted)	$879,589	616,984	543,171	456,874	538,392
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	0.29%	0.31%	0.35%	0.38%	0.39%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h)	1.13%	1.49%	1.54%	1.47%	1.51%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h)	0.52%	0.90%	0.99%	0.95%	1.00%
Portfolio turnover rate (excluding short-term securities)	33.97%	37.16%	33.73%	34.64%	31.13%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.25%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.65%.
(d)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.30%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.60%.
(e)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.31%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.59%.
(f)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.35%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.55%.
(g)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.38%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.52%.
(h)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.37%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.53%.
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:
	Year ended December 31,
Select Equity Fund	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.09	18.45	14.90	18.92	19.79
Income (loss) from investment operations:
Net investment income	0.07	0.11	0.14	0.07	0.02
Net realized and unrealized gains (losses)	2.20	1.95	3.79	(2.37)	2.58
Total from investment operations	2.27	2.06	3.93	(2.30)	2.60
Less distributions to shareholders from:
Net investment income	(0.06)	(0.11)	(0.11)	(0.07)	(0.03)
Net realized gain	(2.54)	(0.31)	(0.27)	(1.65)	(3.44)
Total distributions to shareholders:	(2.60)	(0.42)	(0.38)	(1.72)	(3.47)
Net asset value, end of year	$19.76	20.09	18.45	14.90	18.92
Total return (a)	11.77%	11.25%	26.40%	(12.49)%	13.46%
Net assets, end of year (000s omitted)	$534,067	455,974	373,425	305,921	369,720
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i)	0.88%	0.94%	0.98%	1.03%	0.99%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i)	0.26%	0.70%	0.64%	0.33%	0.11%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i)	(0.21)%	0.29%	0.27%	0.01%	(0.25)%
Portfolio turnover rate (excluding short-term securities)	109.01%	102.30%	64.32%	63.08%	113.85%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, increased to 0.89%. Also effective October 1, 2021, the Adviser decreased the voluntary waiver to 0.46%.
(d)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.87%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.48%.
(e)	Effective October 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.91%. Also effective October 1, 2020, the Adviser increased the voluntary waiver to 0.44%.
(f)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.95%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.40%.
(g)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.98%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.37%.
(h)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 1.03%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.32%.
(i)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.96%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.39%.
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:
	Year ended December 31,
Tax-Exempt Bond Fund	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.14	10.13	9.82	10.21	9.93
Income (loss) from investment operations:
Net investment income	0.36	0.39	0.40	0.42	0.45
Net realized and unrealized gains (losses)	0.03	0.03	0.34	(0.26)	0.38
Total from investment operations	0.39	0.42	0.74	0.16	0.83
Less distributions to shareholders from:
Net investment income	(0.36)	(0.41)	(0.43)	(0.45)	(0.49)
Net realized gain	-	-	-	(0.10)	(0.06)
Total distributions to shareholders:	(0.36)	(0.41)	(0.43)	(0.55)	(0.55)
Net asset value, end of year	$10.17	10.14	10.13	9.82	10.21
Total return (a)	3.89%	4.26%	7.69%	1.59%	8.54%
Net assets, end of year (000s omitted)	$732,494	616,839	603,277	529,485	525,156
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e)	0.28%	0.29%	0.32%	0.34%	0.34%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e)	3.52%	3.85%	4.05%	4.22%	4.35%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e)	3.20%	3.54%	3.77%	3.96%	4.09%
Portfolio turnover rate (excluding short-term securities)	16.91%	17.21%	12.53%	11.36%	13.28%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.27%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
(d)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.29%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.31%.
(e)	Effective December 12, 2018, the investment advisory fee, net of voluntary waivers, decreased to 0.32%. Also effective December 12, 2018, the Adviser increased the voluntary waiver to 0.28%.
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:
	Year ended December 31,
International Fund	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.16	17.28	14.08	17.23	14.04
Income (loss) from investment operations:
Net investment income	0.36	0.20	0.29	0.30	0.27
Net realized and unrealized gains (losses)	2.68	3.07	3.43	(2.70)	3.44
Total from investment operations	3.04	3.27	3.72	(2.40)	3.71
Less distributions to shareholders from:
Net investment income	(0.42)	(0.17)	(0.30)	(0.29)	(0.30)
Net realized gain	(1.64)	(0.22)	(0.22)	(0.46)	(0.22)
Total distributions to shareholders:	(2.06)	(0.39)	(0.52)	(0.75)	(0.52)
Net asset value, end of year	$21.14	20.16	17.28	14.08	17.23
Total return (a)	15.39%	19.02%	26.47%	(14.01)%	26.54%
Net assets, end of year (000s omitted)	$1,090,945	867,784	711,851	524,708	624,642
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	0.65%	0.66%	0.68%	0.68%	0.67%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h)	1.61%	1.17%	1.88%	1.79%	1.67%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h)	1.26%	0.83%	1.56%	1.47%	1.34%
Portfolio turnover rate (excluding short-term securities)	39.50%	39.61%	49.69%	19.57%	36.17%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.
(c)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.40%.
(d)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.67%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
(e)	Effective October 1, 2020, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective October 1, 2020, the Adviser decreased the voluntary waiver to 0.32%.
(f)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.35%.
(g)	Effective September 22, 2017, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective September 22, 2017, the Adviser decreased the voluntary waiver to 0.32%.
(h)	Effective March 16, 2017, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective March 16, 2017, the Adviser increased the voluntary waiver to 0.35%.
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
(1)    Organization
Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Select Equity Fund ("Select Equity Fund"), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund, the “Funds”). Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Core Equity, Select Equity, and International Funds is long-term capital growth. The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.
Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.
The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.
Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”), AQR Capital Management, LLC (“AQR”), and O’Shaughnessy Asset Management, LLC (“OSAM”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 40% to 60% of the Fund’s total assets will be allocated to Parametric; the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the Select Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Fund invests consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While the Fund is permitted to invest in
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies. The Fund may obtain exposure to equity securities through investment in exchange-traded funds and other investment companies. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Cooke & Bieler, L.P. (“Cooke & Bieler”), Jackson Square Partners, LLC (“Jackson Square”), Parametric, Pzena Investment Management LLC (“Pzena”), Rice Hall James & Associates (“RHJ”) and Wasatch Global Investors (“Wasatch”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 10% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s five other subadvisers that provide day-to-day management of the Fund. The percentage of the Fund’s assets allocated to Parametric will change from time to time in the discretion of CMC and could be higher or lower in the future. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management. Effective June 11, 2021, the Trust terminated the subadvisory agreement with Kennedy Capital Management, Inc., one of the subadvisers to the Select Equity Fund.
Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisors II, LLC (“Sit”). FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds, and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers (including frontier market issuers). In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts, or options on futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), WCM Investment Management, LLC (“WCM”) and LSV Asset Management (“LSV”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 30% of the
31	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
Fund’s assets will be allocated to Parametric, and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World EX U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
(2)    Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”
The significant accounting policies followed by the Funds are as follows:
(a)     Investments in Securities
Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the NAV, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.
Non cash dividends are recognized as investment income at the fair value of the property received.
Participatory notes in which the International Fund invests are financial instruments that must have Indian securities as the underlying assets. Brokers and foreign institutional investors registered with the Securities and Exchange Board of India (SEBI) issue the participatory notes and invest on behalf of the foreign investors. Brokers must report their participatory note issuance status to the regulatory board each quarter. The notes allow foreign investors to participate in the Indian markets without registering with the SEBI. Participatory notes are categorized within the Level 1 of the fair value hierarchy.
(b)    Foreign Currency Translation
The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.
(c)    Futures Contracts
The Tax-Exempt Bond Fund invests in long and short financial futures contracts for hedging purposes or to gain exposure to interest rate risk. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various interest rates or indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gain (loss) on: Futures contracts,
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on: Futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.
(d)    Forward Foreign Currency Exchange Contracts
The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within Net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the counterparty to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.
(e)    Spot Contracts
The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
(f)    Master Limited Partnerships
The International Fund invests in Master Limited Partnerships (“MLPs”). The benefits derived from the Fund's investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.
(g)    Delayed Delivery Transactions and When-Issued Securities
Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.
(h)     Short-Term Investments
The Core Equity, Select Equity, Tax-Exempt Bond, and International Funds currently invest in Institutional Shares of the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.
(i)     Recoverable Taxes
The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclaims. All reclaims are paid directly to the applicable Funds.
(j)    Federal Taxes
The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption deferred foreign capital gains taxes payable and as a reduction in net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in net realized gain (loss) on security transactions.
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2021, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2018, 2019, 2020, and 2021 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Funds. The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions by the Funds during the years ended December 31, 2021 and 2020 was as follows:

	Tax-Exempt		Ordinary Income*
	2021	2020	2021	2020
Core Equity Fund	$ —	$ —	$ 8,635,604	$ 7,801,407
Select Equity Fund	—	—	20,817,295	2,530,143
Tax-Exempt Bond Fund	23,486,921	24,459,185	44,388	131,738
International Fund	—	—	28,115,277	8,365,704

	Long-Term Capital Gains**
	2021	2020
Core Equity Fund	$ 18,748,250	$ 2,728,041
Select Equity Fund	41,714,145	6,877,368
Tax-Exempt Bond Fund	—	—
International Fund	69,470,296	8,082,763

*	In addition to the ordinary income distributions, during 2021 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income in the following amounts:

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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021

Core Equity Fund	$ 55,561
Select Equity Fund	$ 1,173,832

**	In addition to the long-term capital gain distributions, during 2021 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains in the following amounts:

Core Equity Fund	$ 131,722
Select Equity Fund	$ 2,366,650
International Fund	$ 2,992,293

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$ —	$ 3,608,039	$ —	$ 757,847
Undistributed tax-exempt income	—	—	375,134	—
Undistributed capital gain	902,394	4,507,720	—	3,017,654
Accumulated capital losses and other	—	—	(2,732,188)	(1,748,052)
Unrealized appreciation/depreciation	462,738,669	57,933,207	29,962,970	357,428,602
Total	$ 463,641,063	$ 66,048,966	$ 27,605,916	$ 359,456,051
Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The primary reasons for permanent differences are the Funds use of equalization accounting whereby a portion of redemption payments were treated as distributions and realized gains on in-kind redemptions that are not recognized for tax purposes. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31,
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Notes to Financial Statements December 31, 2021
2021, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Distributable earnings	$ (11,313,832)	$ (17,913,242)	$ —	$ (12,994,280)
Additional paid-in capital	11,313,832	17,913,242	—	12,994,280
(k)     Distributions to Shareholders
Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Select Equity, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders. During the year ended December 31, 2021, the Core Equity, Select Equity and International Funds utilized equalization accounting with respect to distributions to shareholders, in order to keep remaining shareholders’ interest in undistributed income from being affected.
(l)    Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(m)     Indemnification
Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.
(n)    Cash and Restricted Cash
Cash, including cash denominated in foreign currencies, represents cash on hand and demand deposits held at financial institutions. Cash equivalents include short-term, highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held to meet short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.
Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Funds considers cash collateral posted with counterparties for derivative contracts to be restricted cash.
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Notes to Financial Statements December 31, 2021
(3)    Fair Value Measurements
Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.
•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.
•	Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2021.
	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$ 876,928,932	$ —	$ —	$ 876,928,932
Preferred Stocks	36,643	—	—	36,643
Short-Term Investments	2,396,931	—	—	2,396,931
Total	$ 879,362,506	$ —	$ —	$ 879,362,506
(a) For the Core Equity Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above.
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Notes to Financial Statements December 31, 2021
	Select Equity Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$ 517,975,830	$ 650,774	$ —	$ 518,626,604
Rights	—	—	—*	—*
Warrants	30,134	—	—*	30,134
Short-Term Investments	19,543,235	—	—	19,543,235
Total	$ 537,549,199	$ 650,774	$ —	$ 538,199,973

* Security has been deemed worthless and is a Level 3 investment.
(b) For the Select Equity Fund, the investment value is comprised of equity securities, rights, warrants and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
There were no significant Level 3 valuations at December 31, 2021.
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$ 43,227,707	$ —	$ —	$ 43,227,707
Municipal Bonds
Alabama	—	1,545,786	—	1,545,786
Alaska	—	14,437	—	14,437
Arizona	—	15,733,476	—	15,733,476
Arkansas	—	2,569,109	—	2,569,109
California	—	43,784,856	—	43,784,856
Colorado	—	37,751,360	—	37,751,360
Connecticut	—	4,620,219	—	4,620,219
District of Columbia	—	9,159,947	—	9,159,947
Florida	—	95,074,217	—	95,074,217
Georgia	—	13,462,267	—	13,462,267
Idaho	—	3,463,808	—	3,463,808
Illinois	—	36,931,450	—	36,931,450
Indiana	—	11,589,169	—	11,589,169
Iowa	—	3,330,221	—	3,330,221
Kansas	—	2,104,834	—	2,104,834
Kentucky	—	313,970	—	313,970
Louisiana	—	13,278,416	—	13,278,416
Maine	—	959,200	—	959,200
Maryland	—	7,808,898	—	7,808,898
Massachusetts	—	18,727,238	—	18,727,238
Michigan	—	28,189,698	—	28,189,698
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Notes to Financial Statements December 31, 2021
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Minnesota	$ —	$ 9,035,611	$ —	$ 9,035,611
Mississippi	—	1,614,740	—	1,614,740
Missouri	—	7,455,478	—	7,455,478
Montana	—	2,745,411	—	2,745,411
Nebraska	—	175,535	—	175,535
Nevada	—	4,356,181	—	4,356,181
New Hampshire	—	5,106,751	—	5,106,751
New Jersey	—	14,390,205	—	14,390,205
New Mexico	—	10,872,399	—	10,872,399
New York	—	48,010,006	—	48,010,006
North Carolina	—	7,421,063	—	7,421,063
North Dakota	—	3,594,532	—	3,594,532
Ohio	—	21,164,892	—	21,164,892
Oklahoma	—	2,331,722	—	2,331,722
Oregon	—	11,922,895	—	11,922,895
Pennsylvania	—	17,324,902	—	17,324,902
Puerto Rico	—	1,510,602	—	1,510,602
Rhode Island	—	3,029,576	—	3,029,576
South Carolina	—	8,678,949	—	8,678,949
Tennessee	—	13,058,441	—	13,058,441
Texas	—	46,046,779	—	46,046,779
Utah	—	7,565,032	—	7,565,032
Vermont	—	2,799,646	—	2,799,646
Virginia	—	3,416,327	—	3,416,327
Washington	—	19,884,933	—	19,884,933
West Virginia	—	3,593,550	—	3,593,550
Wisconsin	—	24,622,523	—	24,622,523
Wyoming	—	1,630,834	—	1,630,834
Short-Term Investments	28,762,724	—	—	28,762,724
Total	$ 71,990,431	$ 653,772,091	$ —	$ 725,762,522
(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value
41	(Continued)

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Notes to Financial Statements December 31, 2021
of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.
Tax-Exempt Bond Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$ 32,635	$ —	$ —	$ 32,635
Liabilities
Futures Contracts	(873,254)	—	—	(873,254)
Net Other Financial Instruments	$ (840,619)	$ —	$ —	$ (840,619)
The futures contracts outstanding at December 31, 2021 are considered Level 1 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Futures contracts are shown on a gross basis in the above table, but the net increase/(decrease) in unrealized appreciation/(depreciation) on futures contracts is shown on the Statements of Operations.
	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ 43,195,131	$ —	$ —*	$ 43,195,131
Singapore	7,513,346	81,033	—	7,594,379
Thailand	—	804,120	—	804,120
All other countries	1,005,902,014	—	—	1,005,902,014
Participatory Notes	2,101,523	—	—	2,101,523
Preferred Stocks	7,118,481	—	—	7,118,481
Warrants	7	—	—	7
Short-Term Investments	31,297,518	—	—	31,297,518
Total	$1,097,128,020	$ 885,153	$ —	$1,098,013,173

* Security has been deemed worthless and is a Level 3 investment.
(d) For the International Fund, the investment value is comprised of equity securities, participatory notes, warrants and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
There were no significant Level 3 valuations for which significant unobservable inputs were used at December 31, 2021. The amount of transfers between Level 3 and Level 1 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 1 is not shown for the year ended December 31, 2021.
International Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$ —	$ 16,175	$ —	$ 16,175
The forward foreign currency exchange contracts outstanding at December 31, 2021 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.
(4)    Investment Security Transactions
The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2021, were as follows:
	Purchases	Sales
Core Equity Fund	$ 349,367,910	$ 254,847,971
Select Equity Fund	574,564,961	550,517,960
Tax-Exempt Bond Fund	204,441,385	109,020,098
International Fund	490,028,591	379,501,670

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October currency and capital losses for tax purposes, and the recharacterization of income recognition on investments in passive foreign investment companies.
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
At December 31, 2021, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:
Funds	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Core Equity Fund	$ 463,933,254	$ (1,194,585)	$ 462,738,669	$ 416,623,837
Select Equity Fund	89,445,720	(31,512,630)	57,933,090	480,266,883
Tax-Exempt Bond Fund	40,425,231	(10,462,261)	29,962,970	695,799,552
International Fund	381,985,393	(23,411,418)	358,573,975	739,439,198

(5)    Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2021 and 2020 were as follows:
	Core Equity Fund		Select Equity Fund
	2021	2020	2021	2020
Sold	1,900,566	1,356,005	4,425,359	3,565,994
Issued for reinvestment of distributions	411,726	196,822	3,275,613	482,393
Redeemed	(573,574)	(1,641,622)	(3,368,880)	(1,589,669)
Net Increase (decrease)	1,738,718	(88,795)	4,332,092	2,458,718

	Tax-Exempt Bond Fund		International Fund
	2021	2020	2021	2020
Sold	12,325,152	4,046,480	6,394,897	2,607,637
Issued for reinvestment of distributions	2,316,277	2,463,261	4,762,595	848,734
Redeemed	(3,432,088)	(5,188,108)	(2,579,497)	(1,622,611)
Net Increase (decrease)	11,209,341	1,321,633	8,577,995	1,833,760
(6)    Capital Loss Carryforward
For the period subsequent to October 31, 2021 through the fiscal year ended December 31, 2021, the International Fund incurred net capital losses, and/or Section 988 currency losses, which the Fund intends to treat as having been incurred in the following fiscal year of $1,748,052.
At December 31, 2021, the Funds had the following short term capital loss carry-forwards and long term capital loss carry forwards available to offset future net capital gains which do not expire. Future utilization of the capital loss carry-forward may be limited. During the year ended December 31, 2021, the Core Equity Fund and the
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
Tax-Exempt Bond Fund utilized $14,475,450 and $1,059,734, respectively, in capital loss carryforwards to offset capital gains.
	Short-Term	Long-Term	Late-year Gain/Loss	Total
Tax-Exempt Bond Fund	$ 2,244,674	$ 275,598	$ —	$ 2,520,272
(7)    Expenses and Related-Party Transactions
The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. Management fees are calculated and accrued daily, and are paid quarterly. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. For the year ended December 31, 2021, voluntary waivers on management fees were as follows:
	Management Fees Voluntary Waivers
	Voluntary Waiver % Prior to April 1, 2021	Voluntary Waiver % Effective from April 1, 2021, to October 1, 2021	Voluntary Waiver % Effective October 1, 2021
Core Equity Fund	(0.59)	(0.60)	(0.65)
Select Equity Fund	(0.44)	(0.48)	(0.46)
Tax-Exempt Bond Fund	(0.31)	(0.31)	(0.33)
International Fund	(0.32)	(0.33)	(0.40)
Effective January 1, 2020, the net management fee actually paid for the Core Equity Fund and Tax-Exempt Bond Fund due to the Adviser’s modification of the voluntary waivers for the Fund was 0.31% and 0.29%, respectively. Effective October 1, 2020, the net management fee actually paid for the Select Equity Fund and International Fund due to the Adviser’s modification of the voluntary waivers for the Fund was 0.91% and 0.68%, respectively. Effective April 1, 2021, the net management fees actually paid for the Core Equity Fund, Select Equity Fund and International Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.30%, 0.87% and 0.67%, respectively. Effective October 1, 2021, the net management fees actually paid for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund due to the Adviser's modification of the voluntary waivers for those Funds were 0.25%, 0.89%, 0.27% and 0.60%, respectively.
The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.
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Notes to Financial Statements December 31, 2021
In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios and are excluded from the voluntary waivers described above.
The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser.
The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.
(8)    Derivative Instruments
Information concerning the types of derivatives in which the Tax-Exempt Bond Fund and International Fund invest, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the Tax-Exempt Bond Fund and International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2021, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The futures contracts and forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.
ASSETS				LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
Tax-Exempt Bond Fund	Futures contracts	Unrealized appreciation on futures contracts	$ 32,635*	Unrealized depreciation on futures contracts	$ 873,254*	Northern Trust
International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	16,175	Unrealized depreciation on forward foreign currency exchange contracts	—	Northern Trust

*	Represents cumulative appreciation/depreciation on futures contracts as in the Schedules of Investments. Only the variation margin receivable/payable is reported within the Statement of Assets and Liabilities for futures contracts.
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Notes to Financial Statements December 31, 2021
The following table sets forth, by primary risk exposure, the Tax-Exempt Bond Fund's and International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts and forward foreign currency exchange contracts for the year ended December 31, 2021:
Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Location	Value
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss) on futures contracts	$ 1,462,523	Tax-Exempt Bond Fund	Futures contracts	Net increase (decrease) in unrealized appreciation/ depreciation on futures contracts	$ (840,619)
International Fund	Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$ (95,008)	International Fund	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$ 213,323

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Tax-Exempt Bond Fund and International Fund, the number of transactions and weighted average notional amount of forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2021.
Tax-Exempt Bond Fund
Future Contracts
Number of Transactions	Weighted Average Notional Amount
253	$ 4,590,193

International Fund
Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
26	$ 4,129,428
(9)    Short-term Financing
ReFlow Fund, LLC ("ReFlow") provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases for a fee. The Fund then generally redeems those shares when it experiences net sales. The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies. The Fund is generally required to redeem the shares purchased by ReFlow within 30 days (15 days if redeemed in-kind). As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the Statements of
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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
Assets and Liabilities. The fee paid on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.20% and is paid by the Adviser under the unified advisory fee agreement. For the year ended December 31, 2021, the Core Equity Fund had total redemptions in kind of $12,695,061, resulting in realized gains of $11,121,047. For the year ended December 31, 2021, the Select Equity Fund had total redemptions in kind of $32,053,419, resulting in realized gains of $14,468,480. For the year ended December 31, 2021, the International Fund had total redemptions in kind of $15,658,593, resulting in realized gains of $10,007,494. These realized gains are not recognized for tax purposes as discussed in Note 2. As of December 31, 2021, the Core Equity Fund, Select Equity Fund and the International Fund ReFlow accounts had balances of $1,955,997, $83,051 and $1,414,665, respectively. During the year ended December 31, 2021, the Funds had the following activity:
	Average Amount Oustanding for Days in Use	Days Used
Core Equity Fund	$ 4,673	116
Select Equity Fund	18,568	176
International Fund	22,411	79

(10)  Portfolio Securities Loaned
The Select Equity Fund and the International Fund participate in a securities lending program and have loaned portions of their investment portfolios during the year ended December 31, 2021. Under the program, the Funds loan securities to borrowers who post collateral for those loaned securities. The Securities Finance Trust Company serves as the Funds’ securities lending agent (the lending agent) who operates and maintains the securities lending program. The loans are governed by a securities lending agreement between the lending agent, acting on behalf of the Funds, and each borrowing counterparty. The fair value of securities on loan as of December 31, 2021 is recognized within investments in securities, at fair value, on the Statements of Assets and Liabilities.
Each borrower receives a negotiated interest rate, which is generally referred to as the rebate rate, on the cash that it delivers to the Funds as collateral for the securities loaned and agrees to pay a negotiated rate with respect to the loaned securities. The amount of these rates for each securities lending transaction may differ depending on several factors, including the demand for the security, tax considerations and the credit quality of the borrower. A net payment is generally made by the borrower with respect to these rates upon termination of the loan (the Net Rate). The value of the securities loan will be marked-to-market daily, and the borrower will be required to provide additional collateral if the posted amount falls below certain negotiated levels, and the lending agent (on behalf of the Funds) will be required to return collateral to the borrower if the amount of collateral posted is greater than such negotiated levels.
During the reporting period, the cash collateral received from borrowers related to the Funds’ securities lending activities was invested in the Institutional Shares of Fidelity Investments Money Market Government Portfolio and the daily residual was swept into the Northern Institutional Fund-U.S Government Select Portfolio. The short-term investments purchased with the cash collateral in the amount of $2,907,145 and $12,829,681 are included in Investments in Securities on the Statement of Assets and Liabilities of the Select Equity Fund and International Fund, respectively.
48	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
The Funds provide compensation to the lending agent in connection with operating and maintaining the securities lending program. The lending agent is compensated in an amount of 15% of gross revenues for the 12 month period commencing as of implementation date. The fee will then be increased to 20% for the first $1 million of gross revenues and 15% of any gross revenues in excess of $ 1 million. The revenues derived from the securities lending activities of the Funds depend on many factors, including the value of the securities available to be loaned, the demand for the securities available to be loaned, the actual percentage of the Fund’s securities that are on loan (the utilization rate), the amount earned from the investment of any collateral and the amount of the fees or profit retained by the lending agent. All compensation, costs and expenses associated with the securities lending program are considered transaction charges that are borne by the Funds and are not an obligation of the Manager under the securities lending agency agreement. These transaction charges are netted with the income from securities lending and included in net income from securities loaned on the accompanying Statement of Operations.
The Funds’ securities lending program involves certain risks, including counterparty or borrower risk, collateral investment risk, replacement risk, operational, legal, tax and accounting risks. In the event the borrower does not meet its contractual obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.
The following is information on the securities lending activities by the lending agent as of December 31, 2021:
	Gross Amounts of Securities Loaned in Statement of Assets and Liabilities	% of Net Assets	Cash Collateral Received
Select Equity Fund	$ 2,761,658	0.52%	$ 2,907,145
International Fund	12,291,613	1.13%	12,829,681
At December 31, 2021, there were no offsetting of securities and they are presented on a gross basis.
(11)  Recent Market Events
U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of the novel coronavirus worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, rising unemployment claims, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty. Health crises and related political, social and economic disruptions caused by the spread of the recent coronavirus outbreak may also exacerbate other pre-existing political, social and economic risks in certain countries. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, the Funds may face challenges with respect to their day-to-day operations if key personnel of the Funds’ investment adviser or other service providers are unavailable due to quarantines and restrictions on travel related to the coronavirus outbreak. As a result, the risk environment
49	(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements December 31, 2021
remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
(12)   Subsequent Events
Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded that there are no additional events that require financial statement disclosure and/or adjustments to the financial statements.
50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
13,273	ACTIVISION BLIZZARD, INC.	$ 279,141	883,053
5,817	ALPHABET, INC., CLASS A(b)	4,395,006	16,852,082
5,722	ALPHABET, INC., CLASS C(b)	8,467,074	16,557,122
7,979	ALTICE U.S.A., INC., CLASS A(b)	134,528	129,100
121,768	AT&T, INC.	2,955,534	2,995,493
400	CABLE ONE, INC.	294,734	705,380
1,529	CHARTER COMMUNICATIONS, INC., CLASS A(b)	989,980	996,862
3,718	CINEMARK HOLDINGS, INC.(b)	43,220	59,934
57,795	COMCAST CORP., CLASS A	632,884	2,908,822
11,266	ELECTRONIC ARTS, INC.	280,102	1,485,985
3,721	FOX CORP., CLASS A	136,613	137,305
38,016	INTERPUBLIC GROUP OF (THE) COS., INC.	1,289,425	1,423,699
1,987	LIBERTY BROADBAND CORP., CLASS C(b)	247,264	320,106
3,857	LIBERTY GLOBAL PLC, CLASS A(b)(c)	29,803	106,993
3,674	LIBERTY GLOBAL PLC, CLASS C(b)(c)	29,017	103,203
2,000	LIBERTY MEDIA CORP.-LIBERTY FORMULA ONE, CLASS C(b)	54,522	126,480
2,000	LIBERTY MEDIA CORP.-LIBERTY SIRIUSXM, CLASS C(b)	88,275	101,700
1,496	LIVE NATION ENTERTAINMENT, INC.(b)	140,605	179,056
461	LOYALTY VENTURES, INC.(b)	10,487	13,862
169,815	LUMEN TECHNOLOGIES, INC.	1,846,093	2,131,178
1,849	MATCH GROUP, INC.(b)	68,760	244,530
29,937	META PLATFORMS, INC., CLASS A(b)	2,015,347	10,069,310
5,018	NETFLIX, INC.(b)	1,845,774	3,023,044
2,000	NEW YORK TIMES (THE) CO., CLASS A	99,635	96,600
22,483	NEWS CORP., CLASS A	541,700	501,596
700	NEXSTAR MEDIA GROUP, INC., CLASS A	44,492	105,686
21,644	OMNICOM GROUP, INC.	1,594,613	1,585,856
5,800	PLAYTIKA HOLDING CORP.(b)(c)	102,694	100,282
17,050	SIRIUS XM HOLDINGS, INC.	101,708	108,268
1,619	SPOTIFY TECHNOLOGY S.A.(b)(c)	248,225	378,895
1,357	TAKE-TWO INTERACTIVE SOFTWARE, INC.(b)	245,507	241,166
10,237	T-MOBILE U.S., INC.(b)	444,022	1,187,287
8,700	TWITTER, INC.(b)	197,336	376,014
81,405	VERIZON COMMUNICATIONS, INC.	3,803,132	4,229,804
6,901	VIACOMCBS, INC., CLASS B	214,797	208,272
26,851	WALT DISNEY (THE) CO.(b)	710,857	4,158,951
		34,622,906	74,832,976	8.51%
Consumer Discretionary:
2,200	2U, INC.(b)	40,782	44,154
1,500	ADVANCE AUTO PARTS, INC.	53,557	359,820
6,341	AMAZON.COM, INC.(b)	9,081,002	21,143,050
4,413	APTIV PLC(b)(c)	590,351	727,924
2,400	ARAMARK	47,393	88,440
1,100	AUTOLIV, INC.(c)	13,982	113,751
10,381	AUTONATION, INC.(b)	261,194	1,213,020
1,042	AUTOZONE, INC.(b)	1,056,144	2,184,438
41,607	BATH & BODY WORKS, INC.	2,204,063	2,903,753
28,819	BEST BUY CO., INC.	1,117,923	2,928,010
1,400	BIG LOTS, INC.	15,477	63,070
388	BOOKING HOLDINGS, INC.(b)	460,570	930,901
17,518	BORGWARNER, INC.	596,524	789,536
1,876	BOYD GAMING CORP.(b)	110,387	123,009
628	BURLINGTON STORES, INC.(b)	68,198	183,068
1,568	CARMAX, INC.(b)	22,540	204,201
12,812	CARNIVAL CORP.(b)	229,874	257,777
2,300	CARVANA CO.(b)	419,338	533,117
25,312	CHEGG, INC.(b)	746,608	777,078
200	CHIPOTLE MEXICAN GRILL, INC.(b)	285,322	349,650
1,000	COLUMBIA SPORTSWEAR CO.	99,880	97,440
3,928	D.R. HORTON, INC.	18,835	425,992
1,200	DARDEN RESTAURANTS, INC.	42,285	180,768
2,065	DECKERS OUTDOOR CORP.(b)	879,208	756,430
2,548	DICK'S SPORTING GOODS, INC.	85,857	292,995
5,289	DOLLAR GENERAL CORP.	653,188	1,247,305
5,224	DOLLAR TREE, INC.(b)	52,773	734,077
See accompanying notes to financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
5,912	DOMINO'S PIZZA, INC.	$ 2,523,173	3,336,319
19,479	EBAY, INC.	513,268	1,295,354
1,621	ETSY, INC.(b)	298,350	354,902
632	EXPEDIA GROUP, INC.(b)	48,603	114,215
500	FIVE BELOW, INC.(b)	93,725	103,445
959	FLOOR & DECOR HOLDINGS, INC., CLASS A(b)	27,966	124,680
13,642	FOOT LOCKER, INC.	312,798	595,200
211,871	FORD MOTOR CO.	2,757,316	4,400,561
1,300	FRONTDOOR, INC.(b)	30,171	47,645
10,764	GAP (THE), INC.	158,608	189,985
5,273	GARMIN LTD.(c)	188,068	718,024
12,145	GENERAL MOTORS CO.(b)	659,053	712,061
15,100	GENTEX CORP.	110,161	526,235
3,450	GENUINE PARTS CO.	102,424	483,690
13,709	HANESBRANDS, INC.	115,303	229,215
1,126	HASBRO, INC.	79,035	114,604
3,235	HILTON WORLDWIDE HOLDINGS, INC.(b)	323,019	504,628
18,366	HOME DEPOT (THE), INC.	3,404,781	7,622,074
1,239	HYATT HOTELS CORP., CLASS A(b)	106,156	118,820
30,418	INTERNATIONAL GAME TECHNOLOGY PLC	167,706	879,384
6,950	KOHL'S CORP.	55,508	343,261
3,835	LAS VEGAS SANDS CORP.(b)	70,193	144,349
700	LEAR CORP.	108,360	128,065
15,309	LENNAR CORP., CLASS A	570,966	1,778,293
58	LENNAR CORP., CLASS B	652	5,546
35,097	LKQ CORP.	1,327,453	2,106,873
6,546	LOWE'S COS., INC.	1,223,499	1,692,010
4,767	LULULEMON ATHLETICA, INC.(b)(c)	606,562	1,866,042
3,281	MARRIOTT INTERNATIONAL, INC., CLASS A(b)	114,845	542,152
669	MARRIOTT VACATIONS WORLDWIDE CORP.	62,757	113,048
10,620	MCDONALD'S CORP.	433,348	2,846,903
6,006	MGM RESORTS INTERNATIONAL	51,281	269,549
3,152	MOHAWK INDUSTRIES, INC.(b)	495,274	574,231
4,915	NEWELL BRANDS, INC.	52,223	107,344
16,167	NIKE, INC., CLASS B	1,055,629	2,694,554
4,473	NORDSTROM, INC.(b)	50,165	101,179
5,600	NORWEGIAN CRUISE LINE HOLDINGS LTD.(b)	112,201	116,144
103	NVR, INC.(b)	133,164	608,614
2,000	OLLIE'S BARGAIN OUTLET HOLDINGS, INC.(b)	107,375	102,380
900	O'REILLY AUTOMOTIVE, INC.(b)	27,058	635,607
2,100	PENN NATIONAL GAMING, INC.(b)	106,569	108,885
4,707	PENSKE AUTOMOTIVE GROUP, INC.	191,281	504,685
4,800	PETCO HEALTH & WELLNESS CO., INC.(b)	94,781	94,992
1,283	PLANET FITNESS, INC., CLASS A(b)	75,858	116,214
370	POOL CORP.	34,226	209,420
14,100	PULTEGROUP, INC.	58,797	805,956
2,342	PVH CORP.	101,514	249,774
6,500	QUANTUMSCAPE CORP.(b)	127,502	144,235
17,636	QURATE RETAIL, INC., CLASS A	45,988	134,034
1,500	RALPH LAUREN CORP.	31,320	178,290
4,543	ROSS STORES, INC.	249,551	519,174
2,530	ROYAL CARIBBEAN CRUISES LTD.(b)	64,509	194,557
3,108	SIX FLAGS ENTERTAINMENT CORP.(b)	46,765	132,339
23,500	STARBUCKS CORP.	154,545	2,748,795
56,274	TAPESTRY, INC.	2,316,385	2,284,724
15,306	TARGET CORP.	1,503,428	3,542,421
12,094	TESLA, INC.(b)	4,998,884	12,780,697
1,900	THOR INDUSTRIES, INC.	22,315	197,163
20,188	TJX (THE) COS., INC.	86,033	1,532,673
866	TOPBUILD CORP.(b)	6,976	238,938
500	TRACTOR SUPPLY CO.	90,114	119,300
25,121	TRAVEL + LEISURE CO.	582,478	1,388,438
700	ULTA BEAUTY, INC.(b)	244,098	288,638
469	VAIL RESORTS, INC.	162,063	153,785
1,100	VEONEER, INC.(b)(c)	5,428	39,028
6,800	VF CORP.	81,950	497,896
1,930	VICTORIA'S SECRET & CO.(b)	70,949	107,192
See accompanying notes to financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
935	WAYFAIR, INC., CLASS A(b)	$ 207,026	177,622
3,000	WENDY'S (THE) CO.	43,280	71,550
6,441	WHIRLPOOL CORP.	632,036	1,511,445
8,916	WILLIAMS-SONOMA, INC.	1,391,862	1,507,963
1,461	WYNDHAM HOTELS & RESORTS, INC.	51,428	130,979
1,554	WYNN RESORTS LTD.(b)	31,066	132,152
3,039	YUM! BRANDS, INC.	408,989	421,996
		52,251,446	112,165,909	12.75%
Consumer Staples:
21,142	ALTRIA GROUP, INC.	940,887	1,001,919
10,300	ARCHER-DANIELS-MIDLAND CO.	188,618	696,177
2,272	BEYOND MEAT, INC.(b)	157,015	148,044
900	BOSTON BEER (THE) CO., INC., CLASS A(b)	443,043	454,590
1,614	BUNGE LTD.	146,274	150,683
10,068	CHURCH & DWIGHT CO., INC.	241,887	1,031,970
1,500	CLOROX (THE) CO.	243,598	261,540
69,273	COCA-COLA (THE) CO.	1,573,449	4,101,654
1,280	COLGATE-PALMOLIVE CO.	36,019	109,235
4,900	CONAGRA BRANDS, INC.	125,742	167,335
1,723	CONSTELLATION BRANDS, INC., CLASS A	228,936	432,421
4,249	COSTCO WHOLESALE CORP.	291,937	2,412,157
6,123	DARLING INGREDIENTS, INC.(b)	419,759	424,263
4,095	ESTEE LAUDER (THE) COS., INC., CLASS A	1,027,498	1,515,969
55,817	FLOWERS FOODS, INC.	1,438,816	1,533,293
12,400	GENERAL MILLS, INC.	277,056	835,512
5,300	HERBALIFE NUTRITION LTD.(b)	36,401	216,929
1,642	HERSHEY (THE) CO.	60,568	317,678
4,800	HORMEL FOODS CORP.	43,206	234,288
1,700	INGREDION, INC.	48,104	164,288
13,532	J M SMUCKER (THE) CO.	1,454,151	1,837,916
4,616	KEURIG DR. PEPPER, INC.	75,370	170,146
3,050	KIMBERLY-CLARK CORP.	270,143	435,906
7,805	KRAFT HEINZ (THE) CO.	175,299	280,199
73,472	KROGER (THE) CO.	1,534,331	3,325,343
1,833	LAMB WESTON HOLDINGS, INC.	73,271	116,176
1,400	MCCORMICK & CO., INC. (NON VOTING)	21,613	135,254
2,360	MOLSON COORS BEVERAGE CO., CLASS B	84,088	109,386
6,969	MONDELEZ INTERNATIONAL, INC., CLASS A	94,887	462,114
7,690	MONSTER BEVERAGE CORP.(b)	440,333	738,548
33,992	PEPSICO, INC.	3,371,842	5,904,750
29,583	PHILIP MORRIS INTERNATIONAL, INC.	2,383,849	2,810,385
700	POST HOLDINGS, INC.(b)	43,421	78,911
34,896	PROCTER & GAMBLE (THE) CO.	1,210,185	5,708,288
19,385	REYNOLDS CONSUMER PRODUCTS, INC.	545,370	608,689
14	SEABOARD CORP.	56,575	55,090
7,500	SYSCO CORP.	115,506	589,125
38,031	TYSON FOODS, INC., CLASS A	2,388,258	3,314,782
2,700	US FOODS HOLDING CORP.(b)	45,757	94,041
16,150	WALGREENS BOOTS ALLIANCE, INC.	185,200	842,384
26,379	WALMART, INC.	2,804,067	3,816,778
		25,342,329	47,644,156	5.42%
Energy:
11,201	ANTERO MIDSTREAM CORP.	97,676	108,426
7,500	APA CORP.	44,218	201,675
9,248	BAKER HUGHES CO.	143,942	222,507
2,700	CHENIERE ENERGY, INC.	117,368	273,834
41,420	CHEVRON CORP.	2,699,709	4,860,637
74,361	CONOCOPHILLIPS	3,104,114	5,367,377
2,000	CONTINENTAL RESOURCES, INC.	20,765	89,520
68,404	COTERRA ENERGY, INC.	1,118,831	1,299,676
30,006	DEVON ENERGY CORP.	1,127,131	1,321,764
1,150	DT MIDSTREAM, INC.	12,534	55,177
9,794	ENBRIDGE, INC.(c)	137,797	382,749
17,647	EOG RESOURCES, INC.	1,104,770	1,567,583
35,634	EXXON MOBIL CORP.	1,739,927	2,180,444
6,700	HALLIBURTON CO.	139,465	153,229
3,100	HELMERICH & PAYNE, INC.	39,003	73,470
See accompanying notes to financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont'd):
2,600	HESS CORP.	$ 90,342	192,478
3,600	HOLLYFRONTIER CORP.	106,008	118,008
79,324	KINDER MORGAN, INC.	1,266,758	1,258,079
69,733	MARATHON OIL CORP.	844,085	1,145,016
5,762	MARATHON PETROLEUM CORP.	346,371	368,710
1,472	NOV, INC.	19,701	19,946
6,935	OCCIDENTAL PETROLEUM CORP.	82,433	201,046
5,200	ONEOK, INC.	105,707	305,552
6,900	PBF ENERGY, INC., CLASS A(b)	45,787	89,493
4,300	PHILLIPS 66	276,944	311,578
2,300	PIONEER NATURAL RESOURCES CO.	224,682	418,324
15,084	SCHLUMBERGER N.V.	285,866	451,766
2,600	TARGA RESOURCES CORP.	110,451	135,824
468	TEXAS PACIFIC LAND CORP.	781,998	584,471
8,779	VALERO ENERGY CORP.	304,690	659,391
11,600	WILLIAMS (THE) COS., INC.	130,479	302,064
		16,669,552	24,719,814	2.81%
Financials:
4,400	AFLAC, INC.	215,901	256,916
552	ALLEGHANY CORP.(b)	174,665	368,510
29,966	ALLSTATE (THE) CORP.	2,407,578	3,525,500
2,042	ALLY FINANCIAL, INC.	102,716	97,220
7,533	AMERICAN EXPRESS CO.	755,196	1,232,399
2,208	AMERICAN FINANCIAL GROUP, INC.	135,743	303,203
23,905	AMERICAN INTERNATIONAL GROUP, INC.	1,185,472	1,359,238
9,708	AMERIPRISE FINANCIAL, INC.	809,890	2,928,515
15,900	ANNALY CAPITAL MANAGEMENT, INC.	90,848	124,338
2,648	AON PLC, CLASS A	434,656	795,883
2,100	APOLLO ASSET MANAGEMENT, INC.	121,643	152,103
15,811	ARCH CAPITAL GROUP LTD.(b)(c)	307,170	702,799
2,300	ARTHUR J. GALLAGHER & CO.	80,002	390,241
5,000	ASSURANT, INC.	234,043	779,300
1,400	ATHENE HOLDING LTD., CLASS A(b)(c)	89,136	116,662
1,000	AXIS CAPITAL HOLDINGS LTD.(c)	28,371	54,470
139,472	BANK OF AMERICA CORP.	2,118,617	6,205,109
10,000	BANK OF NEW YORK MELLON (THE) CORP.	206,454	580,800
7,678	BANK OZK	342,843	357,257
29,451	BERKSHIRE HATHAWAY, INC., CLASS B(b)	4,521,209	8,805,849
1,400	BLACKROCK, INC.	1,229,820	1,281,784
15,171	BLACKSTONE, INC.	1,437,138	1,962,976
503	BOK FINANCIAL CORP.	52,050	53,062
2,000	BRIGHTHOUSE FINANCIAL, INC.(b)	48,875	103,600
1,700	BROWN & BROWN, INC.	88,516	119,476
620	CANNAE HOLDINGS, INC.(b)	2,893	21,793
7,647	CAPITAL ONE FINANCIAL CORP.	232,495	1,109,503
800	CBOE GLOBAL MARKETS, INC.	94,440	104,320
18,008	CHARLES SCHWAB (THE) CORP.	196,582	1,514,473
5,185	CHUBB LTD.(c)	608,428	1,002,312
10,290	CINCINNATI FINANCIAL CORP.	1,240,891	1,172,340
96,839	CITIGROUP, INC.	5,269,928	5,848,107
7,030	CITIZENS FINANCIAL GROUP, INC.	131,016	332,168
2,894	CME GROUP, INC.	405,509	661,163
1,700	COMERICA, INC.	120,365	147,900
700	CREDIT ACCEPTANCE CORP.(b)	195,241	481,376
8,202	DISCOVER FINANCIAL SERVICES	125,376	947,823
600	ERIE INDEMNITY CO., CLASS A	109,356	115,596
2,339	EVEREST RE GROUP LTD.(c)	590,159	640,699
469	FAIRFAX FINANCIAL HOLDINGS LTD.(c)	86,576	230,809
2,163	FIDELITY NATIONAL FINANCIAL, INC.	29,212	112,865
10,565	FIFTH THIRD BANCORP	109,297	460,106
3,582	FIRST AMERICAN FINANCIAL CORP.	223,624	280,220
590	FIRST CITIZENS BANCSHARES, INC., CLASS A	214,955	489,606
1,961	FIRST HAWAIIAN, INC.	51,749	53,594
30,500	FIRST HORIZON CORP.	193,065	498,065
600	FIRST REPUBLIC BANK	114,738	123,906
7,610	GOLDMAN SACHS GROUP (THE), INC.	814,108	2,911,206
3,000	HANOVER INSURANCE GROUP (THE), INC.	215,948	393,180
See accompanying notes to financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
6,805	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	$ 268,256	469,817
43,846	HUNTINGTON BANCSHARES, INC.	221,602	676,105
5,905	INTERCONTINENTAL EXCHANGE, INC.	612,683	807,627
4,100	INVESCO LTD.	98,385	94,382
15,903	JANUS HENDERSON GROUP PLC(c)	222,792	666,972
47,592	JPMORGAN CHASE & CO.	1,738,755	7,536,193
66,671	KEYCORP	1,284,231	1,542,100
6,500	KKR & CO., INC.	418,842	484,250
2,200	LEMONADE, INC.(b)	98,070	92,642
2,100	LINCOLN NATIONAL CORP.	132,039	143,346
5,278	LPL FINANCIAL HOLDINGS, INC.	775,362	844,955
1,299	M&T BANK CORP.	184,651	199,500
200	MARKEL CORP.(b)	67,789	246,800
400	MARKETAXESS HOLDINGS, INC.	144,804	164,508
5,684	MARSH & MCLENNAN COS., INC.	240,120	987,993
1,300	MERCURY GENERAL CORP.	38,019	68,978
5,791	METLIFE, INC.	204,731	361,880
6,600	MGIC INVESTMENT CORP.	91,778	95,172
34,252	MORGAN STANLEY	792,479	3,362,176
100	MSCI, INC.	61,887	61,269
5,900	NASDAQ, INC.	240,309	1,239,059
9,200	NEW RESIDENTIAL INVESTMENT CORP.	102,171	98,532
2,326	ONEMAIN HOLDINGS, INC.	40,168	116,393
2,485	PACWEST BANCORP	28,898	112,247
7,114	PNC FINANCIAL SERVICES GROUP (THE), INC.	273,331	1,426,499
16,845	POPULAR, INC.	570,145	1,381,964
1,800	PRINCIPAL FINANCIAL GROUP, INC.	37,586	130,194
14,736	PROGRESSIVE (THE) CORP.	949,794	1,512,650
7,068	PROSPERITY BANCSHARES, INC.	521,313	511,016
5,900	PRUDENTIAL FINANCIAL, INC.	182,565	638,616
1,050	RAYMOND JAMES FINANCIAL, INC.	89,754	105,420
15,539	REGIONS FINANCIAL CORP.	152,694	338,750
800	RENAISSANCERE HOLDINGS LTD.(c)	81,779	135,464
6,219	ROCKET COS., INC., CLASS A	99,789	87,066
3,151	ROYAL BANK OF CANADA(c)	75,539	334,447
2,600	S&P GLOBAL, INC.	999,432	1,227,018
3,648	SANTANDER CONSUMER U.S.A. HOLDINGS, INC.	142,460	153,289
8,353	SEI INVESTMENTS CO.	159,568	509,032
18,352	SLM CORP.	93,485	360,984
3,314	STATE STREET CORP.	265,723	308,202
4,400	STERLING BANCORP	98,455	113,476
206	SVB FINANCIAL GROUP(b)	115,777	139,717
63,527	SYNCHRONY FINANCIAL	1,773,242	2,947,018
3,657	SYNOVUS FINANCIAL CORP.	49,372	175,061
8,137	T. ROWE PRICE GROUP, INC.	959,037	1,600,060
20,045	TRAVELERS (THE) COS., INC.	2,082,710	3,135,639
13,994	TRUIST FINANCIAL CORP.	299,281	819,349
16,200	TWO HARBORS INVESTMENT CORP.	62,304	93,474
700	UPSTART HOLDINGS, INC.(b)	93,226	105,910
17,585	US BANCORP	318,503	987,750
25,900	UWM HOLDINGS CORP.	179,103	153,328
41,567	VIRTU FINANCIAL, INC., CLASS A	982,453	1,198,377
7,855	W R BERKLEY CORP.	230,563	647,173
1,800	WASHINGTON FEDERAL, INC.	23,535	60,084
54,087	WELLS FARGO & CO.	923,766	2,595,094
3,668	WESTERN ALLIANCE BANCORP	163,779	394,860
1,509	WILLIS TOWERS WATSON PLC(c)	356,438	358,372
2,600	ZIONS BANCORP N.A.	49,361	164,216
		50,159,186	97,632,805	11.10%
Health Care:
20,634	ABBOTT LABORATORIES	1,163,464	2,904,029
21,141	ABBVIE, INC.	841,581	2,862,491
500	ABIOMED, INC.(b)	107,418	179,585
2,894	AGILENT TECHNOLOGIES, INC.	277,362	462,027
4,700	AGILON HEALTH, INC.(b)	105,214	126,900
1,200	AGIOS PHARMACEUTICALS, INC.(b)	44,843	39,444
2,178	ALIGN TECHNOLOGY, INC.(b)	646,282	1,431,338
See accompanying notes to financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
1,294	ALNYLAM PHARMACEUTICALS, INC.(b)	$ 199,504	219,437
6,300	AMERISOURCEBERGEN CORP.	103,513	837,207
26,643	AMGEN, INC.	5,606,225	5,993,876
7,454	ANTHEM, INC.	1,295,966	3,455,227
5,327	ASTRAZENECA PLC ADR(c)(d)	290,152	310,298
193	AVANOS MEDICAL, INC.(b)	3,014	6,691
3,700	AVANTOR, INC.(b)	41,168	155,918
14,390	BAXTER INTERNATIONAL, INC.	873,922	1,235,238
3,565	BECTON DICKINSON AND CO.	424,225	896,526
6,790	BIOGEN, INC.(b)	1,854,965	1,629,057
1,027	BIO-RAD LABORATORIES, INC., CLASS A(b)	601,814	775,970
2,183	BIO-TECHNE CORP.	881,435	1,129,353
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	1,393,344
45,278	BRISTOL-MYERS SQUIBB CO.	2,138,756	2,823,083
2,145	BRUKER CORP.	43,219	179,987
2,312	CARDINAL HEALTH, INC.	88,307	119,045
1,800	CATALENT, INC.(b)	103,746	230,454
9,743	CENTENE CORP.(b)	557,413	802,823
3,600	CERNER CORP.	40,604	334,332
241	CHARLES RIVER LABORATORIES INTERNATIONAL, INC.(b)	31,337	90,804
6,065	CIGNA CORP.	880,583	1,392,706
200	COOPER (THE) COS., INC.	50,902	83,788
7,356	CUREVAC N.V.(b)(c)	272,184	252,384
23,230	CVS HEALTH CORP.	1,312,838	2,396,407
9,229	DANAHER CORP.	272,153	3,036,433
5,332	DENTSPLY SIRONA, INC.	141,306	297,472
1,500	DEXCOM, INC.(b)	87,312	805,425
11,820	EDWARDS LIFESCIENCES CORP.(b)	166,620	1,531,281
3,800	ELANCO ANIMAL HEALTH, INC.(b)	74,580	107,844
12,924	ELI LILLY & CO.	1,231,113	3,569,867
2,884	FIGS, INC., CLASS A(b)	94,470	79,483
17,217	GILEAD SCIENCES, INC.	149,584	1,250,126
1,100	GUARDANT HEALTH, INC.(b)	97,591	110,022
7,588	HCA HEALTHCARE, INC.	1,233,343	1,949,509
3,800	HENRY SCHEIN, INC.(b)	67,547	294,614
54,176	HOLOGIC, INC.(b)	3,568,384	4,147,715
9,325	HORIZON THERAPEUTICS PLC(b)	411,966	1,004,862
1,959	HUMANA, INC.	723,238	908,702
6,784	IDEXX LABORATORIES, INC.(b)	2,082,530	4,466,993
2,300	ILLUMINA, INC.(b)	98,233	875,012
2,271	INCYTE CORP.(b)	145,007	166,691
700	INSULET CORP.(b)	196,922	186,249
4,686	INTUITIVE SURGICAL, INC.(b)	650,350	1,683,680
3,800	IONIS PHARMACEUTICALS, INC.(b)	104,524	115,634
5,634	IQVIA HOLDINGS, INC.(b)	560,732	1,589,577
42,730	JOHNSON & JOHNSON	4,453,726	7,309,821
6,474	LABORATORY CORP. OF AMERICA HOLDINGS(b)	1,616,566	2,034,196
2,493	MARAVAI LIFESCIENCES HOLDINGS, INC., CLASS A(b)	104,524	104,457
500	MASIMO CORP.(b)	110,177	146,390
6,061	MCKESSON CORP.	254,847	1,506,583
5,800	MEDTRONIC PLC(c)	479,128	600,010
39,478	MERCK & CO., INC.	1,057,231	3,025,594
1,117	METTLER-TOLEDO INTERNATIONAL, INC.(b)	109,592	1,895,784
5,228	MODERNA, INC.(b)	1,104,636	1,327,807
1,172	MOLINA HEALTHCARE, INC.(b)	198,227	372,790
600	NOVAVAX, INC.(b)	85,122	85,842
5,000	NOVOCURE LTD.(b)(c)	416,530	375,400
3,500	OAK STREET HEALTH, INC.(b)	105,442	115,990
12,541	ORGANON & CO.	311,861	381,874
400	PENUMBRA, INC.(b)	63,679	114,928
2,822	PERKINELMER, INC.	476,336	567,391
72,467	PFIZER, INC.	1,669,780	4,279,176
2,000	QIAGEN N.V.(b)(c)	83,380	111,160
12,540	QUEST DIAGNOSTICS, INC.	1,879,318	2,169,545
767	QUIDEL CORP.(b)	85,254	103,537
1,178	REGENERON PHARMACEUTICALS, INC.(b)	601,280	743,931
418	REPLIGEN CORP.(b)	51,483	110,703
See accompanying notes to financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
4,791	RESMED, INC.	$ 129,046	1,247,960
2,700	ROYALTY PHARMA PLC, CLASS A	100,269	107,595
2,700	SAGE THERAPEUTICS, INC.(b)	101,241	114,858
1,464	SAREPTA THERAPEUTICS, INC.(b)	114,915	131,833
667	SEAGEN, INC.(b)	107,862	103,118
7,400	SIGNIFY HEALTH, INC., CLASS A(b)	106,824	105,228
400	STERIS PLC	80,548	97,364
3,700	STRYKER CORP.	924,061	989,454
1,000	TANDEM DIABETES CARE, INC.(b)	110,252	150,520
1,800	TELEFLEX, INC.	195,858	591,264
4,920	THERMO FISHER SCIENTIFIC, INC.	1,674,174	3,282,821
1,277	ULTRAGENYX PHARMACEUTICAL, INC.(b)	104,278	107,383
6,118	UNITED THERAPEUTICS CORP.(b)	616,285	1,321,977
17,091	UNITEDHEALTH GROUP, INC.	2,997,601	8,582,075
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	38,822	263,988
1,880	VAREX IMAGING CORP.(b)	19,829	59,314
1,800	VEEVA SYSTEMS, INC., CLASS A(b)	318,742	459,864
3,000	VERTEX PHARMACEUTICALS, INC.(b)	439,107	658,800
14,143	VIATRIS, INC.	137,259	191,355
7,995	WATERS CORP.(b)	1,474,404	2,978,937
300	WEST PHARMACEUTICAL SERVICES, INC.	68,922	140,703
3,374	ZIMMER BIOMET HOLDINGS, INC.	140,047	428,633
5,047	ZOETIS, INC.	802,332	1,231,619
		59,342,418	113,756,532	12.93%
Industrials:
11,273	3M CO.	1,233,111	2,002,423
923	ACCO BRANDS CORP.	3,137	7,624
3,338	ACUITY BRANDS, INC.	362,545	706,721
11,607	ADT, INC.	43,924	97,615
5,973	AGCO CORP.	421,122	692,987
8,255	AIR LEASE CORP.	219,583	365,119
1,533	ALLEGION PLC(c)	40,913	203,031
1,555	AMERCO	1,119,556	1,129,288
6,100	AMERICAN AIRLINES GROUP, INC.(b)	109,408	109,556
5,175	AMETEK, INC.	73,221	760,932
6,387	BOEING (THE) CO.(b)	846,544	1,285,831
9,993	BOOZ ALLEN HAMILTON HOLDING CORP.	331,898	847,306
2,400	BUILDERS FIRSTSOURCE, INC.(b)	113,609	205,704
1,200	BWX TECHNOLOGIES, INC.	54,215	57,456
1,200	C.H. ROBINSON WORLDWIDE, INC.	108,946	129,156
1,436	CACI INTERNATIONAL, INC., CLASS A(b)	305,354	386,586
865	CANADIAN PACIFIC RAILWAY LTD.(c)	60,235	62,242
1,396	CARLISLE COS., INC.	85,166	346,376
10,640	CARRIER GLOBAL CORP.	57,007	577,114
10,504	CATERPILLAR, INC.	272,491	2,171,597
4,600	CHARGEPOINT HOLDINGS, INC.(b)	95,432	87,630
4,200	CINTAS CORP.	616,293	1,861,314
3,100	COPART, INC.(b)	271,982	470,022
1,220	COSTAR GROUP, INC.(b)	104,250	96,417
3,948	CRANE CO.	66,572	401,630
37,872	CSX CORP.	901,045	1,423,987
8,796	CUMMINS, INC.	1,327,709	1,918,759
5,993	DEERE & CO.	168,293	2,054,940
10,940	DELTA AIR LINES, INC.(b)	161,058	427,535
1,525	DOVER CORP.	32,899	276,940
5,900	DUN & BRADSTREET HOLDINGS, INC.(b)	99,096	120,891
21,321	EATON CORP. PLC	1,164,891	3,684,695
1,100	EMERSON ELECTRIC CO.	106,666	102,267
1,100	EQUIFAX, INC.	264,414	322,069
2,373	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	180,258	318,670
2,400	FASTENAL CO.	128,397	153,744
3,724	FEDEX CORP.	514,222	963,175
3,325	FORTIVE CORP.	36,012	253,664
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	459,670
1,400	GATX CORP.	24,276	145,866
2,926	GENERAL DYNAMICS CORP.	537,949	609,983
10,764	GENERAL ELECTRIC CO.	819,355	1,016,875
See accompanying notes to financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
20,900	GRAFTECH INTERNATIONAL LTD.	$ 154,560	247,247
1,200	GXO LOGISTICS, INC.(b)	83,487	108,996
875	HEICO CORP.	61,334	126,193
2,156	HEICO CORP., CLASS A	109,365	277,089
360	HERC HOLDINGS, INC.	5,808	56,358
11,935	HONEYWELL INTERNATIONAL, INC.	896,739	2,488,567
25,039	HOWMET AEROSPACE, INC.	299,194	796,991
1,200	HUBBELL, INC.	43,310	249,924
857	HUNTINGTON INGALLS INDUSTRIES, INC.	65,800	160,036
1,500	IAA, INC.(b)	45,883	75,930
2,271	IDEX CORP.	140,770	536,683
5,833	IHS MARKIT LTD.(c)	623,794	775,322
4,824	ILLINOIS TOOL WORKS, INC.	155,812	1,190,563
2,382	INGERSOLL RAND, INC.	18,866	147,374
1,468	JACOBS ENGINEERING GROUP, INC.	29,713	204,390
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	429,240
7,342	JETBLUE AIRWAYS CORP.(b)	103,546	104,550
14,987	JOHNSON CONTROLS INTERNATIONAL PLC	412,675	1,218,593
1,800	KIRBY CORP.(b)	101,589	106,956
3,118	KNIGHT-SWIFT TRANSPORTATION HOLDINGS, INC.	134,794	190,011
16,327	L3HARRIS TECHNOLOGIES, INC.	2,701,530	3,481,569
1,184	LANDSTAR SYSTEM, INC.	194,024	211,960
1,047	LEIDOS HOLDINGS, INC.	45,558	93,078
600	LENNOX INTERNATIONAL, INC.	17,874	194,616
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	195,258
1,700	LOCKHEED MARTIN CORP.	555,629	604,197
3,300	LYFT, INC., CLASS A(b)	116,995	141,009
1,200	MANITOWOC (THE) CO., INC.(b)	10,053	22,308
2,475	MANPOWERGROUP, INC.	81,958	240,892
40,193	MASCO CORP.	1,633,595	2,822,352
2,295	MERCURY SYSTEMS, INC.(b)	107,397	126,363
3,039	MSC INDUSTRIAL DIRECT CO., INC., CLASS A	189,928	255,458
710	NORDSON CORP.	91,107	181,242
777	NORFOLK SOUTHERN CORP.	19,427	231,321
9,195	NORTHROP GRUMMAN CORP.	2,158,862	3,559,109
2,519	NVENT ELECTRIC PLC(c)	24,113	95,722
5,625	OLD DOMINION FREIGHT LINE, INC.	1,251,149	2,015,888
3,500	OSHKOSH CORP.	60,585	394,485
5,320	OTIS WORLDWIDE CORP.	90,693	463,212
1,100	OWENS CORNING	22,578	99,550
1,056	PACCAR, INC.	46,858	93,203
4,628	PARKER-HANNIFIN CORP.	350,966	1,472,259
10,935	PENTAIR PLC(c)	662,192	798,583
6,000	PLUG POWER, INC.(b)	155,609	169,380
21,936	QUANTA SERVICES, INC.	1,639,893	2,515,182
15,828	RAYTHEON TECHNOLOGIES CORP.	461,980	1,362,158
12,257	REPUBLIC SERVICES, INC.	732,074	1,709,239
13,610	ROBERT HALF INTERNATIONAL, INC.	1,513,611	1,517,787
300	ROCKWELL AUTOMATION, INC.	91,248	104,655
9,420	ROLLINS, INC.	221,629	322,258
1,615	ROPER TECHNOLOGIES, INC.	526,489	794,354
3,802	RYDER SYSTEM, INC.	283,586	313,399
30,155	SCHNEIDER NATIONAL, INC., CLASS B	727,733	811,471
3,800	SHOALS TECHNOLOGIES GROUP, INC., CLASS A(b)	104,714	92,340
5,763	SNAP-ON, INC.	1,203,018	1,241,235
7,600	SOUTHWEST AIRLINES CO.(b)	68,868	325,584
2,436	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A	63,991	104,967
2,557	STANLEY BLACK & DECKER, INC.	72,048	482,301
600	STERICYCLE, INC.(b)	18,858	35,784
3,121	TEXTRON, INC.	215,695	240,941
11,246	TIMKEN (THE) CO.	499,847	779,235
1,596	TORO (THE) CO.	76,510	159,456
14,507	TRANE TECHNOLOGIES PLC(c)	1,235,170	2,930,849
607	TRANSDIGM GROUP, INC.(b)	317,685	386,222
800	TRANSUNION	84,920	94,864
11,000	UBER TECHNOLOGIES, INC.(b)	307,924	461,230
9,499	UNION PACIFIC CORP.	1,264,514	2,393,083
See accompanying notes to financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
4,828	UNITED AIRLINES HOLDINGS, INC.(b)	$ 165,727	211,370
11,327	UNITED PARCEL SERVICE, INC., CLASS B	1,599,061	2,427,829
6,227	UNITED RENTALS, INC.(b)	625,502	2,069,170
1,494	VERISK ANALYTICS, INC.	255,892	341,723
33	VERITIV CORP.(b)	510	4,045
4,400	VERTIV HOLDINGS CO.	100,611	109,868
7,100	VIRGIN GALACTIC HOLDINGS, INC.(b)	103,985	94,998
700	W.W. GRAINGER, INC.	30,601	362,768
975	WASTE CONNECTIONS, INC.	42,575	132,863
17,554	WASTE MANAGEMENT, INC.	879,219	2,929,763
1,200	WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORP.	21,945	110,532
1,600	XYLEM, INC.	30,618	191,872
		43,250,413	84,934,829	9.66%
Information Technology:
9,136	ACCENTURE PLC, CLASS A(c)	1,585,578	3,787,329
7,930	ADOBE, INC.(b)	1,365,060	4,496,786
26,131	ADVANCED MICRO DEVICES, INC.(b)	2,034,655	3,760,251
12,626	AKAMAI TECHNOLOGIES, INC.(b)	715,662	1,477,747
1,154	ALLIANCE DATA SYSTEMS CORP.	41,444	76,822
4,065	AMDOCS LTD.	200,086	304,225
2,700	AMPHENOL CORP., CLASS A	195,804	236,142
7,449	ANALOG DEVICES, INC.	615,770	1,309,311
1,600	ANAPLAN, INC.(b)	59,144	73,360
1,200	ANSYS, INC.(b)	30,630	481,344
256,137	APPLE, INC.	7,444,240	45,482,247
10,472	APPLIED MATERIALS, INC.	772,815	1,647,874
1,200	ARISTA NETWORKS, INC.(b)	106,419	172,500
7,925	ARROW ELECTRONICS, INC.(b)	483,101	1,064,090
1,800	ATLASSIAN CORP. PLC, CLASS A(b)(c)	206,508	686,322
2,586	AUTODESK, INC.(b)	163,995	727,157
6,766	AUTOMATIC DATA PROCESSING, INC.	361,211	1,668,360
941	AZENTA, INC.	103,642	97,026
1,018	BILL.COM HOLDINGS, INC.(b)	185,234	253,635
7,371	BLACK KNIGHT, INC.(b)	272,636	610,982
5,100	BLOCK, INC.(b)	596,614	823,701
5,936	BROADCOM, INC.	1,773,436	3,949,874
3,413	BROADRIDGE FINANCIAL SOLUTIONS, INC.	106,898	623,965
19,100	C3.AI, INC., CLASS A(b)	577,875	596,875
13,500	CADENCE DESIGN SYSTEMS, INC.(b)	415,110	2,515,725
1,522	CDK GLOBAL, INC.	19,712	63,528
7,000	CDW CORP.	292,424	1,433,460
8,331	CERENCE, INC.(b)	197,675	638,488
1,000	CERIDIAN HCM HOLDING, INC.(b)	98,750	104,460
63,494	CISCO SYSTEMS, INC.	1,422,806	4,023,615
6,317	CITRIX SYSTEMS, INC.	616,606	597,525
2,937	CLOUDFLARE, INC., CLASS A(b)	169,667	386,215
1,200	COGNEX CORP.	60,629	93,312
6,194	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	277,756	549,532
10,000	COMMSCOPE HOLDING CO., INC.(b)	102,255	110,400
5,430	CONCENTRIX CORP.	390,758	969,907
15,600	CORNING, INC.	85,176	580,788
589	COUPA SOFTWARE, INC.(b)	93,271	93,091
1,618	CROWDSTRIKE HOLDINGS, INC., CLASS A(b)	230,162	331,285
2,730	DATADOG, INC., CLASS A(b)	265,847	486,240
68,124	DELL TECHNOLOGIES, INC., CLASS C(b)	2,990,987	3,826,525
700	DOCUSIGN, INC.(b)	29,771	106,617
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	190,440
2,300	DROPBOX, INC., CLASS A(b)	42,360	56,442
3,600	DUCK CREEK TECHNOLOGIES, INC.(b)	105,863	108,396
1,500	DYNATRACE, INC.(b)	97,468	90,525
1,640	ECHOSTAR CORP., CLASS A(b)	21,050	43,214
2,900	ENPHASE ENERGY, INC.(b)	433,158	530,526
2,542	EPAM SYSTEMS, INC.(b)	1,031,607	1,699,200
300	EURONET WORLDWIDE, INC.(b)	25,458	35,751
1,300	F5, INC.(b)	30,063	318,123
300	FAIR ISAAC CORP.(b)	80,682	130,101
12,900	FIDELITY NATIONAL INFORMATION SERVICES, INC.	533,669	1,408,035
See accompanying notes to financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
1,046	FIRST SOLAR, INC.(b)	$ 95,845	91,169
9,830	FISERV, INC.(b)	177,231	1,020,256
885	FIVE9, INC.(b)	107,070	121,528
200	FLEETCOR TECHNOLOGIES, INC.(b)	33,618	44,768
12,590	FORTINET, INC.(b)	1,590,284	4,524,846
17,683	GARTNER, INC.(b)	4,816,356	5,911,781
3,381	GLOBAL PAYMENTS, INC.	233,571	457,044
1,373	GODADDY, INC., CLASS A(b)	79,177	116,513
800	GUIDEWIRE SOFTWARE, INC.(b)	84,696	90,824
19,136	HEWLETT PACKARD ENTERPRISE CO.	106,964	301,775
175,781	HP, INC.	4,846,884	6,621,670
507	HUBSPOT, INC.(b)	289,713	334,189
81,338	INTEL CORP.	3,646,162	4,188,907
22,045	INTERNATIONAL BUSINESS MACHINES CORP.	2,399,435	2,946,535
4,280	INTUIT, INC.	565,100	2,752,982
13,175	JABIL, INC.	259,881	926,861
3,300	JUNIPER NETWORKS, INC.	91,234	117,843
3,052	KEYSIGHT TECHNOLOGIES, INC.(b)	542,898	630,269
1,316	KLA CORP.	451,148	566,025
5,409	LAM RESEARCH CORP.	497,320	3,889,882
3,900	MANDIANT, INC.(b)	44,602	68,406
9,631	MARVELL TECHNOLOGY, INC.	339,502	842,616
7,778	MASTERCARD, INC., CLASS A	1,626,748	2,794,791
8,468	MICROCHIP TECHNOLOGY, INC.	43,884	737,224
32,060	MICRON TECHNOLOGY, INC.	581,201	2,986,389
130,599	MICROSOFT CORP.	10,726,147	43,923,056
500	MKS INSTRUMENTS, INC.	32,310	87,085
528	MONGODB, INC.(b)	170,723	279,497
526	MONOLITHIC POWER SYSTEMS, INC.	267,167	259,492
13,639	MOTOROLA SOLUTIONS, INC.	3,211,679	3,705,716
1,100	NETAPP, INC.	87,384	101,189
900	NEW RELIC, INC.(b)	42,264	98,964
22,781	NORTONLIFELOCK, INC.	207,695	591,850
1,600	NUANCE COMMUNICATIONS, INC.(b)	87,341	88,512
2,500	NUTANIX, INC., CLASS A(b)	86,793	79,650
43,233	NVIDIA CORP.	3,239,281	12,715,258
3,925	NXP SEMICONDUCTORS N.V.(c)	338,948	894,036
3,297	OKTA, INC.(b)	513,168	739,088
17,801	ON SEMICONDUCTOR CORP.(b)	694,371	1,209,044
106,973	ORACLE CORP.	6,463,245	9,329,115
18,473	PALANTIR TECHNOLOGIES, INC., CLASS A(b)	385,589	336,393
4,328	PALO ALTO NETWORKS, INC.(b)	704,819	2,409,657
13,354	PAYCHEX, INC.	1,521,073	1,822,821
1,553	PAYCOM SOFTWARE, INC.(b)	217,948	644,790
9,661	PAYPAL HOLDINGS, INC.(b)	957,404	1,821,871
6,152	PTC, INC.(b)	621,090	745,315
4,600	PURE STORAGE, INC., CLASS A(b)	88,600	149,730
2,403	QORVO, INC.(b)	185,625	375,805
7,200	QUALCOMM, INC.	816,902	1,316,664
1,500	RINGCENTRAL, INC., CLASS A(b)	152,618	281,025
10,890	SALESFORCE.COM, INC.(b)	767,817	2,767,476
32,496	SEAGATE TECHNOLOGY HOLDINGS PLC	1,025,774	3,671,398
2,247	SERVICENOW, INC.(b)	363,905	1,458,550
2,662	SKYWORKS SOLUTIONS, INC.	238,153	412,983
900	SMARTSHEET, INC., CLASS A(b)	39,015	69,705
2,973	SNOWFLAKE, INC., CLASS A(b)	865,913	1,007,104
1,225	SPLUNK, INC.(b)	133,627	141,757
1,938	SS&C TECHNOLOGIES HOLDINGS, INC.	86,602	158,877
4,400	SYNOPSYS, INC.(b)	172,415	1,621,400
4,757	TD SYNNEX CORP.	144,301	544,011
200	TELEDYNE TECHNOLOGIES, INC.(b)	86,702	87,378
6,553	TERADYNE, INC.	323,100	1,071,612
27,872	TEXAS INSTRUMENTS, INC.	942,644	5,253,036
1,200	TRADE DESK (THE), INC., CLASS A(b)	75,898	109,968
19,538	TRIMBLE, INC.(b)	996,229	1,703,518
1,057	TWILIO, INC., CLASS A(b)	233,341	278,350
2,100	UBIQUITI, INC.	357,603	644,070
See accompanying notes to financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
1,748	UNITY SOFTWARE, INC.(b)	$ 192,076	249,947
476	VERISIGN, INC.(b)	83,127	120,818
12,337	VISA, INC., CLASS A	536,073	2,673,551
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	170,586
4,927	VMWARE, INC., CLASS A	222,035	570,941
5,845	WESTERN DIGITAL CORP.(b)	90,457	381,152
1,421	WIX.COM LTD.(b)(c)	258,691	224,220
1,453	WOLFSPEED, INC.(b)	126,251	162,402
2,208	WORKDAY, INC., CLASS A(b)	422,004	603,181
15,800	XEROX HOLDINGS CORP.	323,510	357,712
7,695	XILINX, INC.	186,834	1,631,571
5,848	ZEBRA TECHNOLOGIES CORP., CLASS A(b)	1,634,548	3,480,730
1,298	ZENDESK, INC.(b)	79,093	135,368
900	ZSCALER, INC.(b)	190,420	289,197
		96,820,414	255,072,676	29.00%
Materials:
1,475	AIR PRODUCTS AND CHEMICALS, INC.	150,489	448,783
1,300	ALBEMARLE CORP.	29,152	303,901
18,070	AMCOR PLC(c)	111,228	217,021
900	APTARGROUP, INC.	108,918	110,232
700	ASHLAND GLOBAL HOLDINGS, INC.	12,006	75,362
3,165	AVERY DENNISON CORP.	207,899	685,444
3,600	BALL CORP.	296,693	346,572
1,532	CABOT CORP.	54,496	86,098
16,337	CELANESE CORP.	1,176,262	2,745,596
2,605	CHEMOURS (THE) CO.	28,384	87,424
6,162	CORTEVA, INC.	77,857	291,339
1,800	CROWN HOLDINGS, INC.	57,831	199,116
7,262	DOW, INC.	147,036	411,901
7,262	DUPONT DE NEMOURS, INC.	212,802	586,624
17,374	EASTMAN CHEMICAL CO.	1,189,961	2,100,690
3,291	ECOLAB, INC.	136,685	772,036
33,516	FREEPORT-MCMORAN, INC.	754,117	1,398,623
5,000	GRAPHIC PACKAGING HOLDING CO.	98,480	97,500
15,846	HUNTSMAN CORP.	249,978	552,708
1,121	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	134,316	168,879
49,731	INTERNATIONAL PAPER CO.	1,762,433	2,336,362
4,565	LINDE PLC(c)	902,324	1,581,453
10,626	LYONDELLBASELL INDUSTRIES N.V., CLASS A	528,867	980,036
700	MARTIN MARIETTA MATERIALS, INC.	27,965	308,364
725	NEWMARKET CORP.	240,848	248,472
7,400	NEWMONT CORP.	136,530	458,948
6,656	NUCOR CORP.	186,064	759,782
1,500	PACKAGING CORP. OF AMERICA	135,745	204,225
5,172	PPG INDUSTRIES, INC.	123,888	891,860
13,348	RELIANCE STEEL & ALUMINUM CO.	1,419,220	2,165,313
600	ROYAL GOLD, INC.	22,314	63,126
2,400	RPM INTERNATIONAL, INC.	24,657	242,400
500	SCOTTS MIRACLE-GRO (THE) CO.	37,765	80,500
1,400	SEALED AIR CORP.	24,528	94,458
400	SHERWIN-WILLIAMS (THE) CO.	111,978	140,864
2,509	SILGAN HOLDINGS, INC.	89,461	107,486
9,044	SONOCO PRODUCTS CO.	395,430	523,557
3,034	SOUTHERN COPPER CORP.(c)	36,068	187,228
11,265	STEEL DYNAMICS, INC.	166,293	699,219
1,193	SYLVAMO CORP.(b)	20,829	33,273
4,392	VALVOLINE, INC.	24,184	163,778
2,100	VULCAN MATERIALS CO.	63,441	435,918
2,242	WESTROCK CO.	24,357	99,455
		11,739,779	24,491,926	2.78%
Real Estate:
2,129	ALEXANDRIA REAL ESTATE EQUITIES, INC.	110,363	474,682
3,152	AMERICAN HOMES 4 RENT, CLASS A	102,424	137,459
5,475	AMERICAN TOWER CORP.	818,988	1,601,437
3,200	AMERICOLD REALTY TRUST	105,621	104,928
3,708	APARTMENT INCOME REIT CORP.	136,847	202,716
1,134	AVALONBAY COMMUNITIES, INC.	112,326	286,437
See accompanying notes to financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont'd):
10,278	BOSTON PROPERTIES, INC.	$ 825,970	1,183,820
46,503	BRIXMOR PROPERTY GROUP, INC.	406,335	1,181,641
2,153	CAMDEN PROPERTY TRUST	123,455	384,698
5,547	CBRE GROUP, INC., CLASS A(b)	528,124	601,905
4,700	CROWN CASTLE INTERNATIONAL CORP.	172,478	981,078
2,027	CUBESMART	52,679	115,357
1,142	CYRUSONE, INC.	61,632	102,460
3,357	DIGITAL REALTY TRUST, INC.	386,206	593,753
24,200	DIGITALBRIDGE GROUP, INC.(b)	45,138	201,586
5,200	DOUGLAS EMMETT, INC.	40,636	174,200
3,200	DUKE REALTY CORP.	101,873	210,048
315	EPR PROPERTIES	6,839	14,959
952	EQUINIX, INC.	131,626	805,240
1,600	EQUITY LIFESTYLE PROPERTIES, INC.	26,661	140,256
5,416	EQUITY RESIDENTIAL	174,162	490,148
675	ESSEX PROPERTY TRUST, INC.	73,174	237,755
600	EXTRA SPACE STORAGE, INC.	98,202	136,038
900	FEDERAL REALTY INVESTMENT TRUST	47,642	122,688
1,046	FOUR CORNERS PROPERTY TRUST, INC.	8,177	30,763
2,070	GAMING AND LEISURE PROPERTIES, INC.	56,535	100,726
7,000	HEALTHPEAK PROPERTIES, INC.	65,888	252,630
10,022	HOST HOTELS & RESORTS, INC.(b)	68,301	174,283
678	HOWARD HUGHES (THE) CORP.(b)	20,502	69,007
6,000	INVITATION HOMES, INC.	224,375	272,040
400	JBG SMITH PROPERTIES	6,941	11,484
700	JONES LANG LASALLE, INC.(b)	39,951	188,538
7,171	KIMCO REALTY CORP.	71,156	176,770
2,478	LAMAR ADVERTISING CO., CLASS A	58,081	300,581
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	412,992
3,600	OMEGA HEALTHCARE INVESTORS, INC.	103,019	106,524
3,700	OUTFRONT MEDIA, INC.	47,753	99,234
10,911	PROLOGIS, INC.	280,831	1,836,976
1,735	PUBLIC STORAGE	227,274	649,862
6,972	RAYONIER, INC.	74,591	281,390
6,002	REALTY INCOME CORP.	228,807	429,683
20,965	REGENCY CENTERS CORP.	1,229,351	1,579,713
1,780	REXFORD INDUSTRIAL REALTY, INC.	87,624	144,376
2,100	SBA COMMUNICATIONS CORP.	214,169	816,942
9,817	SIMON PROPERTY GROUP, INC.	1,166,718	1,568,462
1,468	SL GREEN REALTY CORP.	106,152	105,256
1,133	SUN COMMUNITIES, INC.	86,422	237,896
4,100	UDR, INC.	63,318	245,959
2,100	VENTAS, INC.	103,583	107,352
47,317	VICI PROPERTIES, INC.	1,405,523	1,424,715
2,400	VORNADO REALTY TRUST	100,937	100,464
4,500	WELLTOWER, INC.	351,432	385,965
75,975	WEYERHAEUSER CO.	2,570,739	3,128,650
1,800	WP CAREY, INC.	137,154	147,690
		14,027,403	25,872,212	2.94%
Utilities:
6,300	AES (THE) CORP.	113,148	153,090
2,000	ALLIANT ENERGY CORP.	24,835	122,940
1,700	AMEREN CORP.	48,382	151,317
5,900	AMERICAN ELECTRIC POWER CO., INC.	372,550	524,923
800	AMERICAN WATER WORKS CO., INC.	129,472	151,088
13,200	AVANGRID, INC.	502,113	658,416
5,800	CENTERPOINT ENERGY, INC.	66,308	161,878
13,300	CMS ENERGY CORP.	259,708	865,165
4,975	CONSOLIDATED EDISON, INC.	318,863	424,467
12,073	DOMINION ENERGY, INC.	450,978	948,455
2,300	DTE ENERGY CO.	71,502	274,942
9,151	DUKE ENERGY CORP.	418,500	959,940
4,325	EDISON INTERNATIONAL	135,088	295,181
464	ENTERGY CORP.	12,179	52,270
1,935	ESSENTIAL UTILITIES, INC.	32,475	103,890
2,974	EVERGY, INC.	67,407	204,046
4,961	EVERSOURCE ENERGY	125,492	451,352
See accompanying notes to financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont'd):
10,500	EXELON CORP.	$ 480,432	606,480
5,500	FIRSTENERGY CORP.	159,533	228,745
487	IDACORP, INC.	51,414	55,182
900	NATIONAL FUEL GAS CO.	20,790	57,546
19,254	NEXTERA ENERGY, INC.	425,854	1,797,553
6,900	NISOURCE, INC.	43,973	190,509
38,432	NRG ENERGY, INC.	1,268,718	1,655,651
4,800	OGE ENERGY CORP.	43,344	184,224
18,100	PG&E CORP.(b)	180,874	219,734
13,100	PINNACLE WEST CAPITAL CORP.	782,497	924,729
8,500	PPL CORP.	236,326	255,510
17,961	PUBLIC SERVICE ENTERPRISE GROUP, INC.	886,484	1,198,537
3,700	SEMPRA ENERGY	239,277	489,436
10,000	SOUTHERN (THE) CO.	264,782	685,800
4,650	UGI CORP.	51,203	213,481
5,856	VISTRA CORP.	96,088	133,341
3,500	WEC ENERGY GROUP, INC.	263,727	339,745
968	XCEL ENERGY, INC.	36,241	65,534
		8,680,557	15,805,097	1.80%
	Sub-total Common Stocks:	412,906,403	876,928,932	99.70%
Preferred Stocks:
Consumer Discretionary:
355	QURATE RETAIL, INC., 8.00%	14,247	36,643
		14,247	36,643	0.00%
	Sub-total Preferred Stocks:	14,247	36,643	0.00%
Short-Term Investments:
2,396,931	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 0.01%(e)	2,396,931	2,396,931
	Sub-total Short-Term Investments:	2,396,931	2,396,931	0.27%
	Grand total	$ 415,317,581	879,362,506	99.97%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2021, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 2.59% of net assets.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.04% of net assets as of December 31, 2021.
(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2020, the value of the Clearwater Core Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $7,392,427 with net sales of $4,995,496 during the year ended December 31, 2021.
See accompanying notes to financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2021
Clearwater Core Equity Fund Portfolio Diversification
(as a percentage of net assets)
See accompanying notes to financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
4,800	AMC NETWORKS, INC., CLASS A(b)	$ 191,090	165,312
3,500	CARS.COM, INC.(b)	56,828	56,315
9,874	CINEMARK HOLDINGS, INC.(b)	170,379	159,169
1,152	COGENT COMMUNICATIONS HOLDINGS, INC.	66,084	84,303
3,841	CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.(b)	20,535	28,731
11,159	EW SCRIPPS (THE) CO., CLASS A	193,891	215,927
34,140	LIBERTY BROADBAND CORP., CLASS C(b)	5,074,136	5,499,954
167,741	NEW YORK TIMES (THE) CO., CLASS A	7,274,022	8,101,890
54,727	OOMA, INC.(b)	1,057,893	1,118,620
15,860	QUINSTREET, INC.(b)	251,130	288,493
200	SHENANDOAH TELECOMMUNICATIONS CO.	5,182	5,100
841	TECHTARGET, INC.(b)	50,351	80,450
274,973	THUNDERBIRD ENTERTAINMENT GROUP, INC.(b)(c)	1,040,191	952,118
40,826	VERTICALSCOPE HOLDINGS, INC.(b)(c)	1,013,976	985,027
146,493	VIMEO, INC.(b)	5,002,729	2,631,014
51,564	YOUGOV PLC(c)	904,725	1,095,773
		22,373,142	21,468,196	4.02%
Consumer Discretionary:
26,810	1-800-FLOWERS.COM, INC., CLASS A(b)	841,419	626,550
800	AARON'S (THE) CO., INC.	19,840	19,720
200	ADTALEM GLOBAL EDUCATION, INC.(b)	5,834	5,912
62,086	ALLBIRDS, INC., CLASS A(b)(d)	954,682	936,257
2,500	AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.(b)	23,567	23,325
122,470	AMERICAN EAGLE OUTFITTERS, INC.	2,506,891	3,100,940
57,558	AMERICAN OUTDOOR BRANDS, INC.(b)	1,421,682	1,147,131
4,800	AMERICAN PUBLIC EDUCATION, INC.(b)	106,637	106,800
830	ASBURY AUTOMOTIVE GROUP, INC.(b)	71,164	143,366
3,985	BED BATH & BEYOND, INC.(b)	40,889	58,101
4,975	BJ'S RESTAURANTS, INC.(b)	166,245	171,886
4,373	BLOOMIN' BRANDS, INC.(b)	90,416	91,746
2,158	BOOT BARN HOLDINGS, INC.(b)	161,941	265,542
6,200	BRINKER INTERNATIONAL, INC.(b)	224,042	226,858
929	CAVCO INDUSTRIES, INC.(b)	187,556	295,097
99,794	CENTURY CASINOS, INC.(b)	1,418,206	1,215,491
662	CENTURY COMMUNITIES, INC.	41,995	54,145
600	CHEESECAKE FACTORY (THE), INC.(b)	23,544	23,490
653	CHILDREN'S PLACE (THE), INC.(b)	48,678	51,776
26,743	CLARUS CORP.	707,925	741,316
147,482	DANA, INC.	1,658,062	3,365,539
15,487	DENNY'S CORP.(b)	249,246	247,792
3,695	DESIGNER BRANDS, INC., CLASS A(b)	47,945	52,506
1,363	DINE BRANDS GLOBAL, INC.	95,408	103,329
1,768	DORMAN PRODUCTS, INC.(b)	157,232	199,802
92,058	DREAM FINDERS HOMES, INC., CLASS A(b)	1,853,848	1,790,528
112,873	FARFETCH LTD., CLASS A(b)(c)	3,881,405	3,773,344
113,918	FULL HOUSE RESORTS, INC.(b)	987,617	1,379,547
46,942	GAP (THE), INC.	779,785	828,526
950	GENESCO, INC.(b)	52,234	60,962
1,776	GENTHERM, INC.(b)	122,914	154,334
987	G-III APPAREL GROUP LTD.(b)	14,210	27,281
93,388	GILDAN ACTIVEWEAR, INC.(c)	1,990,222	3,958,717
1,285	GROUP 1 AUTOMOTIVE, INC.	195,676	250,858
9,581	GUESS?, INC.	193,396	226,878
245,000	GYM GROUP (THE) PLC(b)(c)(e)	985,708	843,972
118,030	HANESBRANDS, INC.	1,796,990	1,973,462
21,500	HELEN OF TROY LTD.(b)	3,500,941	5,256,105
58,638	HOOKER FURNISHINGS CORP.	1,347,057	1,365,093
2,643	INSTALLED BUILDING PRODUCTS, INC.	276,966	369,280
107,470	IPOWER, INC.(b)	474,000	255,779
100	IROBOT CORP.(b)	6,744	6,588
1,595	KONTOOR BRANDS, INC.	68,026	81,744
7,288	LA-Z-BOY, INC.	241,347	264,627
2,200	LCI INDUSTRIES	282,332	342,914
100	LGI HOMES, INC.(b)	15,130	15,448
1,246	LL FLOORING HOLDINGS, INC.(b)	17,493	21,269
12,676	LOVESAC (THE) CO.(b)	889,377	839,912
See accompanying notes to financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
14,121	MACY'S, INC.	$ 263,958	369,688
31,240	MALIBU BOATS, INC., CLASS A(b)	1,560,435	2,147,125
605	MARINEMAX, INC.(b)	14,501	35,719
1,704	MDC HOLDINGS, INC.	64,096	95,134
2,631	MERITAGE HOMES CORP.(b)	250,609	321,140
4,094	MONRO, INC.	217,354	238,557
79,706	MOTORCAR PARTS OF AMERICA, INC.(b)	1,466,568	1,360,581
83,605	NOODLES & CO.(b)	1,011,466	758,297
2,062	ODP (THE) CORP.(b)	49,226	80,995
20,014	PAPA JOHN'S INTERNATIONAL, INC.	1,725,141	2,671,269
16,396	PATRICK INDUSTRIES, INC.	1,260,646	1,322,993
19,392	PERDOCEO EDUCATION CORP.(b)	207,114	228,050
6,500	PETMED EXPRESS, INC.	173,327	164,190
87,662	POINTS INTERNATIONAL LTD.(b)(c)	1,470,405	1,357,008
27,548	PVH CORP.	1,964,170	2,937,994
1,447	RENT-A-CENTER, INC.	38,500	69,514
5,836	SALLY BEAUTY HOLDINGS, INC.(b)	110,639	107,733
1,575	SHAKE SHACK, INC., CLASS A(b)	83,618	113,652
6,123	SHUTTERSTOCK, INC.	654,052	678,918
2,461	SIGNET JEWELERS LTD.	160,021	214,181
26,721	SKYLINE CHAMPION CORP.(b)	1,653,277	2,110,425
9,068	SLEEP NUMBER CORP.(b)	759,839	694,609
1,323	SONIC AUTOMOTIVE, INC., CLASS A	50,187	65,422
1,180	STANDARD MOTOR PRODUCTS, INC.	56,000	61,820
4,154	STEVEN MADDEN LTD.	113,882	193,036
132,040	STITCH FIX, INC., CLASS A(b)	5,185,741	2,498,197
94,390	STONERIDGE, INC.(b)	2,108,590	1,863,259
7,745	STRATEGIC EDUCATION, INC.	472,872	447,971
72,476	STRIDE, INC.(b)	2,565,172	2,415,625
456	STURM RUGER & CO., INC.	29,827	31,017
2,500	TUPPERWARE BRANDS CORP.(b)	38,017	38,225
1,272	UNIFI, INC.(b)	18,074	29,447
14,600	VERA BRADLEY, INC.(b)	143,555	124,246
3,092	VISTA OUTDOOR, INC.(b)	63,148	142,448
127,496	VROOM, INC.(b)	4,130,052	1,375,682
67,738	WINNEBAGO INDUSTRIES, INC.	2,724,225	5,074,931
3,939	WOLVERINE WORLD WIDE, INC.	91,566	113,483
50,339	WYNDHAM HOTELS & RESORTS, INC.	2,585,984	4,512,891
4,538	ZUMIEZ, INC.(b)	182,210	217,779
		66,962,528	74,644,836	13.98%
Consumer Staples:
5,538	ANDERSONS (THE), INC.	155,682	214,376
2,890	B&G FOODS, INC.	72,981	88,810
4,920	CALAVO GROWERS, INC.	187,924	208,608
907	CAL-MAINE FOODS, INC.	31,424	33,550
3,786	CELSIUS HOLDINGS, INC.(b)	237,760	282,322
3,400	CENTRAL GARDEN & PET CO.(b)	166,106	178,942
33,776	CHEFS' WAREHOUSE (THE), INC.(b)	1,067,466	1,124,741
4,300	EDGEWELL PERSONAL CARE CO.	186,216	196,553
3,902	FRESHPET, INC.(b)	593,143	371,743
202,184	GROCERY OUTLET HOLDING CORP.(b)	7,248,167	5,717,763
11,260	INGREDION, INC.	1,012,523	1,088,166
2,804	INTER PARFUMS, INC.	201,755	299,748
3,207	INTERCOS S.P.A.(b)(c)	46,341	51,335
286	J & J SNACK FOODS CORP.	38,864	45,176
2,429	JOHN B. SANFILIPPO & SON, INC.	182,099	218,999
6,755	MEDIFAST, INC.	1,506,202	1,414,700
4,058	NATIONAL BEVERAGE CORP.	173,874	183,949
4,161	SIMPLY GOOD FOODS (THE) CO.(b)	133,455	172,973
1,556	SPARTANNASH CO.	28,799	40,082
23,115	SPECTRUM BRANDS HOLDINGS, INC.	1,368,430	2,351,258
5,736	UNITED NATURAL FOODS, INC.(b)	192,988	281,523
48,930	UNIVERSAL CORP.	2,468,871	2,687,236
15,345	USANA HEALTH SCIENCES, INC.(b)	1,486,776	1,552,914
425	WD-40 CO.	87,202	103,972
13,694	WINFARM SAS(b)(c)	562,437	472,474
		19,437,485	19,381,913	3.63%
See accompanying notes to financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy:
16,064	ARCHROCK, INC.	$ 111,792	120,159
1,386	BRISTOW GROUP, INC.(b)	33,470	43,895
300	CALLON PETROLEUM CO.(b)	15,186	14,175
2,400	CORE LABORATORIES N.V.(c)	54,977	53,544
68,891	DMC GLOBAL, INC.(b)	2,702,918	2,728,772
179,023	EVOLUTION PETROLEUM CORP.	918,014	904,066
4,031	GREEN PLAINS, INC.(b)	129,673	140,118
6,236	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	20,130	19,456
2,442	MATADOR RESOURCES CO.	92,367	90,159
60,827	MURPHY OIL CORP.	455,099	1,588,193
400	NABORS INDUSTRIES LTD.(b)	33,268	32,436
383,206	NEXTIER OILFIELD SOLUTIONS, INC.(b)	1,031,968	1,360,381
115,661	NOV, INC.	1,184,635	1,567,207
4,300	OCEANEERING INTERNATIONAL, INC.(b)	49,477	48,633
5,266	PAR PACIFIC HOLDINGS, INC.(b)	59,034	86,836
28,225	PATTERSON-UTI ENERGY, INC.	187,236	238,501
5,000	PBF ENERGY, INC., CLASS A(b)	66,480	64,850
8,734	PDC ENERGY, INC.	282,116	426,045
600	PROPETRO HOLDING CORP.(b)	4,920	4,860
21,074	RANGE RESOURCES CORP.(b)	223,829	375,749
258	REX AMERICAN RESOURCES CORP.(b)	16,958	24,768
11,659	SM ENERGY CO.	188,347	343,707
58,522	SOUTHWESTERN ENERGY CO.(b)	216,175	272,713
183,349	TECHNIPFMC PLC(c)	1,287,155	1,085,426
600	US SILICA HOLDINGS, INC.(b)	5,592	5,640
3,300	WORLD FUEL SERVICES CORP.	88,363	87,351
		9,459,179	11,727,640	2.19%
Financials:
44,025	AFC GAMMA, INC.	967,167	1,002,009
657	ALLEGIANCE BANCSHARES, INC.	17,513	27,732
14,316	A-MARK PRECIOUS METALS, INC.	823,418	874,708
99,025	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	2,586,067	3,854,053
42,333	ARGO GROUP INTERNATIONAL HOLDINGS LTD.(c)	1,830,452	2,459,971
3,448	ARMOUR RESIDENTIAL REIT, INC.	25,055	33,825
160,064	ASSOCIATED BANC-CORP	2,574,089	3,615,846
1,706	ASSURED GUARANTY LTD.(c)	47,864	85,641
82,346	AXIS CAPITAL HOLDINGS LTD.(c)	4,084,913	4,485,387
30,140	AXOS FINANCIAL, INC.(b)	1,585,356	1,685,127
3,575	BANCFIRST CORP.	186,491	252,252
3,114	BANKUNITED, INC.	72,389	131,753
2,475	BANNER CORP.	98,086	150,158
3,236	BERKSHIRE HILLS BANCORP, INC.	75,451	92,000
9,027	BRIGHTSPHERE INVESTMENT GROUP, INC.	174,033	231,091
9,764	BROOKLINE BANCORP, INC.	131,767	158,079
6,554	CALIFORNIA BANCORP(b)	124,934	131,342
14,232	CAPITOL FEDERAL FINANCIAL, INC.	160,232	161,249
162,258	CNO FINANCIAL GROUP, INC.	2,799,201	3,868,231
3,823	COLUMBIA BANKING SYSTEM, INC.	101,333	125,089
24,855	COMMERCE BANCSHARES, INC.	1,162,429	1,708,574
2,756	COMMUNITY BANK SYSTEM, INC.	152,076	205,267
4,576	CUSTOMERS BANCORP, INC.(b)	176,659	299,133
13,672	CVB FINANCIAL CORP.	270,593	292,718
5,089	DIME COMMUNITY BANCSHARES, INC.	154,812	178,929
54,858	DONNELLEY FINANCIAL SOLUTIONS, INC.(b)	2,738,198	2,586,006
3,184	ENCORE CAPITAL GROUP, INC.(b)	144,641	197,758
2,168	ENOVA INTERNATIONAL, INC.(b)	67,552	88,801
52,000	ESQUIRE FINANCIAL HOLDINGS, INC.(b)	1,555,705	1,644,240
74,380	ESSENT GROUP LTD.	2,645,444	3,386,521
153,033	EZCORP, INC., CLASS A(b)	1,136,260	1,127,853
5,617	FB FINANCIAL CORP.	206,954	246,137
18,184	FEDERAL AGRICULTURAL MORTGAGE CORP., CLASS C	2,389,087	2,253,543
144,821	FIDUCIAN GROUP LTD.(c)	859,955	888,223
46,198	FINWISE BANCORP(b)	537,753	637,070
14,275	FIRST COMMONWEALTH FINANCIAL CORP.	186,365	229,685
1,800	FIRST HAWAIIAN, INC.	41,133	49,194
195,858	FIRST MIDWEST BANCORP, INC.	3,208,315	4,011,172
38,980	FIRSTCASH HOLDINGS, INC.	2,480,951	2,916,094
See accompanying notes to financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
1,899	FLAGSTAR BANCORP, INC.	$ 55,987	91,038
49,068	GENWORTH FINANCIAL, INC., CLASS A(b)	170,313	198,725
56,400	GLACIER BANCORP, INC.	2,341,032	3,197,880
3,000	GREEN DOT CORP., CLASS A(b)	106,880	108,720
2,200	HILLTOP HOLDINGS, INC.	72,528	77,308
177,041	HOPE BANCORP, INC.	1,814,537	2,604,273
1,373	HORACE MANN EDUCATORS CORP.	48,818	53,135
144,753	HUNTINGTON BANCSHARES, INC.	1,248,845	2,232,091
3,250	INDEPENDENT BANK CORP.	263,886	264,973
653	INDEPENDENT BANK GROUP, INC.	24,950	47,114
4,500	JAMES RIVER GROUP HOLDINGS LTD.(c)	116,533	129,645
83,128	JDC GROUP A.G.(b)(c)	1,913,415	2,328,174
1,468	KKR REAL ESTATE FINANCE TRUST, INC.	22,900	30,578
140,058	LENDINGCLUB CORP.(b)	2,187,233	3,386,602
2,057	META FINANCIAL GROUP, INC.	102,339	122,721
77,479	MORTGAGE ADVICE BUREAU HOLDINGS LTD.(c)	1,420,206	1,520,640
3,329	MR COOPER GROUP, INC.(b)	72,942	138,520
5,537	NATIONAL BANK HOLDINGS CORP., CLASS A	200,360	243,296
5,879	NATIONAL WESTERN LIFE GROUP, INC., CLASS A	1,629,614	1,260,693
6,000	NBT BANCORP, INC.	207,755	231,120
1,600	NEW YORK MORTGAGE TRUST, INC.	6,045	5,952
4,124	NMI HOLDINGS, INC., CLASS A(b)	69,882	90,109
17,041	NORTHWEST BANCSHARES, INC.	205,445	241,301
8,295	OFG BANCORP	168,644	220,315
18,912	OLD NATIONAL BANCORP	283,854	342,685
25,676	OPEN LENDING CORP., CLASS A(b)	987,363	577,197
1,614	PARK NATIONAL CORP.	168,433	221,618
300	PENNYMAC MORTGAGE INVESTMENT TRUST	5,343	5,199
1,376	PIPER SANDLER COS.	170,087	245,630
6,281	PRA GROUP, INC.(b)	248,410	315,369
413	PREFERRED BANK	20,848	29,649
9,736	PROASSURANCE CORP.	201,914	246,321
9,400	REDWOOD TRUST, INC.	101,948	123,986
13,070	RENAISSANCERE HOLDINGS LTD.(c)	1,887,617	2,213,143
5,373	RENASANT CORP.	162,246	203,905
7,161	S&T BANCORP, INC.	206,049	225,715
7,015	SEACOAST BANKING CORP. OF FLORIDA	181,540	248,261
25,800	SELECTIVE INSURANCE GROUP, INC.	1,545,260	2,114,052
6,600	SELECTQUOTE, INC.(b)	58,712	59,796
962	SERVISFIRST BANCSHARES, INC.	63,536	81,712
600	SIRIUSPOINT LTD.(b)(c)	4,950	4,878
14,436	SOUND FINANCIAL BANCORP, INC.	664,690	635,184
5,100	SOUTHSIDE BANCSHARES, INC.	188,730	213,282
2,865	STEWART INFORMATION SERVICES CORP.	178,272	228,426
1,426	STONEX GROUP, INC.(b)	86,232	87,343
1,100	TRUPANION, INC.(b)	145,012	145,233
35,891	TWO HARBORS INVESTMENT CORP.	218,407	207,091
287,222	UMPQUA HOLDINGS CORP.	4,121,992	5,526,151
9,658	UNITED COMMUNITY BANKS, INC.	231,977	347,109
6,700	UNITED FIRE GROUP, INC.	155,754	155,373
300	UNIVERSAL INSURANCE HOLDINGS, INC.	5,052	5,100
81,632	UNIVEST FINANCIAL CORP.	1,745,102	2,442,429
84,139	VELOCITY FINANCIAL, INC.(b)	1,080,158	1,152,704
388	VIRTUS INVESTMENT PARTNERS, INC.	49,590	115,275
1,719	WALKER & DUNLOP, INC.	180,035	259,363
66,669	WEBSTER FINANCIAL CORP.	2,501,602	3,722,797
100	WORLD ACCEPTANCE CORP.(b)	25,111	24,543
104,706	WSFS FINANCIAL CORP.	4,622,649	5,247,865
		75,550,257	92,971,768	17.41%
Health Care:
8,562	ABIOMED, INC.(b)	2,343,148	3,075,214
12,844	ADDUS HOMECARE CORP.(b)	1,092,251	1,201,042
84,978	AERIE PHARMACEUTICALS, INC.(b)	1,021,610	596,546
103,765	AKEBIA THERAPEUTICS, INC.(b)	297,034	234,509
33,268	ALBIREO PHARMA, INC.(b)	973,225	774,812
400	ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.(b)	7,408	7,380
2,400	AMN HEALTHCARE SERVICES, INC.(b)	193,049	293,592
See accompanying notes to financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
758	ANIKA THERAPEUTICS, INC.(b)	$ 27,364	27,159
1,100	APOLLO MEDICAL HOLDINGS, INC.(b)	81,532	80,828
7,609	AVANOS MEDICAL, INC.(b)	243,712	263,804
100	AVID BIOSERVICES, INC.(b)	3,032	2,918
199,035	BIODELIVERY SCIENCES INTERNATIONAL, INC.(b)	780,334	617,009
11,670	BIO-TECHNE CORP.	2,822,849	6,037,358
107,470	BRAINSWAY LTD. ADR(b)(c)(f)	869,278	826,444
1,600	CARDIOVASCULAR SYSTEMS, INC.(b)	31,213	30,048
5,267	CASTLE BIOSCIENCES, INC.(b)	291,825	225,796
51,135	COLLEGIUM PHARMACEUTICAL, INC.(b)	1,042,006	955,202
18,932	COMMUNITY HEALTH SYSTEMS, INC.(b)	185,756	251,985
17,787	COMPUTER PROGRAMS AND SYSTEMS, INC.(b)	646,205	521,159
320,048	CONFORMIS, INC.(b)	488,969	243,685
674	CONMED CORP.	96,892	95,546
5,151	CORCEPT THERAPEUTICS, INC.(b)	91,306	101,990
6	CORVEL CORP.(b)	439	1,248
14,438	COVETRUS, INC.(b)	275,119	288,327
1,500	CRYOLIFE, INC.(b)	27,703	30,525
8,990	CYTOKINETICS, INC.(b)	177,859	409,764
5,700	EMERGENT BIOSOLUTIONS, INC.(b)	239,376	247,779
1,861	ENANTA PHARMACEUTICALS, INC.(b)	85,316	139,166
40,806	ENDO INTERNATIONAL PLC(b)(c)	169,487	153,431
1,925	ENSIGN GROUP (THE), INC.	106,007	161,623
6,961	ESTABLISHMENT LABS HOLDINGS, INC.(b)(c)	506,350	470,494
1,100	FULGENT GENETICS, INC.(b)	107,932	110,649
5,700	GLAUKOS CORP.(b)	236,298	253,308
12,745	GLOBAL BLOOD THERAPEUTICS, INC.(b)	425,511	373,046
9,456	HANGER, INC.(b)	163,385	171,437
200	HARMONY BIOSCIENCES HOLDINGS, INC.(b)	8,672	8,528
57,313	HARROW HEALTH, INC.(b)	560,025	495,184
878	HEALTHSTREAM, INC.(b)	19,242	23,144
207	HESKA CORP.(b)	18,826	37,775
62,247	INFUSYSTEM HOLDINGS, INC.(b)	873,827	1,060,066
8,333	INMODE LTD.(b)(c)	622,636	588,143
5,100	INOGEN, INC.(b)	161,395	173,400
97,480	INSTEM PLC(b)(c)	1,173,038	1,167,705
993	INTEGER HOLDINGS CORP.(b)	68,457	84,991
42,390	INTEGRA LIFESCIENCES HOLDINGS CORP.(b)	2,378,171	2,839,706
5,278	IRADIMED CORP.(b)	201,046	243,896
7,330	JOINT (THE) CORP.(b)	711,346	481,508
76,998	KARYOPHARM THERAPEUTICS, INC.(b)	649,402	495,097
54,409	KINIKSA PHARMACEUTICALS LTD., CLASS A(b)	763,763	640,394
200	LANTHEUS HOLDINGS, INC.(b)	5,986	5,778
35,563	LEMAITRE VASCULAR, INC.	1,860,782	1,786,330
13,941	LIGAND PHARMACEUTICALS, INC.(b)	2,270,979	2,153,327
231	MAGELLAN HEALTH, INC.(b)	14,264	21,943
4,269	MEDNAX, INC.(b)	106,539	116,160
56,140	MEI PHARMA, INC.(b)	141,030	149,894
2,275	MERIDIAN BIOSCIENCE, INC.(b)	34,164	46,410
3,431	MERIT MEDICAL SYSTEMS, INC.(b)	182,422	213,751
824	MESA LABORATORIES, INC.	215,988	270,346
100	MODIVCARE, INC.(b)	15,023	14,829
3,311	MYRIAD GENETICS, INC.(b)	38,296	91,384
6,300	NEKTAR THERAPEUTICS(b)	89,497	85,113
4,223	NEOGENOMICS, INC.(b)	149,552	144,089
46,302	NEVRO CORP.(b)	6,370,064	3,753,703
12,393	NEXUS A.G.(c)	1,086,065	1,010,235
27,438	OCUPHIRE PHARMA, INC.(b)	107,381	102,344
17,852	OMNICELL, INC.(b)	2,995,184	3,221,215
15,977	OPTIMIZERX CORP.(b)	1,261,565	992,331
70,357	OPTINOSE, INC.(b)	190,596	113,978
600	ORASURE TECHNOLOGIES, INC.(b)	5,286	5,214
600	ORGANOGENESIS HOLDINGS, INC.(b)	5,520	5,544
1,025	ORTHOFIX MEDICAL, INC.(b)	31,385	31,867
14,961	ORTHOPEDIATRICS CORP.(b)	1,002,280	895,565
3,394	OWENS & MINOR, INC.	118,741	147,639
275,319	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.(b)	4,843,760	5,633,027
See accompanying notes to financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
6,299	PACIRA BIOSCIENCES, INC.(b)	$ 370,681	379,011
7,500	PENNANT GROUP (THE), INC.(b)	154,693	173,100
69,970	PERRIGO CO. PLC(c)	2,829,270	2,721,833
33,415	PETIQ, INC.(b)	818,285	758,855
73,447	PHIBRO ANIMAL HEALTH CORP., CLASS A	1,803,271	1,499,788
4,068	PRESTIGE CONSUMER HEALTHCARE, INC.(b)	191,977	246,724
44,373	PROVENTION BIO, INC.(b)	293,568	249,376
46,854	PUMA BIOTECHNOLOGY, INC.(b)	183,213	142,436
3,817	REGENXBIO, INC.(b)	130,578	124,816
61,585	REVANCE THERAPEUTICS, INC.(b)	858,277	1,005,067
27,498	RHYTHM PHARMACEUTICALS, INC.(b)	367,700	274,430
33,536	SANGAMO THERAPEUTICS, INC.(b)	320,116	251,520
9,401	SCHOLAR ROCK HOLDING CORP.(b)	288,155	233,521
400	SELECT MEDICAL HOLDINGS CORP.	11,644	11,760
4,007	SIMULATIONS PLUS, INC.	184,626	189,531
58,078	SUPERNUS PHARMACEUTICALS, INC.(b)	1,895,536	1,693,555
623	SURMODICS, INC.(b)	26,247	29,997
28,380	SYNEOS HEALTH, INC.(b)	1,175,766	2,914,058
400	TABULA RASA HEALTHCARE, INC.(b)	5,528	6,000
48,363	TANDEM DIABETES CARE, INC.(b)	4,573,740	7,279,599
2,165	TIVITY HEALTH, INC.(b)	27,633	57,243
20,079	TRAVERE THERAPEUTICS, INC.(b)	601,833	623,252
33,812	TRIPLE-S MANAGEMENT CORP.(b)	752,063	1,206,412
33,737	TWIST BIOSCIENCE CORP.(b)	3,931,779	2,610,906
21,672	UROGEN PHARMA LTD.(b)	408,483	206,101
475	US PHYSICAL THERAPY, INC.	37,734	45,386
15,716	UTAH MEDICAL PRODUCTS, INC.	1,802,857	1,571,600
103,389	VAREX IMAGING CORP.(b)	2,481,759	3,261,923
300	VERICEL CORP.(b)	12,291	11,790
4,800	XENCOR, INC.(b)	147,437	192,576
18,183	Y-MABS THERAPEUTICS, INC.(b)	405,812	294,746
50,964	ZOGENIX, INC.(b)	812,555	828,165
11,898	ZYNEX, INC.(b)	168,707	118,623
		75,576,789	79,840,076	14.95%
Industrials:
2,658	AAON, INC.	157,173	211,125
6,204	AAR CORP.(b)	144,149	242,142
324	ABM INDUSTRIES, INC.	13,148	13,235
4,240	ACUITY BRANDS, INC.	461,825	897,693
2,756	AEROJET ROCKETDYNE HOLDINGS, INC.	102,568	128,871
100	AEROVIRONMENT, INC.(b)	6,186	6,203
59,820	AIR LEASE CORP.	1,950,575	2,645,839
555	ALAMO GROUP, INC.	55,130	81,685
657	ALBANY INTERNATIONAL CORP., CLASS A	51,618	58,112
548	ALLEGIANT TRAVEL CO.(b)	58,650	102,498
81,651	AMERICAN WOODMARK CORP.(b)	6,085,332	5,323,645
4,985	APOGEE ENTERPRISES, INC.	198,377	240,028
2,626	APPLIED INDUSTRIAL TECHNOLOGIES, INC.	173,658	269,690
2,026	ARCBEST CORP.	119,194	242,816
3,078	ARCOSA, INC.	158,607	162,211
17,730	ARMSTRONG WORLD INDUSTRIES, INC.	1,585,806	2,058,808
1,206	ASTEC INDUSTRIES, INC.	53,461	83,540
1,309	ATLAS AIR WORLDWIDE HOLDINGS, INC.(b)	88,301	123,203
1,902	AZZ, INC.	61,509	105,162
4,400	BARNES GROUP, INC.	179,283	204,996
4,715	BOISE CASCADE CO.	221,896	335,708
66,837	BOWMAN CONSULTING GROUP LTD.(b)	921,082	1,419,952
200	BRADY CORP., CLASS A	11,004	10,780
100,160	BRIGHTVIEW HOLDINGS, INC.(b)	1,514,099	1,410,253
46,856	BWX TECHNOLOGIES, INC.	2,612,184	2,243,465
2,476	CHART INDUSTRIES, INC.(b)	257,847	394,897
1,067	CIRCOR INTERNATIONAL, INC.(b)	25,949	29,001
70,700	COLFAX CORP.(b)	1,706,876	3,250,079
1,000	COMFORT SYSTEMS U.S.A, INC.	82,846	98,940
33,742	CONSTRUCTION PARTNERS, INC., CLASS A(b)	1,098,996	992,352
5,072	CORECIVIC, INC.(b)	32,724	50,568
58,100	CREEK & RIVER CO. LTD.(c)	1,009,128	1,028,859
See accompanying notes to financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
14,131	CSW INDUSTRIALS, INC.	$ 1,991,496	1,707,873
1,443	DXP ENTERPRISES, INC.(b)	28,742	37,042
192,398	ENERPAC TOOL GROUP CORP.	4,311,479	3,901,831
4,482	EXPONENT, INC.	385,464	523,184
3,416	FEDERAL SIGNAL CORP.	122,131	148,049
33,958	FRANKLIN COVEY CO.(b)	1,578,598	1,574,293
2,045	FRANKLIN ELECTRIC CO., INC.	101,427	193,375
85,640	GATES INDUSTRIAL CORP. PLC(b)	1,235,338	1,362,532
924	GIBRALTAR INDUSTRIES, INC.(b)	43,216	61,612
25,402	GLOBAL INDUSTRIAL CO.	945,775	1,038,942
2,806	GMS, INC.(b)	118,213	168,669
14,620	GORMAN-RUPP (THE) CO.	440,052	651,321
43,020	GRACO, INC.	2,648,901	3,468,272
2,026	GRANITE CONSTRUCTION, INC.	44,873	78,406
8,801	GRIFFON CORP.	198,243	250,652
27,527	HARDWOODS DISTRIBUTION, INC.(c)	815,996	974,908
4,300	HARSCO CORP.(b)	74,761	71,853
4,500	HAWAIIAN HOLDINGS, INC.(b)	83,772	82,665
200	HEIDRICK & STRUGGLES INTERNATIONAL, INC.	8,854	8,746
6,523	HILLENBRAND, INC.	269,673	339,131
6,200	HNI CORP.	229,994	260,710
4,004	HUB GROUP, INC., CLASS A(b)	236,332	337,297
6,180	HUNTINGTON INGALLS INDUSTRIES, INC.	1,099,403	1,154,053
3,947	HURON CONSULTING GROUP, INC.(b)	207,217	196,955
74,610	IAA, INC.(b)	3,715,652	3,776,758
11,655	ICF INTERNATIONAL, INC.	1,014,865	1,195,220
166,594	JELD-WEN HOLDING, INC.(b)	3,537,737	4,391,418
8,965	JOHN BEAN TECHNOLOGIES CORP.	1,321,082	1,376,665
478,466	JOHNSON SERVICE GROUP PLC(b)(c)	1,000,440	955,899
4,384	KADANT, INC.	942,948	1,010,424
4,500	KAMAN CORP.	188,802	194,175
11,800	KAR AUCTION SERVICES, INC.(b)	190,398	184,316
34,986	KARAT PACKAGING, INC.(b)	798,063	707,067
1,406	KORN FERRY	98,653	106,476
6,338	KORNIT DIGITAL LTD.(b)(c)	937,597	964,960
579	LINDSAY CORP.	54,200	88,008
165,041	LYFT, INC., CLASS A(b)	6,078,402	7,052,202
18,083	MASONITE INTERNATIONAL CORP.(b)	2,183,703	2,132,890
18,112	MASTEC, INC.(b)	980,012	1,671,375
16,100	MATRIX SERVICE CO.(b)	140,076	121,072
3,230	MATSON, INC.	204,043	290,797
8,542	MERITOR, INC.(b)	181,931	211,671
28,348	MOOG, INC., CLASS A	1,735,699	2,295,338
145,111	MRC GLOBAL, INC.(b)	1,287,007	998,364
3,400	NOW, INC.(b)	25,012	29,036
400	NV5 GLOBAL, INC.(b)	55,104	55,248
212,617	PGT INNOVATIONS, INC.(b)	3,680,552	4,781,756
1,084	PITNEY BOWES, INC.	2,695	7,187
2,151	PROTO LABS, INC.(b)	113,198	110,454
144,946	RADIANT LOGISTICS, INC.(b)	937,282	1,056,656
34,388	RED VIOLET, INC.(b)	1,008,716	1,364,860
1,915	RESOURCES CONNECTION, INC.	22,152	34,164
139,290	REV GROUP, INC.	1,480,838	1,970,953
41,820	RUSH ENTERPRISES, INC., CLASS A	1,223,670	2,326,865
15,023	RYDER SYSTEM, INC.	620,362	1,238,346
4,527	SKYWEST, INC.(b)	179,285	177,911
597	SPX FLOW, INC.	38,775	51,629
1,334	STANDEX INTERNATIONAL CORP.	122,936	147,620
433,598	STEELCASE, INC., CLASS A	5,532,881	5,081,769
47,585	STERLING CONSTRUCTION CO., INC.(b)	1,032,104	1,251,485
60,274	TEREX CORP.	1,929,563	2,649,042
600	TITAN INTERNATIONAL, INC.(b)	6,564	6,576
2,416	TRIUMPH GROUP, INC.(b)	18,378	44,768
76,777	TRUEBLUE, INC.(b)	1,290,720	2,124,420
3,091	UFP INDUSTRIES, INC.	217,315	284,403
568	UNIFIRST CORP.	97,176	119,507
117,741	UPWORK, INC.(b)	5,563,395	4,022,033
See accompanying notes to financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
6,632	US ECOLOGY, INC.(b)	$ 207,487	211,826
30,047	VA-Q-TEC A.G.(b)(c)(d)	1,062,449	863,765
100	VERITIV CORP.(b)	12,140	12,257
2,098	VICOR CORP.(b)	177,681	266,404
2,433	WATTS WATER TECHNOLOGIES, INC., CLASS A	320,143	472,416
36,119	WILLDAN GROUP, INC.(b)	1,459,945	1,271,389
25,870	WOODWARD, INC.	2,369,738	2,831,730
		95,818,697	107,650,297	20.16%
Information Technology:
1,753	3D SYSTEMS CORP.(b)	38,529	37,760
1,342	ADVANCED ENERGY INDUSTRIES, INC.	90,367	122,203
147,827	AGILETHOUGHT, INC.(b)(d)	1,034,789	697,743
1,650	ALARM.COM HOLDINGS, INC.(b)	94,821	139,936
56,819	ARLO TECHNOLOGIES, INC.(b)	498,095	596,031
52,400	AVANT CORP.(c)	729,577	546,184
73,031	AVNET, INC.	2,486,530	3,011,068
3,016	AXCELIS TECHNOLOGIES, INC.(b)	118,006	224,873
5,492	AZENTA, INC.	550,979	566,280
937	BADGER METER, INC.	59,401	99,847
65,602	BELDEN, INC.	2,349,358	4,312,019
2,504	BENCHMARK ELECTRONICS, INC.	50,443	67,858
4,999	BOTTOMLINE TECHNOLOGIES DE, INC.(b)	189,616	282,294
34,416	CAMBIUM NETWORKS CORP.(b)	969,733	882,082
338,760	CELESTICA, INC.(b)(c)	2,443,169	3,770,399
25,755	CEVA, INC.(b)	1,184,601	1,113,646
46,454	CODA OCTOPUS GROUP, INC.(b)	375,695	371,632
3,200	COHU, INC.(b)	98,099	121,888
100	CONSENSUS CLOUD SOLUTIONS, INC.(b)	5,820	5,787
17,761	COUPA SOFTWARE, INC.(b)	2,742,643	2,807,126
3,939	CSG SYSTEMS INTERNATIONAL, INC.	170,471	226,965
6,300	CTS CORP.	193,088	231,336
8,231	DAKTRONICS, INC.(b)	33,876	41,567
43,489	DIGI INTERNATIONAL, INC.(b)	915,306	1,068,525
4,205	DIODES, INC.(b)	324,283	461,751
62,538	DOLBY LABORATORIES, INC., CLASS A	5,467,068	5,954,868
27,378	EBIX, INC.	918,765	832,291
41,797	ELASTIC N.V.(b)	4,786,928	5,144,793
4,322	EPLUS, INC.(b)	174,881	232,869
1,972	EVERTEC, INC.	57,500	98,561
2,042	EXLSERVICE HOLDINGS, INC.(b)	201,021	295,620
400	EXTREME NETWORKS, INC.(b)	6,628	6,280
11,114	FABRINET(b)(c)	1,071,911	1,316,676
13,213	FARO TECHNOLOGIES, INC.(b)	858,890	925,174
8,343	FORMFACTOR, INC.(b)	230,038	381,442
29,590	GRID DYNAMICS HOLDINGS, INC.(b)	893,923	1,123,532
165,809	GTY TECHNOLOGY HOLDINGS, INC.(b)	1,270,326	1,110,920
20,135	HARMONIC, INC.(b)	114,723	236,788
46,824	I3 VERTICALS, INC., CLASS A(b)	1,098,519	1,067,119
3,000	ICHOR HOLDINGS LTD.(b)	114,740	138,090
15,282	IMPINJ, INC.(b)	862,682	1,355,513
95,924	INTELLICHECK, INC.(b)	849,003	443,169
48,195	ITURAN LOCATION AND CONTROL LTD.(c)	1,277,707	1,285,361
117,832	KALEYRA, INC.(b)(c)(d)	1,290,434	1,183,033
11,434	KNOWLES CORP.(b)	197,221	266,984
2,600	LIVEPERSON, INC.(b)	93,384	92,872
90,371	LUNA INNOVATIONS, INC.(b)	850,107	762,731
2,220	MAXLINEAR, INC.(b)	56,270	167,366
12,435	MGI DIGITAL GRAPHIC TECHNOLOGY(b)(c)	580,278	520,987
72	MICROSTRATEGY, INC., CLASS A(b)	27,976	39,203
16,319	MIX TELEMATICS LTD. ADR(c)(f)	200,397	205,783
10,610	MKS INSTRUMENTS, INC.	1,366,114	1,847,944
30,336	NAPCO SECURITY TECHNOLOGIES, INC.(b)	1,304,757	1,516,193
5,400	NETGEAR, INC.(b)	155,822	157,734
5,926	NOVA LTD.(b)(c)	617,454	868,159
16,573	ONTO INNOVATION, INC.(b)	589,183	1,677,685
2,718	OSI SYSTEMS, INC.(b)	196,905	253,318
214,973	PARK CITY GROUP, INC.(b)	1,185,108	1,251,143
See accompanying notes to financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
1,100	PC CONNECTION, INC.	$ 47,310	47,443
1,969	PERFICIENT, INC.(b)	152,739	254,572
187,090	PIVOTREE, INC.(b)(c)(d)	582,370	650,774
2,300	PLANTRONICS, INC.(b)	68,717	67,482
30,388	PLEXUS CORP.(b)	2,224,733	2,913,905
3,242	POWER INTEGRATIONS, INC.	205,924	301,149
2,189	PROGRESS SOFTWARE CORP.	87,023	105,663
63,116	RADWARE LTD.(b)(c)	2,129,717	2,628,150
873	RAMBUS, INC.(b)	12,795	25,657
639	ROGERS CORP.(b)	120,708	174,447
58,242	SAILPOINT TECHNOLOGIES HOLDINGS, INC.(b)	2,208,378	2,815,418
3,448	SANMINA CORP.(b)	124,765	142,954
67,923	SCANSOURCE, INC.(b)	2,571,753	2,382,739
10,348	SHOTSPOTTER, INC.(b)	373,994	305,473
18,568	SILICON MOTION TECHNOLOGY CORP. ADR(c)(f)	1,294,943	1,764,517
4,101	SITIME CORP.(b)	888,762	1,199,707
2,583	SPS COMMERCE, INC.(b)	211,089	367,690
58,096	SUPER MICRO COMPUTER, INC.(b)	1,500,024	2,553,319
50,989	TRANSACT TECHNOLOGIES, INC.(b)	736,291	555,780
5,905	TTM TECHNOLOGIES, INC.(b)	68,078	87,985
11,990	TUCOWS, INC., CLASS A(b)(c)(d)	934,541	1,005,002
3,745	ULTRA CLEAN HOLDINGS, INC.(b)	148,144	214,813
6,836	UNISYS CORP.(b)	70,493	140,617
6,574	UPLAND SOFTWARE, INC.(b)	170,604	117,938
53,821	VEECO INSTRUMENTS, INC.(b)	1,190,591	1,532,284
50,997	VIA OPTRONICS A.G.(b)(c)(f)	356,034	374,828
12,726	VIAVI SOLUTIONS, INC.(b)	193,859	224,232
14,514	VONAGE HOLDINGS CORP.(b)	175,819	301,746
30,154	WIX.COM LTD.(b)(c)	6,670,096	4,758,000
5,100	XPERI HOLDING CORP.	57,871	96,441
		72,292,123	82,677,726	15.48%
Materials:
2,335	ADVANSIX, INC.	68,546	110,329
16,922	ALLEGHENY TECHNOLOGIES, INC.(b)	252,902	269,568
2,843	ARCONIC CORP.(b)	60,985	93,847
2,941	BALCHEM CORP.	374,706	495,853
5,200	CARPENTER TECHNOLOGY CORP.	150,935	151,788
2,543	CENTURY ALUMINUM CO.(b)	18,338	42,112
9,560	GLATFELTER CORP.	132,699	164,432
30,763	H.B. FULLER CO.	1,647,975	2,491,803
1,166	HAWKINS, INC.	25,673	45,999
3,232	INNOSPEC, INC.	280,480	291,979
5,190	KOPPERS HOLDINGS, INC.(b)	145,859	162,447
14,859	LIVENT CORP.(b)	282,355	362,262
36,536	NEO PERFORMANCE MATERIALS, INC.(c)	498,872	585,754
2,700	O-I GLASS, INC.(b)	31,474	32,481
66,943	OLIN CORP.	1,101,953	3,850,561
400	OLYMPIC STEEL, INC.	9,280	9,400
149,039	ORION ENGINEERED CARBONS S.A.(b)(c)	2,025,655	2,736,356
922	QUAKER CHEMICAL CORP.	181,683	212,779
15,350	RELIANCE STEEL & ALUMINUM CO.	1,432,641	2,490,077
78,262	SCHWEITZER-MAUDUIT INTERNATIONAL, INC.	2,964,146	2,340,034
7,489	SMITH-MIDLAND CORP.(b)	171,312	351,983
1,154	STEPAN CO.	110,503	143,431
100	SYLVAMO CORP.(b)	2,879	2,789
1,184,000	TALON METALS CORP.(b)(c)	564,683	570,963
72,352	TRIMAS CORP.	1,934,694	2,677,024
1,300	TRINSEO PLC	68,417	68,198
2,731	WARRIOR MET COAL, INC.	40,792	70,214
		14,580,437	20,824,463	3.90%
Real Estate:
5,605	ACADIA REALTY TRUST	71,378	122,357
10,722	ALEXANDER & BALDWIN, INC.	206,296	269,015
3,000	AMERICAN ASSETS TRUST, INC.	105,458	112,590
9,103	BRANDYWINE REALTY TRUST	92,099	122,162
4,446	CARETRUST REIT, INC.	77,239	101,502
182,750	DIAMONDROCK HOSPITALITY CO.(b)	1,295,005	1,756,227
See accompanying notes to financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont'd):
3,141	ESSENTIAL PROPERTIES REALTY TRUST, INC.	$ 63,363	90,555
3,731	FOUR CORNERS PROPERTY TRUST, INC.	104,085	109,729
5,000	GEO GROUP (THE), INC.	38,530	38,750
13,018	INDEPENDENCE REALTY TRUST, INC.	240,380	336,255
3,481	INDUSTRIAL LOGISTICS PROPERTIES TRUST	71,070	87,199
2,020	INNOVATIVE INDUSTRIAL PROPERTIES, INC.	374,959	531,078
4,950	ISTAR, INC.	91,226	127,858
6,457	LTC PROPERTIES, INC.	218,084	220,442
27,709	LXP INDUSTRIAL TRUST	340,146	432,815
891	MARCUS & MILLICHAP, INC.(b)	25,083	45,851
7,500	OFFICE PROPERTIES INCOME TRUST	194,068	186,300
200	ORION OFFICE REIT, INC.(b)	3,750	3,734
580	RE/MAX HOLDINGS, INC., CLASS A	17,502	17,684
4,260	REALOGY HOLDINGS CORP.(b)	31,719	71,611
6,031	RETAIL OPPORTUNITY INVESTMENTS CORP.	65,628	118,208
12,207	RPT REALTY	144,799	163,330
690	SAUL CENTERS, INC.	20,011	36,584
600	SERVICE PROPERTIES TRUST	5,334	5,274
7,941	SITE CENTERS CORP.	59,761	125,706
500	TANGER FACTORY OUTLET CENTERS, INC.	9,760	9,640
25,793	UNITI GROUP, INC.	262,817	361,360
2,800	UNIVERSAL HEALTH REALTY INCOME TRUST	167,339	166,516
12,657	VERIS RESIDENTIAL, INC.(b)	195,205	232,636
7,244	WASHINGTON REAL ESTATE INVESTMENT TRUST	157,298	187,257
10,693	WHITESTONE REIT	88,026	108,320
		4,837,418	6,298,545	1.18%
Utilities:
2,370	AMERICAN STATES WATER CO.	184,750	245,153
687	AVISTA CORP.	29,108	29,190
4,547	CALIFORNIA WATER SERVICE GROUP	243,090	326,747
744	CHESAPEAKE UTILITIES CORP.	66,090	108,483
1,069	NORTHWEST NATURAL HOLDING CO.	49,002	52,146
13,998	SOUTH JERSEY INDUSTRIES, INC.	313,908	365,628
300	UNITIL CORP.	13,329	13,797
		899,277	1,141,144	0.21%
	Sub-total Common Stocks:	457,787,332	518,626,604	97.11%
Rights:
Communication Services:
55,700	MEDIA GENERAL, INC. (CONTINGENT VALUE RIGHTS)(b)(g)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Warrants:
Health Care:
19,977	NANOVIBRONIX, INC.(b)(g)	200	-
		200	-	0.00%
Industrials:
25,323	ADS-TEC ENERGY PLC(b)	28,696	30,134
		28,696	30,134	0.00%
	Sub-total Warrants:	28,896	30,134	0.00%
Short-Term Investments:
2,907,145	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO(h)	2,907,145	2,907,145
16,636,090	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 0.01%(i)	16,636,090	16,636,090
	Sub-total Short-Term Investments:	19,543,235	19,543,235	3.66%
	Grand total	$ 477,359,463	538,199,973	100.77%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
See accompanying notes to financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
(c)	Foreign security values are stated in U.S. dollars. As of December 31, 2021, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 12.21% of net assets.
(d)	Security is either wholly or partially on loan.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of this security is determined by valuations supplied by a pricing service or broker, or, if not available, in accordance with procedures established by the Board of Trustees.
(f)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.59% of net assets as of December 31, 2021.
(g)	Security has been deemed worthless and is a Level 3 investment.
(h)	Investment relates to cash collateral received from portfolio securities loaned.
(i)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2020, the value of the Clearwater Select Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $16,222,989 with net purchases of $413,101 during the year ended December 31, 2021.
See accompanying notes to financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2021
Clearwater Select Equity Fund Portfolio Diversification
(as a percentage of net assets)
See accompanying notes to financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
160,624	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$ 1,564,828	2,409,360
44,180	BLACKROCK MUNICIPAL INCOME QUALITY TRUST			598,353	689,650
114,491	BLACKROCK MUNIHOLDINGS FUND INC			1,771,610	1,918,869
97,827	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,105,342	1,453,709
46,838	BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND INC			651,076	742,851
83,977	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			1,060,121	1,177,358
157,958	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			2,064,776	2,423,076
51,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			729,423	865,458
101,396	BLACKROCK MUNIYIELD QUALITY FUND II INC			1,299,428	1,470,242
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,755,755
12,559	BLACKROCK MUNIYIELD QUALITY FUND INC			173,142	202,702
52,628	BNY MELLON STRATEGIC MUNICIPAL BOND FUND INC			382,238	439,444
183,432	DWS MUNICIPAL INCOME TRUST			2,072,953	2,168,166
176,750	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,960,269	2,152,815
149,405	INVESCO MUNICIPAL OPPORTUNITY TRUST			1,835,905	2,063,283
101,614	INVESCO MUNICIPAL TRUST			1,265,029	1,364,676
55,087	INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST			739,279	769,565
178,132	INVESCO QUALITY MUNICIPAL INCOME TRUST			2,176,122	2,420,814
60,173	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			770,286	840,617
86,437	INVESCO VALUE MUNICIPAL INCOME TRUST			1,315,777	1,472,887
83,434	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			1,215,972	1,495,972
345,957	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			4,713,175	5,396,929
71,998	NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND			1,115,111	1,107,329
84,266	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			1,197,701	1,255,563
320,957	NUVEEN QUALITY MUNICIPAL INCOME FUND			4,690,416	5,170,617
	Sub-total Closed-End Funds:			38,040,797	43,227,707	5.90%
Municipal Bonds:
Alabama
500,000	MOBILE CNTY AL LTD OBLG	11/1/2045	4.00	500,000	541,154
1,000,000	STADIUM TRACE VLG IMPT DIST DEV INCENTIVE ANTIC BONDS	3/1/2036	3.63	1,000,000	1,004,632
				1,500,000	1,545,786	0.21%
Alaska
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(b)	12/1/2010	5.40	350,000	14,437
				350,000	14,437	0.00%
Arizona
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(c)	7/1/2030	6.75	1,238,773	1,446,798
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(c)	7/1/2050	7.75	1,237,655	1,509,230
400,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(c)	7/1/2051	6.00	400,000	442,238
700,000	GLENDALE AZ INDL DEV AUTH	11/15/2036	5.00	720,612	750,958
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	555,855	535,079
870,000	MARICOPA CNTY AZ INDL DEV AUTH EDU REVENUE(c)	7/1/2052	6.00	910,334	1,031,369
500,000	NAVAJO NATION AZ(c)	12/1/2030	5.50	516,491	556,922
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(c)	7/1/2036	5.13	987,355	1,114,473
1,000,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(c)	9/1/2045	5.00	1,040,598	1,123,078
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,502,532	2,548,854
600,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(c)	12/1/2026	5.25	600,000	641,769
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	8,131	10,146
1,370,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(c)	6/15/2035	5.38	1,427,844	1,505,485
750,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE(c)	6/15/2037	4.75	737,895	764,929
690,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	690,000	699,111
500,000	TEMPE AZ INDL DEV AUTH REVENUE(c)	10/1/2024	4.70	499,347	500,335
500,000	TEMPE AZ INDL DEV AUTH REVENUE(c)	10/1/2037	6.00	502,130	552,702
				14,575,552	15,733,476	2.15%
See accompanying notes to financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Arkansas
1,000,000	MOUNTAIN HOME AR SALES & USE TAX REVENUE	9/1/2038	2.00	$ 1,000,000	1,003,172
525,000	SHERIDAN AR SCH DIST #37	2/1/2047	4.00	525,302	526,506
1,000,000	SPRINGDALE AR SALES & USE REVENUE	4/1/2041	3.60	974,172	1,039,431
				2,499,474	2,569,109	0.35%
California
2,350,000	ACALANES CA UNION HIGH SCH DIST (Step to 6.55% on 8/1/2024)(d)	8/1/2039	0.00	1,991,259	2,773,581
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,006,014	1,079,220
1,000,000	ALVORD CA UNIF SCH DIST (Step to 7.35% on 8/1/2026)(d)	8/1/2046	0.00	721,510	1,348,903
650,000	CALIFORNIA PUBLIC FIN AUTH SENIOR LIVING REVENUE(c)	5/15/2029	3.13	650,000	658,409
500,000	CALIFORNIA PUBLIC FIN AUTH SENIOR LIVING REVENUE(c)	11/15/2051	5.00	526,056	572,546
500,000	CALIFORNIA PUBLIC FIN AUTH SENIOR LIVING REVENUE(c)	11/15/2056	5.00	522,830	571,036
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE	8/1/2029	6.00	1,488,994	1,852,747
750,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	10/1/2042	6.00	758,715	781,952
1,000,000	CARLSBAD CA UNIF SCH DIST	8/1/2031	6.13	996,930	1,382,463
1,000,000	COLTON CA JT UNIF SCH DIST	8/1/2035	5.80	999,433	1,238,667
1,105,000	CORONA-NORCO CA UNIF SCH DIST	8/1/2039	6.80	1,103,282	1,468,541
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	744,242	753,568
1,000,000	ENCINITAS CA UNION SCH DIST (Step to 6.75% on 8/1/2022)(d)	8/1/2035	0.00	961,533	1,449,714
1,155,000	ENTERPRISE CA ELEM SCH DIST	8/1/2035	6.20	1,153,774	1,626,218
1,500,000	HARTNELL CA CMNTY CLG DIST (Step to 7.00% on 8/1/2022)(d)	8/1/2034	0.00	1,440,848	1,879,015
3,500,000	HEALDSBURG CA UNIF SCH DIST (Step to 4.60% on 8/1/2022)(d)	8/1/2037	0.00	3,404,108	3,916,878
1,000,000	HELENDALE CA SCH DIST	8/1/2034	6.25	998,348	1,356,147
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,005,810	1,218,095
750,000	MARTINEZ CA UNIF SCH DIST	8/1/2035	6.13	746,978	861,064
2,000,000	OAK PARK CA UNIF SCH DIST	8/1/2038	7.10	1,999,668	2,906,770
1,000,000	REDONDO BEACH CA UNIF SCH DIST	8/1/2034	6.38	996,572	1,249,436
750,000	REEF-SUNSET CA UNIF SCH DIST	8/1/2038	4.85	749,724	861,800
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,006,029	1,102,056
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	1,552,059	1,658,315
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.57%)(e)	6/1/2039	0.68	350,000	345,561
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	501,359
1,500,000	SAN GABRIEL CA UNIF SCH DIST	8/1/2039	5.35	1,494,919	1,542,413
1,000,000	SAN JOSE CA FING AUTH LEASE REVENUE	6/1/2039	5.00	1,011,969	1,066,369
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	500,000	504,621
2,110,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	2,108,690	2,548,832
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,485,482	1,578,587
1,000,000	TRACY CA JT UNIF SCH DIST (Step to 7.30% on 8/1/2027)(d)	8/1/2041	0.00	764,459	1,129,973
				35,740,235	43,784,856	5.98%
Colorado
500,000	BASELINE MET DIST #1 CO SPL REVENUE	12/1/2051	5.00	531,997	532,527
1,000,000	BRIGHTON CROSSING MET DIST #6 CO	12/1/2050	5.00	1,015,531	1,088,621
650,000	BUFFALO HIGHLANDS MET DIST	12/1/2038	5.25	651,366	693,107
830,000	CHAMBERS HIGHPOINT MET DIST #2 CO	12/1/2051	5.00	877,643	868,350
500,000	CLEAR CREEK TRANSIT MET DIST #2 CO	12/1/2050	5.00	520,897	542,863
See accompanying notes to financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Colorado (Cont'd):
650,000	COLORADO EDUCTNL & CULTURAL AUTH REVENUE	10/1/2061	4.00	$ 676,507	682,632
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	995,500	1,003,779
600,000	COLORADO ST HLTH FACS AUTH HOSP REVENUE	5/15/2030	3.50	600,000	602,048
1,250,000	COLORADO ST HLTH FACS AUTH HOSP REVENUE	12/1/2048	5.00	1,301,433	1,452,719
1,000,000	COLORADO ST HLTH FACS AUTH HOSP REVENUE	12/1/2050	4.00	1,049,231	1,138,952
1,000,000	COLORADO ST HLTH FACS AUTH HOSP REVENUE	5/15/2058	5.00	1,018,673	1,040,913
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	990,474	1,063,239
1,000,000	COLORADO ST HSG & FIN AUTH	10/1/2041	2.40	1,006,247	1,003,399
750,000	COPPERLEAF CO MET DIST #4	12/1/2049	5.00	778,431	809,619
750,000	CRYSTAL CO CROSSING MET DIST	12/1/2040	5.25	750,000	809,964
1,500,000	DENVER CO CITY & CNTY MF HSG REVENUE	2/1/2039	2.05	1,500,000	1,500,626
1,000,000	DIATC MET DIST CO(c)	12/1/2049	5.00	1,051,124	1,072,785
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,002,088
1,000,000	GREEN VALLEY RANCH EAST MET DIST #6 CO	12/1/2050	5.88	1,000,000	1,100,676
500,000	HASKINS STATION CO MET DIST	12/1/2039	5.00	516,049	540,010
500,000	HUNTERS OVERLOOK METRO DIST #5 CO	12/1/2049	5.00	523,136	541,498
500,000	JOHNSTOWN VLG MET DIST #2 CO	12/1/2050	5.00	503,503	540,630
655,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2025	5.00	646,140	620,771
500,000	LAMBERTSON FARMS CO MET DIST #1 REVENUE	12/15/2035	5.50	500,000	442,549
2,000,000	LEGATO CMNTY AUTH CO LTD TAX SUPPORTED REVENUE (Step to 5.00% on 12/1/2026)(d)	12/1/2051	0.00	1,613,270	1,686,723
500,000	LEGATO CMNTY AUTH CO LTD TAX SUPPORTED REVENUE	12/1/2051	5.00	527,973	539,175
1,000,000	LITTLETON VLG MET DIST #2 COLO SPL REVENUE	12/1/2045	5.38	996,630	1,021,496
750,000	MIRABELLE MET DIST #2 CO	12/1/2049	5.00	786,863	802,559
583,045	MOUNT CARBON CO MET DIST REVENUE (Step to 0.00% on 6/1/2033)(d)	6/1/2043	7.00	583,045	583,147
200,000	MOUNT CARBON CO MET DIST REVENUE(b)	6/1/2043	8.00	-	44,000
650,000	PEAK MET DIST #1 CO(c)	12/1/2051	5.00	675,912	707,204
650,000	PRONGHORN VLY MET DIST CO	12/1/2051	4.00	650,000	661,572
550,000	RAINDANCE MET DIST #2 CO	12/1/2039	5.00	592,400	593,213
1,400,000	REUNION MET DIST CO SPL REVENUE	12/1/2044	3.63	1,347,129	1,389,208
500,000	RIVERVIEW MET DIST CO	12/1/2051	5.00	535,278	534,185
500,000	ST VRAIN LAKES MET DIST #2	12/1/2037	5.00	500,000	525,951
1,000,000	STC MET DIST #2 CO	12/1/2049	5.00	1,047,654	1,083,670
1,000,000	THOMPSON CROSSING MET DIST #4 CO	12/1/2049	5.00	1,045,296	1,072,518
1,000,000	TRANSPORT MET DIST #3 CO	12/1/2041	5.00	1,022,845	1,115,495
750,000	TRANSPORT MET DIST #3 CO	12/1/2051	5.00	754,464	828,516
1,000,000	TREE FARM MET DIST CO(c)	12/1/2041	4.50	1,000,000	1,013,253
670,000	VAUXMONT MET DIST CO	12/15/2050	3.25	670,000	723,451
1,000,000	WINDLER PUB IMPT AUTH CO LTD TAX SUPPORTED REVENUE	12/1/2041	4.00	1,000,000	998,608
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,070,702	1,133,051
				36,423,343	37,751,360	5.15%
Connecticut
500,000	CONNECTICUT ST HLTH & EDUCTNL FACS AUTH REVENUE(c)	1/1/2027	3.25	500,000	507,589
500,000	CONNECTICUT ST HLTH & EDUCTNL FACS AUTH REVENUE(c)	1/1/2055	5.00	513,059	550,820
180,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.88	180,000	181,207
500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	500,000	516,851
See accompanying notes to financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Connecticut (Cont'd):
2,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2045	3.85	$ 2,037,205	2,054,934
583,408	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	592,401	128,350
650,000	STEEL POINT INFRASTRUCTURE IMPT DIST CT SPL OBLIG REVENUE(c)	4/1/2051	4.00	661,428	680,468
				4,984,093	4,620,219	0.63%
District of Columbia
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	501,359
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,002,733
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,001,705
665,000	DIST OF COLUMBIA REVENUE	7/1/2027	4.13	625,137	703,278
1,250,000	DIST OF COLUMBIA REVENUE	7/1/2042	5.00	1,099,667	1,336,241
3,500,000	DISTRICT OF COLUMBIA HSG FIN AGY	3/1/2042	2.50	3,500,000	3,495,016
1,000,000	DISTRICT OF COLUMBIA HSG FIN AGY	9/1/2043	4.05	1,000,000	1,119,615
				8,724,804	9,159,947	1.25%
Florida
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,036,327	1,075,577
550,000	ARTISAN LAKES EAST CDD FL CAPITAL IMPT REVENUE(c)	5/1/2052	4.00	580,229	580,667
390,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	390,000	416,791
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	989,319	1,085,754
500,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2035	6.25	500,000	565,207
180,000	BLACKBURN CREEK CMNTY DEV DISTFL CAP IMPT REVENUE	5/1/2045	6.25	180,000	201,989
1,370,000	CAPITAL TRUST AGY FL CHRT SCH REVENUE	2/1/2035	5.38	1,370,000	1,437,719
1,025,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(c)	7/1/2051	4.00	1,104,197	1,109,118
485,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE	6/1/2056	4.00	517,894	538,864
1,415,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(c)	6/1/2056	5.00	1,529,238	1,563,058
945,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(c)	7/1/2056	4.00	1,010,401	1,014,469
750,000	CAPITAL TRUST AGY FL REVENUE(b)	4/1/2035	7.00	750,000	412,500
1,750,000	CAPITAL TRUST AGY FL REVENUE(b)(c)(f)	12/1/2035	6.75	1,745,953	560,000
750,000	CAPITAL TRUST AGY FL REVENUE(b)(c)(f)	7/1/2037	6.75	750,000	228,750
500,000	CAPITAL TRUST AGY FL STUDENT HSG REVENUE(c)	12/1/2043	5.25	512,192	575,431
710,000	CELEBRATION POINTE CMNTY DEV DIST #1 FL SPL ASSMNT REVENUE(c)	5/1/2032	5.00	713,281	792,452
500,000	CFM FL CDD REVENUE	5/1/2051	4.00	518,129	523,376
750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REVENUE(b)(c)(f)	5/15/2026	7.25	750,000	510,000
1,750,000	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REVENUE(b)(c)(f)	5/15/2044	8.13	1,913,765	1,190,000
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,005,217	1,070,687
1,000,000	EAST NASSAU STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	1,023,490	1,041,877
800,000	ENTRADA CMNTY DEV DIST FL CAPITAL IMPT REVENUE(c)	5/1/2052	4.00	842,116	844,606
530,000	ESCAMBIA CNTY FL HSG FIN AUTH SF MTGE REVENUE	10/1/2049	3.75	530,000	552,692
615,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	615,000	655,742
1,350,000	FLORIDA DEV FIN CORP SURFACE TRANPRTN FAC REVENUE(c)	1/1/2049	7.38	1,293,011	1,473,575
See accompanying notes to financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
920,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(c)	6/1/2040	5.00	$ 946,208	1,022,021
500,000	FLORIDA ST DEV FIN CORP SENIOR LIVING REVENUE(c)	6/1/2027	2.38	500,000	501,409
2,000,000	FLORIDA ST DEV FIN CORP SENIOR LIVING REVENUE(c)	6/1/2050	5.25	2,036,979	2,327,909
1,350,000	FLORIDA ST DEV FIN CORP SENIOR LIVING REVENUE	6/1/2051	5.00	1,492,905	1,535,509
380,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2035	3.75	380,000	391,136
205,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	205,000	207,760
1,055,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2045	4.20	1,055,000	1,115,663
705,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2049	3.30	705,000	724,307
2,500,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2052	2.30	2,500,000	2,489,505
1,000,000	FRERC CDD FL	11/1/2040	5.38	1,000,000	1,077,979
700,000	GRANDE PINES CDD FL SPL ASSMNT REVENUE	5/1/2041	3.75	699,019	718,849
650,000	HARBOR BAY FL CDD CAPITAL IMPT REVENUE	5/1/2048	4.10	645,822	698,366
700,000	HERITAGE HARBOUR FL N CDD SPL ASSMNT	5/1/2034	5.00	700,000	812,399
1,500,000	HILLSBOROUGH CNTY FL UTILITY REFUNDING REVENUE	8/1/2051	2.50	1,496,250	1,502,592
1,000,000	HOLLYWOOD BEACH FL CMNTY DEV DIST REVENUE	10/1/2045	4.00	1,096,201	1,149,041
710,000	LAKE CNTY FLA RETMNT FAC REVENUE	8/15/2050	5.75	724,361	803,201
600,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	3.88	596,040	609,141
500,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	4.13	498,648	511,059
385,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2041	4.13	383,721	394,426
235,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	234,780	244,795
700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	700,000	733,080
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	1,146,668
1,200,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,200,000	1,308,961
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(c)	5/1/2037	5.00	745,227	832,639
745,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	741,069	834,292
700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2038	5.00	700,000	782,770
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2039	5.30	1,000,000	1,153,752
580,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(c)	5/1/2040	3.63	575,757	607,384
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(c)	5/1/2040	3.75	1,000,000	1,054,858
630,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.00	626,749	666,886
375,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.50	369,764	410,282
1,440,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2050	4.00	1,435,778	1,521,125
1,445,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2052	4.00	1,527,423	1,532,735
1,300,000	LAUREL ROAD CDD FL CAPITAL IMPT REVENUE	5/1/2031	3.13	1,300,000	1,298,920
265,000	LONG LAKE RANCH CMNTY DEV DIST FLA CAP IMPT REVENUE	5/1/2024	5.63	265,000	274,221
500,000	LT RANCH CDD FL CAPITAL IMPT REVENUE	5/1/2040	4.00	505,285	534,435
735,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	742,840	778,600
400,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	3.75	396,413	405,019
500,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	4.00	518,540	527,057
See accompanying notes to financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
500,000	MIAMI BEACH FL HLTH FACS AUTH	11/15/2044	5.00	$ 519,198	556,014
245,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	245,000	268,192
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(b)	5/1/2013	5.00	114,821	1
1,120,000	NORTH RIVER RANCH CDD FL CAPITAL IMPT REVENUE	5/1/2035	4.20	1,120,000	1,166,285
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	556,914
1,400,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2029	5.00	1,403,760	1,504,981
500,000	NTHRN PALM BEACH CNTY FL IMPT DIST	8/1/2037	5.00	507,275	569,969
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2034	5.00	1,020,120	1,099,061
750,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2035	5.00	767,748	851,704
1,000,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2047	5.00	1,046,843	1,087,672
55,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	55,000	55,277
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	523,936
1,200,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2036	5.00	1,270,352	1,350,230
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2041	4.00	1,028,270	1,042,051
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	1,012,020	1,048,890
2,935,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2053	4.00	2,868,451	3,166,737
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2055	5.00	512,249	540,930
700,000	PALM COAST PARK FL CDD SPL ASSMNT REVENUE	5/1/2052	4.00	734,460	734,439
500,000	PARKER ROAD FL CDD CAPITAL IMPT REVENUE	5/1/2050	4.10	498,311	529,258
500,000	PARKVIEW AT LONG LAKE RANCH CDD FL SPL ASSMNET	5/1/2051	4.00	503,521	525,650
1,000,000	PINELLAS CNTY FL HSG FIN AUTH SF HSG REVENUE	3/1/2052	3.00	1,085,661	1,077,072
500,000	PINELLAS CNTY FL INDL DEV AUTH INDL DEV REVENUE	7/1/2039	5.00	544,776	579,732
700,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	694,165	767,686
560,000	RIVER LANDING CDD FL CAP IMPT REVENUE	11/1/2035	4.25	558,240	574,730
1,900,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2055	4.00	2,002,110	2,134,509
880,000	SANDRIDGE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2031	3.88	880,000	896,194
730,000	SANDRIDGE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	720,027	743,067
1,000,000	SAWYERS LANDING CDD FL SPL ASSMNT REVENUE	5/1/2041	4.13	991,392	1,081,578
2,250,000	SAWYERS LANDING CDD FL SPL ASSMNT REVENUE	5/1/2053	4.25	2,196,511	2,418,358
830,000	SEMINOLE CNTY FL INDL DEV AUTH EDUCTNL FACS REVENUE(c)	6/15/2051	4.00	921,341	919,434
150,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	147,436	164,424
600,000	SOUTHERN GROVE CMNTY DEV DIST #5 SPL ASSMNT	5/1/2048	4.00	632,646	633,449
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(b)	11/1/2010	5.50	142,538	85,523
500,000	TOLOMATO FL CDD	5/1/2037	4.25	500,000	552,549
50,000	TOLOMATO FL CDD (Step to 6.61% on 5/1/2022)(d)	5/1/2040	0.00	53,549	49,956
115,000	TOLOMATO FL CDD (Step to 6.61% on 11/1/2024)(d)	5/1/2040	0.00	93,986	91,047
1,480,000	TOLOMATO FL CDD	5/1/2040	3.75	1,426,617	1,641,789
310,000	TOLOMATO FL CDD	5/1/2040	6.61	185,991	185,525
1,000,000	TRADITION CDD #9 FL SPL ASSMNT	5/1/2052	4.00	1,061,552	1,054,114
700,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2038	5.38	700,000	785,502
See accompanying notes to financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
385,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2040	4.00	$ 389,130	405,899
500,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	498,787	577,445
1,500,000	UNIVERSITY PARK RECREATION DIST FL ON-AD VALOREM ASSMNT	5/1/2050	3.50	1,500,000	1,650,696
750,000	VIERA STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2053	4.00	786,921	789,970
4,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	4,000	4,004
75,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	6.60	74,450	75,326
655,000	WIREGRASS FL CDD CAPITAL IMPT REVENUE	5/1/2035	5.38	651,869	709,494
1,000,000	WIREGRASS II CDD FL CAPITAL IMPROVEMENT REVENUE	5/1/2050	3.88	985,588	1,043,005
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	745,705	794,905
350,934	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2013	5.25	351,276	147,392
				93,169,201	95,074,217	12.98%
Georgia
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	504,457	532,194
1,350,000	COBB CNTY GA DEV AUTH(c)	12/1/2039	5.00	1,412,624	1,475,359
2,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	2,500,000	2,540,830
1,175,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	1,175,000	1,177,021
515,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2038	3.85	515,000	539,643
1,365,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2040	3.80	1,365,000	1,416,947
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,000,964	1,015,227
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,937,827	1,978,685
895,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2048	4.00	895,000	932,541
1,750,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2049	3.25	1,750,000	1,853,820
				13,055,872	13,462,267	1.84%
Idaho
130,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2028	8.00	130,000	130,188
570,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2031	3.80	570,000	572,010
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2033	4.00	744,365	752,987
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2050	4.50	1,028,934	1,003,883
1,000,000	SPRING VLY CMNTY INFRASTRUCTURE DIST #1 SPL ASSMNT(c)	9/1/2051	3.75	1,000,000	1,004,740
				3,473,299	3,463,808	0.47%
Illinois
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,189,404	1,256,504
1,495,000	BOLINGBROOK IL SPL SVC AREA SPL TAX	3/1/2030	4.00	1,533,541	1,705,336
1,250,000	BURBANK IL EDUCTNL FACS REVENUE(c)	9/1/2035	6.00	1,257,453	1,363,095
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,017,439	1,119,076
1,000,000	CHICAGO HEIGHTS IL	12/1/2029	4.50	1,034,403	1,115,499
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,000,379	1,046,709
1,000,000	CHICAGO IL PARK DIST	1/1/2028	5.00	1,042,890	1,082,718
750,000	CHICAGO IL PARK DIST	1/1/2042	4.00	769,103	864,529
637,000	CORTLAND IL SPL TAX REVENUE(b)	3/1/2017	5.50	633,881	12,740
500,000	DECATUR IL	3/1/2034	5.00	505,092	545,877
830,000	EVANSTON ILL EDL FAC REVENUE(c)	4/1/2041	4.38	828,369	841,013
1,500,000	ILLINOIS ST	2/1/2030	4.00	1,494,820	1,707,882
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	536,095
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,104,150
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	677,597	718,091
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2036	5.00	500,957	563,042
See accompanying notes to financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Illinois (Cont'd):
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	$ 761,152	840,312
500,000	ILLINOIS ST FIN AUTH REVENUE	5/1/2038	5.25	507,889	530,135
1,450,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	1,412,056	1,521,553
1,500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2045	5.00	1,555,569	1,633,897
1,000,000	ILLINOIS ST HSG DEV AUTH MF REVENUE	7/1/2044	3.15	1,000,000	1,062,559
2,500,000	ILLINOIS ST HSG DEV AUTH MF REVENUE	7/1/2061	3.00	2,500,000	2,549,039
340,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2041	3.88	340,000	349,054
1,500,000	ILLINOIS ST HSG DEV AUTH REVENUE	10/1/2042	2.38	1,500,000	1,503,047
1,000,000	ILLINOIS ST SALES TAX REVENUE	6/15/2033	5.00	1,056,358	1,209,122
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,539,492	1,634,159
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	512,475	578,408
1,000,000	LINCOLNWOOD IL TAX INCREMENT ALLOCATION REVENUE NTS COPS(c)	1/1/2041	4.82	1,000,000	1,004,231
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,008,283	1,098,993
1,080,000	MACOUPIN SANGAMON & MONTGOMERY CNTYS IL CMNTY SCH DIST #34	12/1/2037	4.25	1,092,456	1,148,844
1,000,000	MALTA IL TAX INCR REVENUE(b)	12/30/2025	5.75	1,000,000	350,000
500,000	MET PIER & EXPOSITION AUTH IL REVENUE	6/15/2057	5.00	515,031	581,913
500,000	RICHTON PARK IL PUBLIC LIBRARY DIST	12/15/2032	4.50	509,364	518,254
750,000	ROCKFORD IL	12/15/2030	4.00	750,000	752,008
350,000	S WSTRN IL DEV AUTH(b)	10/1/2022	7.00	350,000	203,000
180,000	UPPER IL RIVER VLY DEV AUTH(c)	12/1/2022	4.00	179,679	182,618
750,000	UPPER IL RIVER VLY DEV AUTH(c)	12/1/2037	5.25	766,360	808,052
465,000	UPPER IL RIVER VLY DEV AUTH(c)	1/1/2045	5.00	489,320	491,452
685,000	WESTMONT IL PARK DIST(g)	12/1/2031	0.00	383,395	425,459
685,000	WESTMONT IL PARK DIST(g)	12/1/2033	0.00	335,172	372,985
				36,048,169	36,931,450	5.04%
Indiana
1,000,000	EAST CHICAGO IN SAN DIST REVENUE	7/15/2035	4.00	993,270	1,062,050
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	989,766	1,109,901
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,001,608	1,007,630
1,500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	4.00	1,731,514	1,736,155
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	512,197	551,435
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	988,472	1,104,596
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,022,794	1,150,238
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,542,993
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	624,281
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	613,747	641,407
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,002,970	1,058,483
				10,956,338	11,589,169	1.58%
Iowa
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2036	5.00	1,587,940	1,689,752
1,000,000	IOWA ST FIN AUTH REVENUE	5/15/2053	4.00	1,112,298	1,078,538
500,000	IOWA ST HGR EDU LOAN AUTH	11/1/2030	5.00	517,069	561,931
				3,217,307	3,330,221	0.45%
Kansas
1,000,000	FRANKLIN CNTY KS UNIF SCH DIST #290	9/1/2039	4.75	1,023,240	1,154,531
935,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	929,828	950,303
				1,953,068	2,104,834	0.29%
Kentucky
310,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	307,350	313,970
				307,350	313,970	0.04%
Louisiana
580,000	LOUISIANA PUB FACS AUTH REVENUE(c)	6/1/2031	4.00	607,720	607,927
1,000,000	LOUISIANA PUB FACS AUTH REVENUE(c)	6/1/2051	5.00	1,065,974	1,061,611
See accompanying notes to financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Louisiana (Cont'd):
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	$ 1,004,039	1,069,030
1,250,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	12/1/2046	2.55	1,250,000	1,266,199
650,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.25	674,708	688,613
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,008,525	1,104,410
700,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(c)	11/1/2037	5.65	700,000	833,666
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(c)	7/1/2039	5.00	1,054,923	1,061,521
600,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(c)	11/1/2039	5.50	600,000	684,512
900,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(c)	11/1/2044	4.00	900,000	972,763
750,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(c)	11/1/2044	4.40	750,000	824,544
1,250,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVENUE(c)	11/1/2046	4.00	1,250,000	1,360,408
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	519,806	567,960
370,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.70%)(e)	2/15/2036	0.81	370,000	368,830
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	754,936	806,422
				12,510,631	13,278,416	1.81%
Maine
925,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2040	3.85	925,000	959,200
				925,000	959,200	0.13%
Maryland
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	501,250
1,000,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2044	2.55	1,000,000	1,006,153
1,250,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2056	2.95	1,250,000	1,268,717
1,250,000	MARYLAND ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	7/1/2048	4.00	1,222,775	1,437,734
2,500,000	MONTGOMERY CNTY MD HSG OPPNTYS COMMN MFH & RECONSTR DEV REVENUE	1/1/2051	2.85	2,500,000	2,528,379
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	504,025
555,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVENUE	7/1/2038	4.00	555,000	562,640
				7,527,775	7,808,898	1.07%
Massachusetts
4,000,000	MASSACHUSETTS ST DEV FIN AGY MF REVENUE	1/1/2042	2.30	4,000,000	3,984,207
700,000	MASSACHUSETTS ST DEV FIN AGY REVENUE(c)	10/1/2047	5.00	738,092	755,647
1,500,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	6/1/2049	4.00	1,514,379	1,717,200
725,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2034	3.63	731,535	756,937
1,000,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2037	2.00	1,000,000	999,486
1,500,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2048	3.75	1,446,136	1,569,545
See accompanying notes to financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Massachusetts (Cont'd):
1,700,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2051	3.00	$ 1,709,787	1,713,812
265,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	265,000	276,624
270,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	270,000	282,022
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,042,107
2,545,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	2,545,000	2,568,589
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2046	2.80	2,000,000	2,053,573
500,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2063	2.80	500,000	506,009
500,000	ROWLEY MA	5/1/2027	4.00	500,000	501,480
				18,219,929	18,727,238	2.56%
Michigan
95,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	92,383	95,199
500,000	KALAMAZOO MI ECON DEV CORP	5/15/2043	5.00	528,953	564,380
775,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2031	3.00	769,073	770,382
650,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2039	4.25	653,359	660,166
750,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2035	5.25	746,310	809,115
500,000	MICHIGAN ST FIN AUTH REVENUE	11/15/2042	5.00	508,308	518,739
1,850,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2035	4.10	1,850,000	1,970,338
600,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2042	3.75	600,000	647,856
1,650,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2043	4.00	1,650,000	1,809,055
1,000,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2049	3.35	1,057,571	1,059,068
2,250,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2054	3.50	2,319,192	2,400,335
1,750,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2056	2.70	1,750,000	1,765,003
300,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2036	3.70	300,000	306,670
305,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2049	4.00	305,847	322,925
905,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2050	3.15	905,000	943,416
5,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2051	2.75	4,876,457	5,136,510
6,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2052	2.50	6,500,000	6,378,008
375,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	375,000	375,833
750,000	TAYLOR MI BROWNFIELD REDEV AUTH	5/1/2032	5.00	764,856	824,927
750,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2040	4.00	835,371	831,773
				27,387,680	28,189,698	3.85%
Minnesota
950,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	930,080	734,554
1,000,000	APPLE VY MN SENIOR HSG REVENUE	9/1/2058	5.00	980,000	1,042,302
5,000,000	MINNESOTA ST HSG FIN AGY(h)	1/1/2041	0.10	5,000,000	5,000,000
2,210,000	MINNESOTA ST OFFICE OF HGR EDU REVENUE	11/1/2038	2.65	2,098,182	2,258,755
				9,008,262	9,035,611	1.23%
Mississippi
500,000	MISSISSIPPI DEV BK SPL OBLIG(c)	11/1/2036	3.63	500,000	496,861
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG(c)	11/1/2039	4.55	1,000,000	1,117,879
				1,500,000	1,614,740	0.22%
Missouri
480,000	JOPLIN MO INDL DEV AUTH SALES TAX REVENUE	11/1/2040	3.50	475,343	483,760
306,825	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE	11/15/2046	2.00	398,563	15,292
See accompanying notes to financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Missouri (Cont'd):
687,493	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE	11/15/2046	5.00	$ 900,789	679,750
1,000,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2037	5.25	1,013,956	1,118,032
1,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2042	5.00	911,273	1,105,169
2,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2048	4.00	2,067,259	2,233,260
605,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2048	3.80	605,000	651,360
380,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2049	3.35	380,000	403,934
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	752,179	764,921
				7,504,362	7,455,478	1.02%
Montana
720,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	720,000	725,865
380,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	380,000	396,316
600,000	MONTANA ST BRD OF HSG	6/1/2045	4.00	600,000	644,626
620,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2037	3.95	620,000	674,265
295,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2038	4.00	295,463	304,339
				2,615,463	2,745,411	0.38%
Nebraska
160,000	MEAD NE TAX INCR REVENUE(b)	7/1/2012	5.13	160,000	6,640
165,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2042	3.05	165,000	168,895
				325,000	175,535	0.02%
Nevada
560,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	560,000	568,879
1,250,000	NEVADA ST HSG DIV SF MTGE REVENUE	4/1/2046	2.60	1,250,000	1,258,864
455,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2049	3.35	455,000	467,308
1,480,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2051	2.45	1,480,000	1,487,000
505,000	NORTH LAS VEGAS NV LOCAL IMPT(c)	12/1/2037	5.00	505,765	574,130
				4,250,765	4,356,181	0.60%
New Hampshire
1,350,000	NATIONAL FIN AUTH NH SENIOR LIVING REVENUE	1/1/2041	4.00	1,462,759	1,471,291
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2051	2.60	1,000,000	1,004,350
1,500,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2052	4.00	1,500,000	1,619,639
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2061	2.85	1,000,000	1,011,471
				4,962,759	5,106,751	0.70%
New Jersey
750,000	NEW JERSEY ST ECON DEV AUTH	6/15/2037	5.00	773,047	916,261
500,000	NEW JERSEY ST ECON DEV AUTH	6/15/2042	5.00	528,419	595,146
750,000	NEW JERSEY ST ECON DEV AUTH REVENUE	7/15/2047	5.00	785,756	857,006
2,500,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2039	3.50	2,493,384	2,652,016
1,000,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2050	4.25	988,498	1,051,356
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,026,696
2,935,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	3.75	2,935,000	3,157,360
1,250,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2046	2.30	1,250,000	1,224,720
875,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	4/1/2049	4.00	876,913	946,938
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	12/15/2039	4.00	523,949	576,891
See accompanying notes to financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
New Jersey (Cont'd):
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	$ 505,176	570,639
700,000	TOBACCO SETTLEMENT FING CORP NJ	6/1/2046	5.00	703,781	815,176
				13,363,923	14,390,205	1.96%
New Mexico
470,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	470,000	471,194
595,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	595,000	596,722
1,250,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2043	3.85	1,250,000	1,311,393
640,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2046	3.80	640,000	665,913
585,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	3.90	585,000	630,433
765,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	4.00	766,188	829,246
875,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	3.35	875,000	922,693
780,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	4.00	780,000	827,885
1,530,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2050	3.00	1,570,380	1,592,873
1,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2051	2.35	1,000,000	1,002,337
2,000,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2051	2.63	2,000,000	2,021,710
				10,531,568	10,872,399	1.48%
New York
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	751,528	798,581
500,000	MET TRANSPRTN AUTH NY REVENUE	11/15/2027	5.00	519,016	519,450
705,000	MONROE CNTY NY INDL DEV CORP REVENUE	1/1/2030	4.00	638,551	773,193
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2037	3.80	1,000,000	1,005,490
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2039	4.30	1,000,000	1,033,703
600,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2042	3.85	601,109	647,403
3,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	5/1/2045	3.90	2,838,750	3,111,855
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	1,054,376
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2049	3.95	1,000,000	1,087,319
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2055	3.00	1,000,000	1,030,276
2,500,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2056	2.60	2,500,000	2,477,552
2,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2060	2.80	2,000,000	2,017,990
2,000,000	NEW YORK CITY NY MUNI WTR FIN AUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,042,978	2,129,680
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2041	4.10	1,000,000	1,081,110
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2042	4.00	1,000,000	1,075,608
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2048	3.95	1,000,000	1,087,311
2,000,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2046	2.60	2,000,000	2,031,784
5,000,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2056	2.75	5,000,000	5,014,898
1,250,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2056	2.88	1,250,000	1,260,234
600,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2056	2.95	600,000	609,828
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,564,448
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	521,679
4,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	4,000,000	4,024,938
1,250,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	4/1/2036	2.20	1,250,000	1,257,900
905,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2036	3.90	905,000	945,813
210,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	210,000	210,793
1,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2046	2.50	995,109	991,049
1,215,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	3.80	1,215,000	1,278,027
1,945,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2049	2.95	1,945,000	1,991,494
See accompanying notes to financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
New York (Cont'd):
1,500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	4/1/2050	2.55	$ 1,500,000	1,485,788
1,250,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	10/1/2030	4.00	1,245,404	1,459,606
650,000	WESTCHESTER CNTY NY LOCAL DEV CORP REVENUE	7/1/2029	3.60	650,000	655,914
550,000	WESTCHESTER CNTY NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	554,958	569,542
650,000	WESTCHESTER CNTY NY LOCAL DEV CORP REVENUE(c)	7/1/2046	5.00	682,795	698,180
500,000	WESTERN REGL OFF-TRACK BETTING CORP REVENUE(c)	12/1/2041	4.13	494,282	507,194
				46,389,480	48,010,006	6.55%
North Carolina
1,750,000	MECKLENBURG CNTY NC MF HSG REVENUE	1/1/2036	5.38	1,750,000	1,755,458
340,000	NORTH CAROLINA ST EDU ASSISTANCE AUTH	6/1/2039	3.13	336,606	345,246
730,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2041	3.95	736,591	773,848
695,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2048	4.00	695,000	737,667
2,000,000	NORTH CAROLINA ST HSG FIN AGY HOMEOWNERSHIP REVENUE	7/1/2044	2.40	2,000,000	1,989,506
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	11/1/2037	5.00	1,068,425	1,154,966
600,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	10/1/2038	5.00	596,604	664,372
				7,183,226	7,421,063	1.01%
North Dakota
1,040,000	NORTH DAKOTA ST HSG FIN AGY	1/1/2044	3.05	1,040,000	1,083,890
1,500,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2044	2.35	1,500,000	1,494,684
1,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2044	2.50	1,000,000	1,015,958
				3,540,000	3,594,532	0.49%
Ohio
750,000	BUTLER CNTY OH PORT AUTH PUBLIC INFRASTRUCTURE REVENUE	12/1/2041	5.00	750,000	751,910
500,000	CLEVELAND-CUYAHOGA CNTY OH PORT AUTH TAX INCREMENT FING REVENUE(c)	12/1/2055	4.00	508,699	525,599
500,000	CLEVELAND-CUYAHOGA CNTY OH PORT AUTH TAX INCREMENT FING REVENUE(c)	12/1/2055	4.50	500,000	531,424
965,000	COLUMBUS-FRANKLIN CNTY OH FIN AUTH DEV REVENUE	5/15/2045	3.00	985,713	1,001,562
1,500,000	COLUMBUS-FRANKLIN CNTY OH FIN AUTH DEV REVENUE	5/15/2049	4.00	1,583,239	1,680,914
2,000,000	FRANKLIN CNTY OH HLTH CARE FACS REVENUE	7/1/2045	4.00	2,043,175	2,230,701
750,000	LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE(b)(c)(f)	12/1/2037	6.50	750,000	262,500
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,536,698	1,643,637
2,000,000	OHIO ST HGR EDUCTNL FAC COMMISSION	11/1/2049	4.00	2,034,989	2,085,181
590,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	534,745	617,424
645,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.00	645,000	678,391
775,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	3/1/2049	4.00	775,000	799,396
630,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2049	3.35	630,000	666,790
3,980,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.45	4,009,348	3,922,394
2,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.75	2,000,000	2,034,062
1,000,000	REVERE OH LOCAL SCH DIST	12/1/2043	4.00	1,010,305	1,011,845
See accompanying notes to financial statements.	89	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Ohio (Cont'd):
650,000	TOLEDO-LUCAS CNTY OH PORT AUTH PARKING SYS REVENUE	1/1/2046	4.00	$ 705,886	721,162
				21,002,797	21,164,892	2.89%
Oklahoma
2,000,000	OKLAHOMA ST DEV FIN AUTH	8/1/2049	5.00	2,192,624	2,331,722
				2,192,624	2,331,722	0.32%
Oregon
1,000,000	CLACKAMAS CNTY OR HOSP FAC AUTH REVENUE	11/15/2047	5.00	970,850	1,092,941
500,000	CLACKAMAS CNTY OR HOSP FAC AUTH REVENUE	11/15/2055	5.38	501,844	550,367
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,010,819	1,054,972
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	504,445	514,205
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,069,827
600,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	600,000	606,671
910,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2048	3.75	910,000	959,307
2,000,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2024	4.00	2,000,000	2,000,000
1,240,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2035	5.13	1,252,986	1,286,674
1,000,000	POLK CNTY OR HOSP FAC AUTH REVENUE	7/1/2055	5.13	965,099	1,037,989
650,000	YAMHILL CNTY OR HOSP AUTH	11/15/2056	5.00	740,344	749,942
				11,456,387	11,922,895	1.63%
Pennsylvania
375,000	BUTLER CNTY PA GEN AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.70%)(e)	10/1/2034	0.84	375,000	368,899
650,000	CMWLTH FING AUTH PA TOBACCO MASTER SETTLEMENT PAYMENT REVENUE	6/1/2039	4.00	647,155	742,314
200,000	DAUPHIN CNTY PA GEN AUTH UNIV REVENUE(c)	10/15/2022	4.00	199,918	203,658
500,000	MONTGOMERY CNTY PA INDL DEV AUTH	11/15/2033	5.00	518,558	587,431
1,250,000	MONTGOMERY CNTY PA INDL DEV AUTH	11/15/2036	5.00	1,260,736	1,462,139
965,000	PENNSYLVANIA HGR EDU ASSISTANCE AGY LOAN REVENUE	6/1/2042	2.63	966,804	972,755
1,700,000	PENNSYLVANIA HGR EDU ASSISTANCE AGY LOAN REVENUE	6/1/2047	3.00	1,700,000	1,706,295
1,000,000	PENNSYLVANIA ST ECON DEV FING AUTH UPMC REVENUE	4/15/2045	4.00	1,033,497	1,160,789
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (Floating, ICE LIBOR USD 3M + 0.65%)(e)	7/1/2039	0.79	500,000	461,699
1,685,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.65	1,685,000	1,738,797
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2046	3.00	1,040,312	1,033,405
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2049	3.40	1,000,000	1,055,776
2,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2051	2.55	2,000,000	1,996,021
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2037	4.60	1,496,580	1,724,950
1,000,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2042	3.00	1,046,691	1,062,807
200,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	6/15/2023	6.13	200,000	209,529
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	740,782	837,638
				16,411,033	17,324,902	2.37%
See accompanying notes to financial statements.	90	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Puerto Rico
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	$ 1,500,000	1,510,602
				1,500,000	1,510,602	0.21%
Rhode Island
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	761,115
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP REVENUE	4/1/2045	2.80	1,021,005	1,013,032
1,205,000	RHODE ISLAND ST STUDENT LOAN AUTH STUDENT LOAN REVENUE	12/1/2037	3.63	1,194,196	1,255,429
				2,965,201	3,029,576	0.41%
South Carolina
650,000	BERKELEY CNTY SC ASSMNT REVENUE	11/1/2040	4.25	647,478	725,943
750,000	SOUTH CAROLINA JOBS-ECON DEV AUTH(c)	7/1/2025	8.75	750,000	775,158
60,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	59,620	60,008
1,215,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2045	3.05	1,215,000	1,274,591
665,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH ECON DEV REVENUE	4/1/2054	4.00	687,782	718,895
1,250,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH HOSP FACS REVENUE	12/1/2044	4.00	1,293,331	1,447,779
1,000,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH SOL WST DISP REVENUE(c)	6/1/2031	6.00	1,000,000	1,027,984
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,021,631	1,104,311
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,421,469	1,544,280
				8,096,311	8,678,949	1.19%
Tennessee
1,000,000	FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE(b)(c)(f)	6/1/2027	6.50	1,000,000	270,000
600,000	NASHVILLE MET DEV & HSG AGY TN TAX INCR REVENUE(c)	6/1/2036	5.13	600,000	683,944
1,350,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD RETMNT FACS REVENUE	10/1/2039	5.50	1,342,338	1,458,282
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE	1/1/2019	5.35	134,966	375
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(b)	1/1/2029	5.55	556,863	1,562
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE	1/1/2029	6.00	-	1
505,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2031	3.60	506,277	514,447
650,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.85	650,000	691,332
630,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2042	3.90	630,000	677,038
1,545,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2044	4.00	1,553,733	1,611,543
1,500,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2046	2.38	1,500,000	1,498,920
1,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2046	2.55	1,000,000	1,008,114
765,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	3.95	765,000	797,219
1,405,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	1/1/2049	4.05	1,405,000	1,503,780
2,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2051	2.50	2,000,000	2,001,596
330,000	TENNESSEE ST HSG DEV AGY	1/1/2035	3.85	330,000	340,288
				13,974,177	13,058,441	1.78%
Texas
1,900,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2051	2.38	1,835,233	1,814,856
650,000	ARLINGTON TX SPL TAX REVENUE	2/15/2041	5.00	678,568	716,804
775,000	BEXAR CNTY TX HSG FIN CORP(i)	2/1/2035	3.75	775,000	791,588
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,013,024	2,059,484
See accompanying notes to financial statements.	91	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Texas (Cont'd):
1,000,000	BRAZOS TX HGR EDU AUTH STUDENT LOAN PROGRAM REVENUE	4/1/2040	3.00	$ 1,003,621	968,883
1,000,000	CENTRL TX REGL MOBILITY AUTH REVENUE	1/1/2045	4.00	1,087,423	1,138,116
625,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	12/1/2035	5.00	642,296	696,195
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,002,763	1,084,765
1,350,000	DANBURY TX HGR EDU AUTH INC EDU REVENUE	8/15/2049	5.13	1,367,291	1,371,123
1,000,000	EAST DOWNTOWN TX REDEV AUTH	9/1/2040	3.00	1,048,802	1,060,583
420,000	EDINBURG TX ECON DEV CORP SALES TAX REVENUE	8/15/2031	3.00	420,000	419,643
700,000	EDINBURG TX ECON DEV CORP SALES TAX REVENUE	8/15/2046	3.38	690,177	689,035
1,500,000	EL PASO CNTY TX HOSP DIST	8/15/2043	5.00	1,547,153	1,601,487
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,019,815	1,108,991
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE (Step to 5.50% on 10/1/2023)(d)	10/1/2035	0.00	1,362,259	1,756,967
2,000,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE	10/1/2050	3.00	2,149,887	2,126,570
800,000	HALE CENTER TX EDU FACS CORP REVENUE	3/1/2035	5.00	802,134	801,942
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,008,316	1,092,547
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	1,504,820	1,551,508
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	747,145	763,672
1,000,000	MEADOWHILL TX REGL MUNI UTILITY DIST	10/1/2034	4.00	1,019,278	1,024,184
273,000	N CENTRL TEXAS ST HLTH FAC DEV CORP	2/15/2025	5.38	273,000	191,100
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	998,754	1,170,908
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2034	5.00	1,005,095	1,092,205
750,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	756,576	787,682
500,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2049	5.25	507,086	544,139
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	11/1/2049	4.00	1,124,351	1,122,525
1,100,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2055	5.00	1,143,956	1,144,721
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	11/15/2061	2.00	1,000,000	673,629
670,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX EDU REVENUE(c)	8/15/2049	5.00	686,519	709,665
650,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX LEASE REVENUE	6/1/2032	4.00	659,036	658,909
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX RETMNT CMNTY REVENUE(c)	12/1/2025	10.00	1,000,000	1,105,731
645,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX SENIOR LIVING REVENUE	7/1/2025	4.00	634,657	607,995
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REVENUE	4/1/2046	5.00	1,118,193	1,198,077
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,863	892,342
550,000	SAN ANTONIO TX EDU FACS CORP REVENUE	10/1/2041	5.00	581,260	597,683
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,018,017	1,049,605
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,017,879	1,064,312
220,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENUE	11/15/2024	5.63	220,000	220,424
485,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2050	4.00	494,677	501,713
See accompanying notes to financial statements.	92	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Texas (Cont'd):
2,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2044	3.63	$ 2,037,370	2,152,388
845,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2048	4.25	856,884	907,205
1,500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2051	2.35	1,503,340	1,456,277
500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	7/1/2051	2.50	504,787	506,549
1,000,000	TEXAS ST MUNI PWR AGY REVENUE	9/1/2046	3.00	1,035,683	1,052,052
				44,648,988	46,046,779	6.29%
Utah
1,000,000	BLACK DESERT PUB INFRASTRUCTURE DIST(c)	3/1/2051	4.00	1,010,116	1,021,182
850,000	MILITARY INSTALLATION DEV AUTH UT TAX ALLOCATION REVENUE	6/1/2041	4.00	875,803	856,661
2,000,000	MILITARY INSTALLATION DEV AUTH UT TAX ALLOCATION REVENUE	6/1/2052	4.00	2,033,667	1,961,299
500,000	RED BRIDGE PUBLIC INFRASTRUCTURE DIST #1 UT(c)	2/1/2041	4.13	500,000	519,106
500,000	ROAM PUBLIC INFRASTRUCTURE DIST #1(c)	3/1/2051	4.25	500,000	501,204
900,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(c)	12/15/2031	3.50	896,246	896,243
50,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	50,000	50,110
1,500,000	WEST VLY CITY UT MUNI BLDG AUTH LEASE REVENUE	2/1/2039	5.00	1,603,878	1,759,227
				7,469,710	7,565,032	1.03%
Vermont
1,000,000	VERMONT ST ECON DEV AUTH MTGE REVENUE	5/1/2045	4.00	1,070,886	1,074,044
45,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	44,852	46,313
1,000,000	VERMONT ST HSG FIN AGY MULTI FAMILY	8/15/2041	2.50	1,000,000	1,004,325
660,000	VERMONT ST STUDENT ASSISTANCE CORP EDU LOAN REVENUE	6/15/2036	3.38	654,399	674,964
				2,770,137	2,799,646	0.38%
Virginia
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	501,420
650,000	JAMES CITY CNTY VA ECON DEV AUTH RSDL CARE FAC REVENUE	6/1/2047	4.00	696,573	700,482
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(g)	9/1/2041	0.00	169,602	28,401
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	373,459	166,378
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,025,236
1,000,000	VIRGINIA ST HSG DEV AUTH	9/1/2050	2.50	1,000,000	994,410
				3,739,634	3,416,327	0.47%
Washington
700,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE(c)	1/1/2038	5.25	687,340	826,844
400,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	400,000	404,752
1,500,000	KING CNTY WA HSG AUTH	11/1/2039	3.00	1,469,470	1,608,706
1,000,000	KING CNTY WA HSG AUTH	8/1/2040	3.00	1,036,047	1,052,845
1,300,000	KING CNTY WA HSG AUTH	12/1/2041	2.25	1,249,249	1,263,926
1,000,000	KING CNTY WA HSG AUTH WORKFORCE HSG PRESERVATION POOLED REVENUE	10/1/2041	2.38	989,854	991,939
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,034,436	1,082,159
1,000,000	SEATTLE WA HSG AUTH	6/1/2052	3.00	1,022,413	1,027,011
500,000	SEATTLE WA HSG AUTH	6/1/2054	2.50	485,869	495,650
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	773,703	841,492
500,000	SNOHOMISH CNTY WA HSG AUTH	4/1/2044	4.00	506,912	552,859
1,000,000	VANCOUVER WA HSG AUTH	8/1/2034	3.75	985,186	1,091,996
1,500,000	VANCOUVER WA HSG AUTH	6/1/2038	3.00	1,496,124	1,595,343
See accompanying notes to financial statements.	93	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Washington (Cont'd):
1,500,000	VANCOUVER WA HSG AUTH	12/1/2051	3.30	$ 1,500,000	1,597,865
430,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(c)	7/1/2025	6.00	431,330	476,072
1,000,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(c)	1/1/2031	5.00	1,001,064	1,102,142
750,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(c)	7/1/2031	5.00	781,071	803,250
675,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(c)	1/1/2035	5.75	675,000	724,331
600,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(c)	7/1/2036	5.00	622,466	652,969
500,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(c)	1/1/2038	5.00	531,241	570,878
1,000,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(c)	1/1/2044	5.00	1,072,755	1,121,904
				18,751,530	19,884,933	2.72%
West Virginia
1,500,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2032	3.75	1,500,000	1,576,989
2,000,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2051	2.50	2,000,000	2,016,561
				3,500,000	3,593,550	0.49%
Wisconsin
16,520	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2046	0.00	1,572	557
18,299	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2047	0.00	1,681	592
17,930	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2048	0.00	1,601	570
17,786	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2049	0.00	1,542	553
17,496	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2050	0.00	1,475	522
18,980	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2051	0.00	1,558	555
446,246	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(c)(f)(j)	7/1/2051	3.75	443,916	291,361
19,357	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2052	0.00	1,543	544
19,095	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2053	0.00	1,482	526
18,909	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2054	0.00	1,430	507
18,634	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2055	0.00	1,374	488
18,360	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2056	0.00	1,320	473
100,837	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(c)(f)	7/1/2056	5.50	100,665	75,870
18,454	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2057	0.00	2,081	462
18,165	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2058	0.00	1,233	445
17,992	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2059	0.00	1,194	432
17,834	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2060	0.00	1,157	415
17,573	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2061	0.00	1,114	397
17,400	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2062	0.00	1,080	383
17,125	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2063	0.00	1,040	370
16,967	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2064	0.00	1,009	360
See accompanying notes to financial statements.	94	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Wisconsin (Cont'd):
16,823	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2065	0.00	$ 981	345
16,731	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2066	0.00	954	327
215,987	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(c)(f)(g)	1/1/2067	0.00	11,352	3,930
520,000	PUBLIC FIN AUTH WI EDU REVENUE(c)	6/15/2049	5.00	525,144	569,111
500,000	PUBLIC FIN AUTH WI HLTHCARE FACS REVENUE	7/1/2046	4.00	545,327	578,851
305,000	PUBLIC FIN AUTH WI REVENUE	4/1/2025	5.00	305,903	325,887
1,250,000	PUBLIC FIN AUTH WI REVENUE	6/1/2028	3.00	1,250,000	1,264,553
1,250,000	PUBLIC FIN AUTH WI REVENUE(c)	11/1/2028	6.25	1,250,000	1,272,366
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	606,474
1,000,000	PUBLIC FIN AUTH WI REVENUE(c)	1/1/2033	6.13	990,074	825,907
13,694	PUBLIC FIN AUTH WI REVENUE(b)(c)(f)	12/1/2048	5.50	13,694	6,847
1,500,000	PUBLIC FIN AUTH WI REVENUE(c)	11/15/2053	4.75	1,548,831	1,588,110
695,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE(c)	11/15/2024	5.00	694,068	731,828
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/1/2032	5.00	532,137	533,433
700,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2037	5.00	728,808	767,605
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2040	5.00	506,991	539,188
1,840,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	1,864,291	1,979,460
1,400,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	9/15/2045	5.00	1,418,423	1,509,726
650,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	11/1/2046	5.00	672,540	723,293
1,500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2048	5.13	1,473,205	1,552,736
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2051	4.00	1,028,614	1,043,464
500,000	WISCONSIN ST HSG & ECON DEV AUTH HSG REVENUE	11/1/2035	3.88	500,000	531,435
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH HSG REVENUE	11/1/2040	4.00	1,000,000	1,062,783
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH HSG REVENUE	11/1/2042	3.90	1,002,975	1,080,780
1,000,000	WISCONSIN ST HSG & ECON DEV AUTH HSG REVENUE	11/1/2051	2.85	1,000,000	1,003,280
1,500,000	WISCONSIN ST HSG & ECON DEV AUTH HSG REVENUE	5/1/2055	4.15	1,500,000	1,623,902
2,500,000	WISCONSIN ST HSG & ECON DEV AUTH HSG REVENUE	11/1/2056	2.70	2,500,000	2,520,520
				24,035,379	24,622,523	3.36%
Wyoming
1,615,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	1,615,000	1,630,834
				1,615,000	1,630,834	0.22%
	Sub-total Municipal Bonds:			628,852,836	653,772,091	89.25%
Short-Term Investments:
28,762,724	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 0.01%(k)			28,762,724	28,762,724
	Sub-total Short-Term Investments:			28,762,724	28,762,724	3.93%
	Grand total			$ 695,656,357	725,762,522	99.08%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.
(d)	For step bonds, the coupon rate disclosed is the current rate in effect.
(e)	Variable rate security. Rate as of December 31, 2021 is disclosed.
See accompanying notes to financial statements.	95	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
(f)	Restricted security that has been deemed illiquid. At December 31, 2021, the value of these restricted illiquid securities amounted to $3,409,081 or 0.47% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	AQUISITION DATE	ACQUISITION COST
CAPITAL TRUST AGY FL REVENUE, 6.75%, 12/1/35	12/2/15-1/21/16	$1,748,875
CAPITAL TRUST AGY FL REVENUE, 6.75%, 7/1/37	6/28/17	750,000
COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REVENUE, 7.25%, 5/15/26	12/16/13	750,000
COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REVENUE, 8.13%, 5/15/44	6/27/17-4/12/18	1,961,290
FRANKLIN TN HLTH & EDUCTNL FACS BRD REVENUE, 6.50%, 6/1/27	5/24/17	1,000,000
LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE, 6.50%, 12/1/37	10/27/17	750,000
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 5.50%, 1/1/46 - 1/1/67	3/26/18-8/26/20	49 - 443,916
PUBLIC FIN AUTH WI REVENUE, 5.50%, 12/1/48	3/26/19	13,694

(g)	Zero coupon bond.
(h)	Rate is determined by a remarketing agent which, in its judgment, on the basis of prevailing financial markets, will be the lowest interest rate necessary to enable the remarketing agent to sell the bonds at a price equal to 100% of the principal amount.
(i)	Security has converted to a fixed rate as of February 1, 2015, and will be going forward.
(j)	These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand.
(k)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2020, the value of the Clearwater Tax-Exempt Bond Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $14,385,751 with net purchases of $14,376,973 during the year ended December 31, 2021.
Diversification of investments representing geographic diversification, as a percentage of total investments at fair value (excluding closed-end funds), is as follows:
Geographical Diversification	Percent
Florida	13.93%
Illinois	9.62
New York	7.03
Texas	6.75
California	6.41
Colorado	5.53
Michigan	4.13
Wisconsin	3.61
Ohio	3.10
Washington	2.91
Other	36.98
100.00%
See accompanying notes to financial statements.	96	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
At December 31, 2021, the Fund had open futures contracts as follows:
Type	Number of Contracts	Notional Amount (000s)	Contract Position	Contract Exp.	Value and Unrealized Appreciation (Depreciation) (000s)
10-Year U.S. Treasury Note	319	$(41,620)	Short	3/22	$(485)
U.S. Treasury Long Bond	99	(15,883)	Short	3/22	(223)
2-Year U.S. Treasury Note	348	(75,924)	Short	4/22	33
5-Year U.S. Treasury Note	282	(34,115)	Short	4/22	(166)
					$(841)
See accompanying notes to financial statements.	97	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2021
Clearwater Tax-Exempt Bond Fund Portfolio Diversification
(as a percentage of net assets)
See accompanying notes to financial statements.	98	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
275,180	ADAIRS LTD.	$ 331,893	802,831
68,309	AGL ENERGY LTD.	300,168	305,147
102,780	ALLIANCE AVIATION SERVICES LTD.(b)	167,434	306,588
89,441	APA GROUP	554,557	654,632
8,662	ARISTOCRAT LEISURE LTD.	215,198	274,580
3,594	ASX LTD.	116,818	242,916
11,589	ATLASSIAN CORP. PLC, CLASS A(b)	4,386,341	4,418,770
20,807	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	209,151	416,450
195,700	AVENTUS GROUP	351,688	512,574
250,708	BEACH ENERGY LTD.	466,720	229,827
179,910	BGP HOLDINGS PLC(b)(c)	-	-
34,185	BHP GROUP LTD.(d)	843,438	1,032,159
37,600	BLUESCOPE STEEL LTD.	301,071	571,738
28,885	BRAMBLES LTD.	150,170	223,392
49,542	CEDAR WOODS PROPERTIES LTD.	234,956	195,720
2,087	COCHLEAR LTD.	206,534	328,156
27,284	COLES GROUP LTD.	255,514	356,118
16,774	COMMONWEALTH BANK OF AUSTRALIA	631,635	1,232,596
11,525	COMPUTERSHARE LTD.	147,680	167,700
23,449	CROWN RESORTS LTD.(b)	150,432	204,041
41,289	CSL LTD.	2,745,761	8,733,175
14,184	DEXUS	62,970	114,754
21,495	ENDEAVOUR GROUP LTD.	106,011	105,405
29,035	EVOLUTION MINING LTD.	81,521	85,765
97,180	FORTESCUE METALS GROUP LTD.	212,026	1,358,211
23,925	GOODMAN GROUP	106,665	461,276
35,107	GPT GROUP (THE)	96,585	138,438
3,131	IDP EDUCATION LTD.	78,571	78,931
193,100	INGHAMS GROUP LTD.	550,899	491,715
26,295	INSURANCE AUSTRALIA GROUP LTD.	61,991	81,498
11,146	LENDLEASE CORP. LTD.	75,225	86,688
7,819	MACQUARIE GROUP LTD.	175,414	1,168,462
55,174	MEDIBANK PVT LTD.	132,315	134,475
25,670	MINERAL RESOURCES LTD.	246,214	1,045,868
573,700	MOUNT GIBSON IRON LTD.	260,031	177,393
65,974	NATIONAL AUSTRALIA BANK LTD.	978,710	1,384,302
16,117	NEWCREST MINING LTD.	209,242	287,051
21,876	NORTHERN STAR RESOURCES LTD.	139,109	149,768
8,784	ORICA LTD.	76,517	87,490
38,563	ORIGIN ENERGY LTD.	127,461	147,016
128,100	PACT GROUP HOLDINGS LTD.	339,625	235,794
137,598	PEXA GROUP LTD.(b)(d)	1,790,772	1,992,178
256,036	QANTAS AIRWAYS LTD.(b)	746,678	933,258
41,996	QBE INSURANCE GROUP LTD.	361,235	346,790
3,308	RAMSAY HEALTH CARE LTD.	85,585	172,082
657	REA GROUP LTD.	75,184	80,132
4,544	REECE LTD.	77,109	89,361
169,500	REGIS RESOURCES LTD.	501,445	240,473
18,171	RIO TINTO LTD.	570,958	1,323,485
270,900	RURAL FUNDS GROUP	404,461	624,786
166,442	SANTOS LTD.	487,262	764,109
186,510	SCENTRE GROUP	296,462	428,797
22,739	SEEK LTD.	233,310	542,304
102,600	SMARTGROUP CORP. LTD.	452,529	578,511
39,820	SONIC HEALTHCARE LTD.	470,951	1,350,920
57,859	SOUTH32 LTD.	37,235	168,802
33,184	STOCKLAND	95,300	102,366
75,800	SUPER RETAIL GROUP LTD.	517,213	687,148
26,236	SYDNEY AIRPORT(b)	157,503	165,684
30,856	TABCORP HOLDINGS LTD.	79,836	112,695
35,589	TELSTRA CORP. LTD.	100,418	108,232
60,497	TPG TELECOM LTD.	232,968	259,246
61,518	TRANSURBAN GROUP	537,076	618,548
12,261	TREASURY WINE ESTATES LTD.	49,081	110,436
19,261	WESFARMERS LTD.	785,725	830,991
38,203	WESTPAC BANKING CORP.	452,674	593,415
See accompanying notes to financial statements.	99	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont'd):
3,652	WISETECH GLOBAL LTD.	$ 92,660	155,648
4,945	WOODSIDE PETROLEUM LTD.	77,259	78,898
25,545	WOOLWORTHS GROUP LTD.	826,476	706,426
		27,479,626	43,195,131	3.96%
Austria:
15,700	BAWAG GROUP A.G.(b)(e)	600,064	968,795
1,821	ERSTE GROUP BANK A.G.	28,050	85,727
93	IMMOFINANZ A.G.(b)	-	2,387
2,586	OMV A.G.	142,269	147,061
32,264	RAIFFEISEN BANK INTERNATIONAL A.G.	563,262	950,639
313	STRABAG S.E. (BEARER)	5,505	13,060
57,900	TELEKOM AUSTRIA A.G.(b)	422,512	502,304
631	UBM DEVELOPMENT A.G.	28,973	31,106
21,794	VIENNA INSURANCE GROUP A.G. WIENER VERSICHERUNG GRUPPE	595,919	617,830
23,500	WIENERBERGER A.G.	561,499	865,249
		2,948,053	4,184,158	0.38%
Belgium:
7,478	AGEAS S.A./N.V.	117,910	387,799
28,756	ANHEUSER-BUSCH INBEV S.A./N.V.	1,351,426	1,740,717
19,000	BPOST S.A.(b)	195,697	165,914
102,700	ECONOCOM GROUP S.A./N.V.	381,201	426,188
623	ELIA GROUP S.A./N.V.	70,644	82,064
1,542	ETABLISSEMENTS FRANZ COLRUYT N.V.	74,632	65,412
53,170	GROUPE BRUXELLES LAMBERT S.A.	4,818,348	5,942,022
5,546	KBC GROUP N.V.	200,944	476,464
21,394	ONTEX GROUP N.V.(b)	501,600	170,256
14,669	TELENET GROUP HOLDING N.V.	602,718	535,423
14,300	TESSENDERLO GROUP S.A.(b)	622,327	542,956
2,441	UCB S.A.	170,278	278,881
1,520	UMICORE S.A.	45,482	61,866
		9,153,207	10,875,962	1.00%
Brazil:
129,000	CAMIL ALIMENTOS S.A.(b)	274,164	263,558
205,172	CI&T, INC., CLASS A(b)	2,977,769	2,439,495
670,446	EMPREENDIMENTOS PAGUE MENOS S/A(b)	1,067,378	1,125,435
393,900	GRUPO SBF S.A.(b)	1,991,433	1,591,865
2,788,300	MAGAZINE LUIZA S.A.(b)	3,080,913	3,614,278
292,780	TELEFONICA BRASIL S.A. ADR(d)(f)	3,543,112	2,532,547
106,600	VIBRA ENERGIA S.A.	500,792	409,558
		13,435,561	11,976,736	1.10%
Canada:
4,822	AGNICO EAGLE MINES LTD.	199,594	256,129
4,547	AIR CANADA(b)	78,171	75,954
12,139	ALGONQUIN POWER & UTILITIES CORP.	183,975	175,327
207,500	ALIMENTATION COUCHE-TARD, INC.	6,231,269	8,694,020
38,960	ARTIS REAL ESTATE INVESTMENT TRUST	349,138	367,748
163,600	B2GOLD CORP.	818,860	644,079
10,519	BANK OF MONTREAL	1,058,949	1,132,521
18,568	BANK OF NOVA SCOTIA (THE)	1,109,901	1,314,490
22,399	BARRICK GOLD CORP.	177,482	425,581
13,792	BCE, INC.	704,130	717,539
12,501	BLACKBERRY LTD.(b)	128,886	116,812
27,148	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	174,133	1,639,196
180	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A (TORONTO EXCHANGE)	10,610	10,870
11,000	BRP, INC. (SUB VOTING)	430,510	963,516
83,023	CAE, INC.(b)	1,962,093	2,094,363
1,750	CAMECO CORP.	35,170	38,168
9,825	CANADIAN IMPERIAL BANK OF COMMERCE	430,649	1,145,202
15,994	CANADIAN NATIONAL RAILWAY CO.	292,557	1,965,023
84	CANADIAN NATIONAL RAILWAY CO. (TORONTO EXCHANGE)	10,301	10,318
10,458	CANADIAN NATURAL RESOURCES LTD.	344,106	441,851
116,492	CANADIAN PACIFIC RAILWAY LTD.	2,570,874	8,380,435
5,809	CANADIAN TIRE CORP. LTD., CLASS A	625,049	833,223
See accompanying notes to financial statements.	100	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont'd):
49,524	CANOPY GROWTH CORP.(b)(d)	$ 648,496	432,227
14,500	CARGOJET, INC.	1,441,786	1,909,376
47,300	CASCADES, INC.	494,913	522,377
1	CENOVUS ENERGY, INC.	7	12
45,100	CENTERRA GOLD, INC.	366,388	347,622
928	CGI, INC.(b)	8,375	82,128
57,700	CI FINANCIAL CORP.	896,767	1,206,046
52,600	COMINAR REAL ESTATE INVESTMENT TRUST	407,770	486,101
395	CONSTELLATION SOFTWARE, INC.	393,628	732,868
112,500	CORUS ENTERTAINMENT, INC., CLASS B	343,872	423,337
29,500	DESCARTES SYSTEMS GROUP (THE), INC.(b)	1,263,087	2,439,851
22,929	DOCEBO, INC.(b)	1,284,359	1,538,388
6,582	DOLLARAMA, INC.	86,132	329,425
25,600	DOREL INDUSTRIES, INC., CLASS B(b)	175,448	414,676
7,455	ECN CAPITAL CORP.	17,223	31,471
3,030	EMERA, INC.	140,733	151,434
3,392	EMPIRE CO. LTD., CLASS A	104,466	103,346
36,709	ENBRIDGE, INC.	1,392,673	1,433,884
72,100	ENERPLUS CORP.	414,689	760,357
519	FAIRFAX FINANCIAL HOLDINGS LTD.	196,445	255,301
4,042	FIRST QUANTUM MINERALS LTD.	77,355	96,724
13,325	FIRSTSERVICE CORP.	1,346,223	2,618,756
1,721	FORTIS, INC.	64,186	83,033
794	GEORGE WESTON LTD.	63,112	92,057
1,979	GFL ENVIRONMENTAL, INC.	75,251	74,830
6,104	GILDAN ACTIVEWEAR, INC.	33,435	258,749
2,516	GREAT-WEST LIFECO, INC.	76,522	75,503
19,500	IA FINANCIAL CORP., INC.	882,358	1,115,783
82,045	IMPERIAL OIL LTD.	1,573,370	2,958,926
1,701	INTACT FINANCIAL CORP.	211,772	221,098
1,100	INTERNATIONAL PETROLEUM CORP.(b)	2,833	6,087
21,600	INTERTAPE POLYMER GROUP, INC.	497,186	449,434
32,480	KINROSS GOLD CORP.	61,298	188,709
3,125	KIRKLAND LAKE GOLD LTD.	123,389	130,959
3,403	LOBLAW COS. LTD.	155,368	278,815
14,753	LULULEMON ATHLETICA, INC.(b)	2,673,652	5,775,062
277	MAGNA INTERNATIONAL, INC.	9,643	22,420
24,186	MANULIFE FINANCIAL CORP.	449,406	460,986
7,874	METRO, INC.	287,459	419,050
19,328	NATIONAL BANK OF CANADA	618,005	1,473,570
4,250	NUTRIEN LTD.	71,440	319,600
888	NUVEI CORP.(b)(e)	73,926	57,564
2,768	PARKLAND CORP.	77,280	76,085
49,000	PIZZA PIZZA ROYALTY CORP.	343,236	465,615
2,913	POWER CORP. OF CANADA	95,681	96,259
3,496	RESTAURANT BRANDS INTERNATIONAL, INC.	209,995	211,979
27,894	RIOCAN REAL ESTATE INVESTMENT TRUST	306,277	505,861
2,680	ROYAL BANK OF CANADA	65,099	284,455
2,268	SHOPIFY, INC., CLASS A(b)	1,565,725	3,122,774
4,695	SHOPIFY, INC., CLASS A (NEW YORK EXCHANGE)(b)	796,479	6,466,846
200	SUN LIFE FINANCIAL, INC.	2,787	11,138
169,463	SUNCOR ENERGY, INC.	3,579,565	4,240,092
24,355	SUNCOR ENERGY, INC. (NEW YORK EXCHANGE)	513,659	609,606
3,874	TC ENERGY CORP.	114,260	180,171
1,217	TECK RESOURCES LTD., CLASS B	4,184	35,074
13,122	TELUS CORP.	150,732	309,028
1,102	TFI INTERNATIONAL, INC.	121,812	123,594
6,622	TORONTO-DOMINION BANK (THE)	104,884	507,775
31,200	TOURMALINE OIL CORP.	584,707	1,007,319
416	TRISURA GROUP LTD.(b)	490	15,684
16,800	WAJAX CORP.	206,860	322,334
1,844	WEST FRASER TIMBER CO. LTD.	128,613	175,923
26,600	WESTSHORE TERMINALS INVESTMENT CORP.	397,133	563,984
296	WHEATON PRECIOUS METALS CORP.	3,631	12,707
2,517	WSP GLOBAL, INC.	284,375	365,387
See accompanying notes to financial statements.	101	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont'd):
25,967	YAMANA GOLD, INC.	$ 47,753	109,581
		47,136,070	82,039,578	7.52%
Chile:
1,115,900	AGUAS ANDINAS S.A., CLASS A	339,399	203,010
5,893,187	ENEL CHILE S.A.	532,931	206,123
198,200	VINA CONCHA Y TORO S.A.	327,546	304,744
		1,199,876	713,877	0.07%
China:
290,000	AGILE GROUP HOLDINGS LTD.	352,847	157,319
62,579	AIRTAC INTERNATIONAL GROUP	1,346,042	2,307,102
292,876	ALIBABA GROUP HOLDING LTD.(b)	6,435,969	4,465,884
221,199	ANGEL YEAST CO. LTD., CLASS A	1,515,633	2,100,129
405,000	ANHUI CONCH CEMENT CO. LTD., CLASS H	2,164,383	2,023,039
291,500	ASIA CEMENT CHINA HOLDINGS CORP.	362,392	186,170
656,000	CHINA BLUECHEMICAL LTD., CLASS H	177,444	182,560
408,000	CHINA MEDICAL SYSTEM HOLDINGS LTD.	472,941	681,260
1,191,000	CHINA SUNTIEN GREEN ENERGY CORP. LTD., CLASS H	329,834	928,661
454,500	HENGAN INTERNATIONAL GROUP CO. LTD.	3,135,999	2,340,245
350,000	LI NING CO. LTD.	4,494,260	3,831,011
187,500	NETDRAGON WEBSOFT HOLDINGS LTD.	425,716	440,523
179,500	SHENZHOU INTERNATIONAL GROUP HOLDINGS LTD.	3,751,153	3,450,706
113,600	TRIP.COM GROUP LTD.(b)	3,174,672	2,779,704
319,318	WUXI BIOLOGICS CAYMAN, INC.(b)(e)	3,210,617	3,790,021
412,000	ZHEJIANG EXPRESSWAY CO. LTD., CLASS H	352,185	367,218
		31,702,087	30,031,552	2.75%
Czech Republic:
701	PHILIP MORRIS CR A.S.	402,293	516,542
		402,293	516,542	0.05%
Denmark:
6,207	ALK-ABELLO A/S(b)	1,881,996	3,259,315
5,639	AMBU A/S, CLASS B	146,734	149,348
48	AP MOLLER - MAERSK A/S, CLASS A	45,328	160,048
111	AP MOLLER - MAERSK A/S, CLASS B	176,267	398,489
1,537	CARLSBERG A/S, CLASS B	70,497	265,773
1,178	CHR HANSEN HOLDING A/S	71,480	92,948
3,053	COLOPLAST A/S, CLASS B	282,757	537,963
22,200	D/S NORDEN A/S	318,702	565,531
16,105	DANSKE BANK A/S	219,857	278,482
4,348	DEMANT A/S(b)	81,241	223,056
34,414	DSV A/S	3,283,435	8,047,609
804	GENMAB A/S(b)	100,710	323,714
4,376	GN STORE NORD A/S	251,886	275,541
6,944	ISS A/S(b)	96,080	132,883
70,909	NOVO NORDISK A/S, CLASS B	5,546,239	7,978,830
2,460	NOVOZYMES A/S, CLASS B	38,505	202,312
864	ORSTED A/S(e)	68,168	110,473
2,600	PANDORA A/S	18,150	324,560
8,700	PER AARSLEFF HOLDING A/S	387,339	406,894
176	ROCKWOOL INTERNATIONAL A/S, CLASS B	76,521	77,060
24,298	ROYAL UNIBREW A/S	1,959,047	2,742,246
4,300	SOLAR A/S, CLASS B	269,282	523,342
3,250	TOPDANMARK A/S	33,362	182,600
7,214	TRYG A/S	172,132	178,361
16,810	VESTAS WIND SYSTEMS A/S	160,514	514,693
		15,756,229	27,952,071	2.56%
Egypt:
323,300	EASTERN CO. S.A.E.	244,707	220,610
		244,707	220,610	0.02%
Finland:
40,000	CITYCON OYJ	360,857	318,780
2,770	ELISA OYJ	86,574	170,675
31,643	HARVIA OYJ	1,987,209	2,114,700
27,200	KEMIRA OYJ	447,150	412,793
5,584	KESKO OYJ, CLASS B	30,705	186,526
14,202	KONE OYJ, CLASS B	716,359	1,019,292
See accompanying notes to financial statements.	102	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Finland (Cont'd):
21,225	NESTE OYJ	$ 67,704	1,047,780
183,367	NOKIA OYJ(b)	880,809	1,163,647
434,779	NOKIA OYJ ADR(b)(f)	1,820,558	2,704,325
2,767	NOKIAN RENKAAT OYJ	44,372	104,903
58,231	NORDEA BANK ABP	688,880	712,083
1,960	ORION OYJ, CLASS B	49,561	81,493
12,411	QT GROUP OYJ(b)	865,350	1,887,758
1,522	SAMPO OYJ, CLASS A	75,971	76,347
18,590	STORA ENSO OYJ (REGISTERED)	105,291	341,598
11,934	UPM-KYMMENE OYJ	99,929	454,616
1,849	VALMET OYJ	14,444	79,404
		8,341,723	12,876,720	1.18%
France:
623	AEROPORTS DE PARIS(b)	73,144	80,362
3,997	AIR LIQUIDE S.A.	688,454	697,696
11,117	AIRBUS S.E.(b)	377,031	1,422,107
6,357	ALSTOM S.A.	233,091	225,953
4,707	ARKEMA S.A.	419,345	663,702
35,306	AXA S.A.	554,775	1,052,529
18,023	BNP PARIBAS S.A.	1,177,568	1,246,951
3,062	CAPGEMINI S.E.	111,713	751,252
4,138	CARREFOUR S.A.	71,969	75,872
19,252	CIE DE SAINT-GOBAIN	430,348	1,356,092
3,235	CIE GENERALE DES ETABLISSEMENTS MICHELIN S.C.A.	167,080	530,911
37,390	COFACE S.A.	449,179	533,383
7,706	COVIVIO	482,654	633,431
30,765	CREDIT AGRICOLE S.A.	278,668	439,576
128,018	DANONE S.A.	8,218,013	7,956,410
11,220	DASSAULT SYSTEMES S.E.	518,528	668,206
1,736	EDENRED	25,484	80,184
752	EIFFAGE S.A.	68,363	77,448
9,250	ELECTRICITE DE FRANCE S.A.	135,443	108,787
82,466	ENGIE S.A.	1,144,853	1,221,852
591	ESSILORLUXOTTICA S.A.	53,785	124,478
5,258	ESSILORLUXOTTICA S.A. (EURONEXT PARIS EXCHANGE)	966,434	1,120,862
2,901	EURAZEO S.E.	76,265	253,654
3,561	EUROFINS SCIENTIFIC S.E.	313,124	441,097
986	GECINA S.A.	110,924	137,963
9,197	GETLINK S.E.	70,409	152,455
765	HERMES INTERNATIONAL	1,114,689	1,337,783
3,399	INFOTEL S.A.	145,404	217,481
6,762	IPSEN S.A.	538,954	619,732
9,500	KAUFMAN & BROAD S.A.	362,957	399,642
2,716	KERING S.A.	1,463,295	2,185,852
4,545	KLEPIERRE S.A.(b)	71,744	107,888
4,848	LEGRAND S.A.	109,851	567,951
6,737	L'OREAL S.A.	874,269	3,198,038
13,360	LVMH MOET HENNESSY LOUIS VUITTON S.E.	2,641,076	11,057,932
14,296	MERSEN S.A.	465,081	600,584
14,900	NEXITY S.A.	742,412	701,277
10,677	ORANGE S.A.	120,089	114,422
21,949	PERNOD RICARD S.A.	3,450,777	5,285,160
1,168	PUBLICIS GROUPE S.A.	78,752	78,722
23,074	RENAULT S.A.(b)	423,958	802,409
11,900	ROTHSCHILD & CO.	528,677	546,668
40,229	SAFRAN S.A.	4,554,708	4,930,905
21,396	SANOFI	1,347,942	2,157,751
630	SARTORIUS STEDIM BIOTECH	286,388	346,004
278	SCHNEIDER ELECTRIC S.E.	8,838	54,736
8,998	SCHNEIDER ELECTRIC S.E. (EURONEXT PARIS EXCHANGE)	561,880	1,766,719
7,738	SCOR S.E.	227,469	241,739
1,275	SEB S.A.	203,081	198,722
7,067	SES S.A.	53,499	56,095
15,656	SOCIETE GENERALE S.A.	245,695	538,385
3,699	SOCIETE POUR L'INFORMATIQUE INDUSTRIELLE	108,264	202,985
7,150	SODEXO S.A.(b)	647,363	627,290
See accompanying notes to financial statements.	103	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont'd):
4,719	SODEXO S.A.(b)	$ 415,153	414,011
38,689	SODEXO S.A. (EURONEXT PARIS EXCHANGE)	3,358,690	3,394,295
10,066	SOITEC(b)	998,858	2,466,222
801	TELEPERFORMANCE	315,346	357,480
51,800	TELEVISION FRANCAISE 1	458,222	514,551
1,413	THALES S.A.	81,763	120,331
35,783	TOTALENERGIES S.E.	1,476,282	1,818,179
1,857	UBISOFT ENTERTAINMENT S.A.(b)	88,666	91,058
2,499	UNIBAIL-RODAMCO-WESTFIELD(b)	178,200	175,316
3,269	VALEO	58,895	98,924
13,514	VEOLIA ENVIRONNEMENT S.A.	143,775	496,342
10,500	VICAT S.A.	406,419	430,353
8,179	VINCI S.A.	345,228	865,159
21,072	VIVENDI S.E.	383,221	285,247
6,004	WENDEL S.E.	462,932	720,467
6,295	WORLDLINE S.A./FRANCE(b)(e)	352,703	351,248
		48,118,109	73,595,268	6.75%
Georgia:
21,875	BANK OF GEORGIA GROUP PLC	355,261	493,877
		355,261	493,877	0.04%
Germany:
3,994	ADIDAS A.G.	192,837	1,151,343
11,525	ALLIANZ S.E. (REGISTERED)	1,427,351	2,724,620
38,556	AROUNDTOWN S.A.	192,935	233,527
6,098	AURUBIS A.G.	286,000	611,363
13,539	BASF S.E.	453,717	952,286
9,247	BAYER A.G. (REGISTERED)	437,916	494,802
8,787	BAYERISCHE MOTOREN WERKE A.G.	501,991	885,254
1,582	BECHTLE A.G.	104,116	113,362
2,299	BEIERSDORF A.G.	157,065	236,562
1,188	BRENNTAG S.E.	43,546	107,635
413	CARL ZEISS MEDITEC A.G. (BEARER)	77,141	86,917
15,078	COMMERZBANK A.G.(b)	111,177	114,825
1,042	CONTINENTAL A.G.(b)	51,317	110,458
23,800	CROPENERGIES A.G.	337,485	332,201
17,087	DAIMLER A.G. (REGISTERED)	1,573,457	1,314,865
8,544	DAIMLER TRUCK HOLDING A.G.(b)	270,747	314,078
3,246	DELIVERY HERO S.E.(b)(e)	255,760	362,166
47,394	DEUTSCHE BANK A.G. (REGISTERED)(b)	608,303	594,510
4,584	DEUTSCHE BOERSE A.G.	283,067	767,698
12,068	DEUTSCHE LUFTHANSA A.G. (REGISTERED)(b)	79,151	84,910
37,890	DEUTSCHE PFANDBRIEFBANK A.G.(e)	469,871	455,966
18,572	DEUTSCHE POST A.G. (REGISTERED)	230,768	1,195,494
41,147	DEUTSCHE TELEKOM A.G. (REGISTERED)	518,426	763,587
82,454	E.ON S.E.	724,674	1,144,510
26,190	ECKERT & ZIEGLER STRAHLEN- UND MEDIZINTECHNIK A.G.	974,896	2,805,809
15,992	EVONIK INDUSTRIES A.G.	522,103	518,350
23,600	FREENET A.G.	557,311	625,232
74,123	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	5,573,671	4,821,990
5,544	FRESENIUS S.E. & CO. KGAA	99,810	223,439
1,537	GEA GROUP A.G.	63,629	84,151
17,795	HAMBURGER HAFEN UND LOGISTIK A.G.	443,620	416,538
2,246	HANNOVER RUECK S.E.	94,321	427,414
3,806	HEIDELBERGCEMENT A.G.	141,320	257,908
16,571	HELLA GMBH & CO. KGAA	746,243	1,124,419
2,653	HELLOFRESH S.E.(b)	235,664	204,001
2,623	HOCHTIEF A.G.	110,564	212,026
2,272	HYPOPORT S.E.(b)	830,659	1,321,789
25,960	INFINEON TECHNOLOGIES A.G.	317,409	1,204,681
6,898	JOST WERKE A.G.(e)	220,852	388,742
674	KION GROUP A.G.	75,978	74,034
752	KNORR-BREMSE A.G.	76,361	74,400
532	LEG IMMOBILIEN S.E.	78,250	74,317
18,425	MENSCH UND MASCHINE SOFTWARE S.E.	1,299,783	1,394,961
2,431	MERCK KGAA	158,345	628,266
1,070	MTU AERO ENGINES A.G.	207,703	218,544
See accompanying notes to financial statements.	104	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont'd):
3,177	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	$ 403,285	942,232
776	NEMETSCHEK S.E.	74,899	99,656
19,095	PROSIEBENSAT.1 MEDIA S.E.	286,490	304,573
7,700	PUBLITY A.G.(b)(d)	286,657	195,054
1,615	PUMA S.E.	185,338	197,658
81	RATIONAL A.G.	78,233	83,034
6,900	RHEINMETALL A.G.	824,004	652,490
11,873	RWE A.G.	378,729	482,842
17,433	SAP S.E.	729,818	2,478,949
15,326	SIEMENS A.G. (REGISTERED)	1,160,098	2,664,060
20,090	SIEMENS ENERGY A.G.(b)	540,025	514,402
5,117	SIEMENS HEALTHINEERS A.G.(e)	297,765	383,448
3,600	SILTRONIC A.G.	264,192	576,263
12,096	STEICO S.E.	1,566,753	1,547,894
2,557	SYMRISE A.G.	348,766	379,322
188,717	TELEFONICA DEUTSCHLAND HOLDING A.G.	459,389	524,459
141,527	TUI A.G.(b)	292,424	443,279
4,171	UNIPER S.E.	46,925	198,495
404	VOLKSWAGEN A.G.	40,235	118,852
11,484	VONOVIA S.E.	565,109	634,115
4,453	ZALANDO S.E.(b)(e)	336,391	360,661
		31,382,835	46,035,688	4.22%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.	54,075	124,844
		54,075	124,844	0.01%
Hong Kong:
774,200	AIA GROUP LTD.	4,977,253	7,804,005
73,500	BOC HONG KONG HOLDINGS LTD.	143,171	240,835
40,000	CHOW TAI FOOK JEWELLERY GROUP LTD.(b)	74,430	71,920
1,462,000	CITIC TELECOM INTERNATIONAL HOLDINGS LTD.	547,331	493,111
54,044	CK ASSET HOLDINGS LTD.	156,712	340,654
53,544	CK HUTCHISON HOLDINGS LTD.	316,935	345,399
37,500	CLP HOLDINGS LTD.	264,277	378,725
39,600	ESR CAYMAN LTD.(b)(e)	124,599	133,819
998,000	FIRST PACIFIC CO. LTD.	376,906	367,328
47,000	GALAXY ENTERTAINMENT GROUP LTD.(b)	189,631	243,512
2,228,000	GEMDALE PROPERTIES & INVESTMENT CORP. LTD.	413,300	237,157
15,900	HANG SENG BANK LTD.	185,656	290,980
30,331	HENDERSON LAND DEVELOPMENT CO. LTD.	65,397	129,142
208,950	HONG KONG & CHINA GAS CO. LTD.	302,882	325,314
22,700	HONG KONG EXCHANGES & CLEARING LTD.	861,578	1,325,747
17,200	HONGKONG LAND HOLDINGS LTD.	81,506	89,440
1,300	JARDINE MATHESON HOLDINGS LTD.	71,070	71,513
46,100	LINK REIT	133,041	405,867
51,500	MTR CORP. LTD.	202,949	276,404
388,000	PAX GLOBAL TECHNOLOGY LTD.	368,074	274,671
172,123	PCCW LTD.	70,484	87,192
41,500	POWER ASSETS HOLDINGS LTD.	222,413	258,658
185,000	SHENZHEN INTERNATIONAL HOLDINGS LTD.	343,057	192,176
84,000	SUN HUNG KAI PROPERTIES LTD.	1,048,074	1,019,089
40,000	SWIRE PACIFIC LTD., CLASS A	207,758	227,507
30,000	TECHTRONIC INDUSTRIES CO. LTD.	425,702	597,111
600,000	UNITED LABORATORIES INTERNATIONAL HOLDINGS (THE) LTD.	352,686	335,490
469,800	VALUETRONICS HOLDINGS LTD.	216,550	189,998
64,189	WH GROUP LTD.(e)	35,014	40,254
21,000	WHARF HOLDINGS (THE) LTD.	43,463	64,501
35,000	WHARF REAL ESTATE INVESTMENT CO. LTD.	168,339	177,748
447,000	XINYI GLASS HOLDINGS LTD.	557,152	1,117,851
358,000	YUEXIU TRANSPORT INFRASTRUCTURE LTD.	311,883	212,113
		13,859,273	18,365,231	1.68%
India:
511,000	CESC LTD.	527,922	601,495
45,684	COMPUTER AGE MANAGEMENT SERVICES LTD.	938,180	1,638,489
59,400	CYIENT LTD.	429,128	817,457
See accompanying notes to financial statements.	105	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
India (Cont'd):
344,400	FIRSTSOURCE SOLUTIONS LTD.	$ 185,643	848,310
445,981	HCL TECHNOLOGIES LTD.	3,535,882	7,914,016
114,700	HINDUSTAN PETROLEUM CORP. LTD.	431,628	451,096
565,323	INDIAN ENERGY EXCHANGE LTD.(e)	465,455	1,922,545
574,431	INDUS TOWERS LTD.	2,335,706	1,918,746
40,400	JUBILANT INGREVIA LTD.	36,087	311,795
40,400	JUBILANT PHARMOVA LTD.	278,630	318,806
162,019	NAVA BHARAT VENTURES LTD.	247,486	240,078
322,000	NMDC LTD.	521,633	577,416
352,100	REDINGTON INDIA LTD.	703,005	686,100
1,107,100	SJVN LTD.	377,345	456,478
233,686	SYNGENE INTERNATIONAL LTD.(b)(e)	1,043,375	1,948,755
26,884	WNS HOLDINGS LTD. ADR(b)(f)	1,678,193	2,371,706
		13,735,298	23,023,288	2.11%
Indonesia:
4,097,000	ADARO ENERGY TBK PT	470,816	646,781
8,194,900	ERAJAYA SWASEMBADA TBK PT	345,258	344,988
1,094,700	INDOFOOD SUKSES MAKMUR TBK PT	488,225	485,808
2,022,800	MATAHARI DEPARTMENT STORE TBK PT	317,587	588,993
		1,621,886	2,066,570	0.19%
Ireland:
18,823	ACCENTURE PLC, CLASS A	2,162,199	7,803,075
68,062	CRH PLC	1,997,995	3,604,769
53,200	DALATA HOTEL GROUP PLC(b)	299,929	225,314
2,266	DCC PLC	168,449	185,562
165,705	EXPERIAN PLC	3,173,095	8,146,214
3,338	FLUTTER ENTERTAINMENT PLC - CDI(b)	436,611	528,243
21,905	ICON PLC(b)	3,054,924	6,783,978
11,485	JAMES HARDIE INDUSTRIES PLC - CDI	103,360	462,082
3,255	KERRY GROUP PLC, CLASS A	214,084	419,684
724	KINGSPAN GROUP PLC	50,166	86,549
2,117	KINGSPAN GROUP PLC (EURONEXT DUBLIN EXCHANGE)	208,533	257,892
17,539	RYANAIR HOLDINGS PLC(b)	235,787	304,514
1,812	SMURFIT KAPPA GROUP PLC	50,442	99,930
		12,155,574	28,907,806	2.65%
Israel:
48,641	BANK HAPOALIM B.M.	229,967	502,220
115,300	ICL GROUP LTD.	461,518	1,112,965
69,000	MAYTRONICS LTD.	1,673,402	1,704,498
29,044	MIZRAHI TEFAHOT BANK LTD.	475,042	1,121,047
53,488	NEOGAMES S.A.(b)	2,355,870	1,485,897
3,072	NICE LTD.(b)	169,095	940,389
5,800	RAMI LEVY CHAIN STORES HASHIKMA MARKETING 2006 LTD.	397,897	435,240
		5,762,791	7,302,256	0.67%
Italy:
285,200	A2A S.P.A.	555,842	558,484
21,958	ASSICURAZIONI GENERALI S.P.A.	291,689	465,735
33,941	ATLANTIA S.P.A.(b)	448,114	674,493
27,900	BANCA IFIS S.P.A.	525,021	542,214
25,272	BANCA MEDIOLANUM S.P.A.	87,322	249,742
8,879	DAVIDE CAMPARI-MILANO N.V.	120,451	129,948
84,847	ENEL S.P.A.	298,823	680,632
48,741	ENI S.P.A.	574,969	678,108
28,036	FERRARI N.V.	4,461,996	7,261,569
3,831	FINECOBANK BANCA FINECO S.P.A.	65,128	67,321
6,830	INFRASTRUTTURE WIRELESS ITALIANE S.P.A.(e)	77,446	83,047
33,867	INTERPUMP GROUP S.P.A.	527,748	2,485,036
30,581	INTESA SANPAOLO S.P.A.	53,392	79,173
375,900	IREN S.P.A.	999,472	1,135,812
28,600	LA DORIA S.P.A.	361,264	535,956
77,659	LEONARDO S.P.A.(b)	617,417	557,013
14,266	MEDIOBANCA BANCA DI CREDITO FINANZIARIO S.P.A.	130,639	164,205
4,080	MONCLER S.P.A.	285,259	297,378
3,687	PRYSMIAN S.P.A.	133,903	138,984
2,078	RECORDATI INDUSTRIA CHIMICA E FARMACEUTICA S.P.A.	122,005	133,668
See accompanying notes to financial statements.	106	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont'd):
128,788	SNAM S.P.A.	$ 586,273	777,113
150,699	STEVANATO GROUP S.P.A.(b)	3,164,679	3,383,193
235,980	TENARIS S.A.	2,108,936	2,474,388
40,944	TERNA - RETE ELETTRICA NAZIONALE	170,294	331,617
42,701	UNICREDIT S.P.A.	479,566	658,443
71,681	UNIPOL GRUPPO S.P.A.	376,844	390,009
95,230	UNIPOLSAI ASSICURAZIONI S.P.A.	153,826	268,880
		17,778,318	25,202,161	2.31%
Japan:
1,500	ABC-MART, INC.	56,540	64,288
30,600	ADEKA CORP.	390,224	682,867
2,700	ADVANTEST CORP.	242,061	255,846
4,700	AEON CO. LTD.	52,433	110,687
600	AEON REIT INVESTMENT CORP.	728,822	840,303
1,400	AGC, INC.	61,586	66,817
2,300	AISIN CORP.	37,584	88,177
15,000	AJINOMOTO CO., INC.	116,767	456,011
2,500	ALFRESA HOLDINGS CORP.	24,420	33,317
3,600	ANA HOLDINGS, INC.(b)	79,016	75,252
23,000	ARCS CO. LTD.	480,595	426,489
5,500	ASAHI GROUP HOLDINGS LTD.(d)	83,346	213,918
33,500	ASAHI KASEI CORP.	167,713	314,818
22,100	ASAHI YUKIZAI CORP.	276,792	331,798
9,300	ASANUMA CORP.	324,412	444,667
37,500	ASTELLAS PHARMA, INC.	244,631	609,787
63,100	ASTENA HOLDINGS CO. LTD.	295,237	266,048
1,700	AZBIL CORP.	70,197	77,441
4,300	BANDAI NAMCO HOLDINGS, INC.	213,809	336,210
6,200	BAYCURRENT CONSULTING, INC.	542,610	2,398,505
13,800	BRIDGESTONE CORP.(d)	205,726	593,725
32,100	BROTHER INDUSTRIES LTD.	541,898	616,996
48,400	BUNKA SHUTTER CO. LTD.	363,296	451,896
23,400	CANON, INC.(d)	556,789	569,794
1,100	CAPCOM CO. LTD.	29,399	25,896
2,800	CENTRAL JAPAN RAILWAY CO.	243,930	373,520
13,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	438,342
28,400	CREDIT SAISON CO. LTD.	361,395	298,493
27,500	CRESCO LTD.	342,183	499,891
4,000	DAI NIPPON PRINTING CO. LTD.	70,827	100,600
1,800	DAIFUKU CO. LTD.	155,471	147,092
17,600	DAI-ICHI LIFE HOLDINGS, INC.	356,355	355,810
35,100	DAIICHI SANKYO CO. LTD.	294,763	892,528
4,600	DAIKIN INDUSTRIES LTD.	136,302	1,043,328
600	DAITO TRUST CONSTRUCTION CO. LTD.	72,842	68,695
19,000	DAITRON CO. LTD.	328,045	354,464
10,000	DAIWA HOUSE INDUSTRY CO. LTD.	103,706	287,577
17,500	DAIWA SECURITIES GROUP, INC.	60,410	98,689
28,000	DAIWABO HOLDINGS CO. LTD.	223,879	447,883
8,200	DENSO CORP.	185,234	679,282
3,300	DENTSU GROUP, INC.	56,753	117,621
6,300	EAST JAPAN RAILWAY CO.	363,637	387,376
17,800	ECO'S CO. LTD.	285,796	294,784
4,700	EISAI CO. LTD.	191,775	266,850
28,300	ELEMATEC CORP.	262,160	265,705
20,500	ENEOS HOLDINGS, INC.	76,331	76,686
20,400	EXEDY CORP.	319,517	295,280
3,700	FANUC CORP.	411,581	784,195
1,300	FAST RETAILING CO. LTD.	188,734	738,094
50,120	FEED ONE CO. LTD.	432,664	305,434
34,200	FJ NEXT HOLDINGS CO. LTD.	337,056	299,692
23,700	FREEE K.K.(b)	1,058,936	1,310,371
31,700	FUJI CORP.	564,353	711,548
4,700	FUJI ELECTRIC CO. LTD.	61,631	256,594
36,100	FUJI PHARMA CO. LTD.	376,394	322,305
8,700	FUJIFILM HOLDINGS CORP.	163,215	644,842
3,800	FUJITSU LTD.	363,816	651,778
41,400	FUKUOKA FINANCIAL GROUP, INC.	523,630	709,375
See accompanying notes to financial statements.	107	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
35,800	FURUNO ELECTRIC CO. LTD.	$ 322,070	376,891
7,100	GMO FINANCIAL GATE, INC.	1,442,759	1,731,331
900	GMO PAYMENT GATEWAY, INC.	98,340	112,275
119,800	HACHIJUNI BANK (THE) LTD.	476,117	409,297
3,000	HAMAMATSU PHOTONICS K.K.	52,686	191,428
2,200	HANKYU HANSHIN HOLDINGS, INC.	51,221	62,445
55,300	HASEKO CORP.	721,604	685,541
8,900	HINO MOTORS LTD.	70,088	73,348
341	HIROSE ELECTRIC CO. LTD.	29,327	57,332
19,300	HITACHI LTD.	313,074	1,045,284
7,000	HITACHI METALS LTD.(b)	55,542	129,679
11,100	HONDA MOTOR CO. LTD.	332,802	311,684
7,100	HOYA CORP.	362,248	1,056,081
5,700	HULIC CO. LTD.	48,487	54,111
13,900	IDEMITSU KOSAN CO. LTD.	334,248	354,901
26,100	INNOTECH CORP.	231,054	341,027
36,800	ITOCHU CORP.	716,670	1,125,466
2,100	ITOCHU TECHNO-SOLUTIONS CORP.	64,301	67,548
78,400	ITOHAM YONEKYU HOLDINGS, INC.	531,480	448,467
21,900	JACCS CO. LTD.	467,646	563,921
30,400	JAPAN AVIATION ELECTRONICS INDUSTRY LTD.	458,316	526,179
53,600	JAPAN ELEVATOR SERVICE HOLDINGS CO. LTD.	574,239	1,000,894
7,000	JAPAN EXCHANGE GROUP, INC.	56,090	153,230
83	JAPAN METROPOLITAN FUND INVEST	76,232	71,506
26,100	JAPAN POST HOLDINGS CO. LTD.(b)	204,082	203,482
11	JAPAN REAL ESTATE INVESTMENT CORP.	68,697	62,445
58,400	JAPAN TOBACCO, INC.(d)	1,165,606	1,179,119
46,000	JEOL LTD.	2,712,920	3,675,041
2,300	JSR CORP.	66,413	87,477
4,500	KAJIMA CORP.	25,084	51,678
26,900	KANAMOTO CO. LTD.	620,666	563,583
57,300	KANDENKO CO. LTD.	547,713	426,898
12,300	KANEKA CORP.	387,968	403,656
3,500	KANSAI PAINT CO. LTD.	45,161	76,067
10,000	KAO CORP.(d)	208,279	523,255
31,162	KDDI CORP.	281,794	910,777
1,600	KEIO CORP.	56,475	70,521
2,400	KEISEI ELECTRIC RAILWAY CO. LTD.	22,185	64,887
14,424	KEYENCE CORP.	1,526,494	9,063,433
6,000	KIKKOMAN CORP.	52,867	504,390
9,900	KIRIN HOLDINGS CO. LTD.	101,976	158,961
67,600	KITZ CORP.	466,295	418,423
1,000	KOBAYASHI PHARMACEUTICAL CO. LTD.	76,739	78,588
68,300	KOBE BUSSAN CO. LTD.	1,461,866	2,645,193
1,800	KOEI TECMO HOLDINGS CO. LTD.	75,186	70,808
17,800	KOMATSU LTD.	439,290	416,798
2,300	KONAMI HOLDINGS CORP.	50,313	110,371
600	KOSE CORP.	72,850	68,069
22,800	KUBOTA CORP.(d)	160,350	506,127
6,900	KUREHA CORP.	316,117	493,071
1,400	KURITA WATER INDUSTRIES LTD.	66,953	66,452
4,000	KYOCERA CORP.	133,049	249,917
5,000	KYOWA KIRIN CO. LTD.	54,616	136,269
14,900	KYUSHU RAILWAY CO.	317,651	309,839
26,900	LASERTEC CORP.	4,459,164	8,252,638
13,100	LINTEC CORP.	259,789	300,083
2,500	LIXIL CORP.	65,962	66,613
5,100	M3, INC.	59,204	256,840
2,900	MAKITA CORP.	92,361	123,104
7,100	MARUI GROUP CO. LTD.	41,710	133,630
7,700	MAZDA MOTOR CORP.(b)	38,348	59,241
298,700	MEBUKI FINANCIAL GROUP, INC.	635,970	615,421
2,500	MEIJI HOLDINGS CO. LTD.	44,976	149,092
12,800	MELCO HOLDINGS, INC.	351,215	452,891
6,200	MERCARI, INC.(b)	176,315	315,848
8,700	MINEBEA MITSUMI, INC.	84,406	246,940
597	MIRAI CORP.	328,940	256,643
See accompanying notes to financial statements.	108	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
7,600	MISUMI GROUP, INC.	$ 252,212	311,849
24,900	MITSUBISHI CHEMICAL HOLDINGS CORP.	102,543	184,428
29,000	MITSUBISHI CORP.	544,828	920,699
41,400	MITSUBISHI ELECTRIC CORP.	341,734	524,923
23,500	MITSUBISHI ESTATE CO. LTD.	303,254	325,748
9,200	MITSUBISHI GAS CHEMICAL CO., INC.	84,078	155,799
26,600	MITSUBISHI HC CAPITAL, INC.	82,462	131,578
236,000	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,322,697	1,282,069
20,800	MITSUBOSHI BELTING LTD.	335,754	389,853
30,200	MITSUI & CO. LTD.	502,194	715,028
7,400	MITSUI CHEMICALS, INC.	87,469	198,783
24,000	MITSUI-SOKO HOLDINGS CO. LTD.	510,010	518,682
6,400	MIZUHO FINANCIAL GROUP, INC.	85,879	81,398
29,700	MONEY FORWARD, INC.(b)	1,795,367	1,786,699
7,600	MONOTARO CO. LTD.	113,793	136,963
6,380	MS&AD INSURANCE GROUP HOLDINGS, INC.	134,923	196,841
37,400	MUGEN ESTATE CO. LTD.	216,786	156,389
11,300	MURATA MANUFACTURING CO. LTD.	194,637	899,540
20,200	NANTO BANK (THE) LTD.	470,557	340,852
4,400	NEC CORP.	207,656	203,112
186,300	NET PROTECTIONS HOLDINGS, INC.(b)	2,380,464	2,516,823
12,300	NEXON CO. LTD.	201,476	237,809
3,800	NGK SPARK PLUG CO. LTD.	38,830	66,169
2,900	NH FOODS LTD.	69,814	104,373
16,700	NICHIAS CORP.	297,341	402,728
7,900	NIDEC CORP.	140,350	928,523
2,600	NIHON M&A CENTER HOLDINGS, INC.	63,143	63,763
16,600	NIKKON HOLDINGS CO. LTD.	337,754	312,576
4,400	NINTENDO CO. LTD.	1,057,121	2,052,160
32	NIPPON BUILDING FUND, INC.	154,544	186,386
1,700	NIPPON EXPRESS CO. LTD.	60,747	102,121
15,000	NIPPON PAINT HOLDINGS CO. LTD.	163,226	163,523
26	NIPPON PROLOGIS REIT, INC.	54,492	91,993
16,000	NIPPON SYSTEMWARE CO. LTD.	308,869	319,638
30,700	NIPPON TELEGRAPH & TELEPHONE CORP.	351,243	840,694
3,100	NIPPON YUSEN K.K.	39,009	236,078
60,900	NISHI-NIPPON FINANCIAL HOLDINGS, INC.	426,037	393,894
5,300	NISSAN CHEMICAL CORP.	61,593	307,781
46,200	NISSAN MOTOR CO. LTD.(b)	237,460	223,228
3,670	NISSHIN SEIFUN GROUP, INC.	31,991	52,898
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	87,525
2,800	NITORI HOLDINGS CO. LTD.	102,246	419,282
13,700	NITTO DENKO CORP.	881,440	1,058,793
7,000	NITTO FUJI FLOUR MILLING CO. LTD.	211,323	231,244
115,600	NOMURA HOLDINGS, INC.	418,073	504,186
32,900	NOMURA REAL ESTATE HOLDINGS, INC.	674,503	757,075
52	NOMURA REAL ESTATE MASTER FUND, INC.	77,969	73,143
10,301	NOMURA RESEARCH INSTITUTE LTD.	53,983	441,932
26,700	NSK LTD.	183,160	171,300
16,700	NTT DATA CORP.	180,781	358,013
13,300	OBAYASHI CORP.	58,485	102,904
1,600	OBIC CO. LTD.	293,197	300,443
15,500	OJI HOLDINGS CORP.	77,242	75,054
36,300	OKAMURA CORP.	555,648	405,823
35,800	OKI ELECTRIC INDUSTRY CO. LTD.	358,218	281,346
33,200	OLYMPUS CORP.	211,415	764,700
4,300	OMRON CORP.	279,424	428,393
5,000	ONO PHARMACEUTICAL CO. LTD.	43,040	124,142
6,400	ORIENTAL LAND CO. LTD.	364,044	1,079,092
7,800	ORIX CORP.	148,985	159,180
5,500	OTSUKA HOLDINGS CO. LTD.(d)	158,190	199,335
36,900	PANASONIC CORP.	306,718	405,794
3,500	PEPTIDREAM, INC.(b)	81,641	77,436
4,100	PERSOL HOLDINGS CO. LTD.	37,131	119,047
67,200	PLAID, INC.(b)(d)	1,132,820	1,247,257
18,100	RAKUTEN GROUP, INC.	138,189	181,582
26,200	RECRUIT HOLDINGS CO. LTD.	1,230,138	1,587,989
See accompanying notes to financial statements.	109	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
22,900	RENESAS ELECTRONICS CORP.(b)	$ 246,018	283,289
184,100	RESONA HOLDINGS, INC.	558,258	716,042
1,200	RINNAI CORP.	52,047	108,285
16,700	RION CO. LTD.	361,265	342,043
600	ROHM CO. LTD.	24,642	54,612
34,600	SANKI ENGINEERING CO. LTD.	423,298	432,838
13,000	SANTEN PHARMACEUTICAL CO. LTD.	85,886	159,011
13,620	SBI HOLDINGS, INC.	110,355	371,196
3,600	SCSK CORP.	68,449	71,637
3,400	SECOM CO. LTD.	133,812	236,046
7,100	SEGA SAMMY HOLDINGS, INC.	66,480	111,534
49,400	SEIKITOKYU KOGYO CO. LTD.	333,527	348,716
12,800	SEKISUI CHEMICAL CO. LTD.	65,116	213,871
6,600	SEKISUI HOUSE LTD.	53,502	141,662
68,200	SEVEN & I HOLDINGS CO. LTD.	2,364,461	2,997,646
10,100	SHIFT, INC.(b)	2,224,252	2,094,984
4,000	SHIMADZU CORP.	25,419	168,826
1,500	SHIMANO, INC.	58,204	399,809
10,900	SHIN-ETSU CHEMICAL CO. LTD.	759,391	1,887,577
36,500	SHINOKEN GROUP CO. LTD.	314,113	294,145
5,700	SHIONOGI & CO. LTD.	157,216	402,612
5,800	SHISEIDO CO. LTD.	87,058	323,404
20,200	SK-ELECTRONICS CO. LTD.	355,639	174,904
1,300	SMC CORP.	300,071	876,876
114,500	SOFTBANK CORP.	1,517,591	1,447,798
37,200	SOFTBANK GROUP CORP.	425,837	1,757,322
7,300	SOMPO HOLDINGS, INC.	175,746	308,360
25,100	SONY GROUP CORP.	708,581	3,158,502
1,600	SQUARE ENIX HOLDINGS CO. LTD.	83,000	82,066
3,300	STANLEY ELECTRIC CO. LTD.	41,403	82,593
6,200	SUBARU CORP.	36,437	110,870
6,600	SUMCO CORP.	127,037	134,777
23,100	SUMITOMO CORP.	286,410	341,490
12,300	SUMITOMO ELECTRIC INDUSTRIES LTD.	136,807	160,339
17,100	SUMITOMO HEAVY INDUSTRIES LTD.	494,606	414,604
4,900	SUMITOMO METAL MINING CO. LTD.	194,487	185,299
13,200	SUMITOMO MITSUI FINANCIAL GROUP, INC.	452,280	452,470
2,400	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	74,367	70,583
6,000	SUZUKI MOTOR CORP.	112,908	231,018
22,900	SWCC SHOWA HOLDINGS CO. LTD.	440,911	331,068
2,600	SYSMEX CORP.	51,707	351,474
13,700	T RAD CO. LTD.	264,171	333,836
78,100	T&D HOLDINGS, INC.	786,738	999,419
2,400	TAISEI CORP.	26,618	72,920
1,200	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.	68,449	55,186
27,300	TAKEDA PHARMACEUTICAL CO. LTD.	758,077	744,502
67,900	TATSUTA ELECTRIC WIRE AND CABLE CO. LTD.	299,490	282,154
29,600	TDK CORP.	1,001,459	1,155,386
13,200	TERUMO CORP.	181,972	557,698
2,000	THK CO. LTD.	29,290	48,214
3,800	TIS, INC.	95,685	113,144
1,500	TOHO CO. LTD.	25,533	64,222
3,400	TOHO GAS CO. LTD.	81,221	86,574
14,700	TOKIO MARINE HOLDINGS, INC.	373,679	816,851
29,500	TOKYO ELECTRIC POWER CO. HOLDINGS, INC.(b)	78,305	76,167
3,300	TOKYO ELECTRON LTD.	135,391	1,901,452
4,700	TOKYO GAS CO. LTD.	81,162	84,251
18,800	TOKYO SEIMITSU CO. LTD.	774,564	833,522
51,200	TOKYO STEEL MANUFACTURING CO. LTD.	317,332	612,904
12,500	TOKYU CORP.	103,448	166,044
20,000	TOKYU FUDOSAN HOLDINGS CORP.	69,576	111,797
3,800	TOPPAN, INC.	54,628	71,223
4,500	TOSHIBA CORP.	188,190	185,039
3,000	TOTO LTD.	30,029	137,964
75,200	TOYO CONSTRUCTION CO. LTD.	312,593	379,824
3,000	TOYO SUISAN KAISHA LTD.	74,690	127,141
24,000	TOYOTA BOSHOKU CORP.	444,826	470,695
See accompanying notes to financial statements.	110	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
4,000	TOYOTA INDUSTRIES CORP.	$ 101,266	319,569
233,310	TOYOTA MOTOR CORP.	1,594,403	4,270,488
1,900	TOYOTA TSUSHO CORP.	22,805	87,542
21,900	TRANSCOSMOS, INC.	679,057	624,463
1,500	TREND MICRO, INC.	57,273	83,326
19,200	UBE INDUSTRIES LTD.	387,205	333,492
7,700	UNICHARM CORP.	67,055	334,628
5,500	USS CO. LTD.	64,763	85,873
7,200	V TECHNOLOGY CO. LTD.	262,608	225,020
19,000	VALOR HOLDINGS CO. LTD.	422,334	354,464
3,200	WELCIA HOLDINGS CO. LTD.	60,941	99,870
4,500	WEST JAPAN RAILWAY CO.	153,502	188,168
1,300	YAKULT HONSHA CO. LTD.	22,252	67,808
19,500	YAMADA HOLDINGS CO. LTD.	68,909	66,622
46,400	YAMAGUCHI FINANCIAL GROUP, INC.	326,523	271,470
1,300	YAMAHA CORP.	71,423	64,079
4,600	YAMAHA MOTOR CO. LTD.	46,377	110,331
4,000	YAMAZAKI BAKING CO. LTD.	44,679	53,134
5,000	YASKAWA ELECTRIC CORP.	48,019	245,153
4,500	YOKOGAWA ELECTRIC CORP.	61,249	81,135
10,100	YUASA TRADING CO. LTD.	293,394	261,566
55,100	Z HOLDINGS CORP.	211,506	319,688
		90,331,710	143,225,339	13.13%
Jordan:
5,550	HIKMA PHARMACEUTICALS PLC	167,466	166,696
		167,466	166,696	0.02%
Macau:
48,000	SANDS CHINA LTD.(b)	110,554	111,789
		110,554	111,789	0.01%
Malaysia:
503,500	FRENCKEN GROUP LTD.	337,380	736,046
274,300	RHB BANK BHD.	377,864	353,574
		715,244	1,089,620	0.10%
Mexico:
201,200	BANCO DEL BAJIO S.A.(e)	360,811	361,611
129,031	CONTROLADORA VUELA CIA DE AVIACION S.A.B. DE C.V. ADR(b)(f)	2,310,387	2,318,687
123,066	GRUMA S.A.B. DE C.V., CLASS B	1,394,295	1,577,851
76,900	QUALITAS CONTROLADORA S.A.B. DE C.V.	281,555	390,180
		4,347,048	4,648,329	0.43%
Netherlands:
8,559	ABN AMRO BANK N.V. - C.V.A.(e)	104,623	125,859
2,116	ADYEN N.V.(b)(e)	3,969,633	5,568,556
266,723	AEGON N.V.	664,548	1,333,997
2,925	AKZO NOBEL N.V.	135,104	321,356
606	ARGENX S.E.(b)	174,538	217,535
692	ASM INTERNATIONAL N.V.	283,153	306,234
1,838	ASML HOLDING N.V.	1,426,996	1,478,814
15,874	ASML HOLDING N.V. (REGISTERED)	1,818,788	12,637,926
18,100	ASR NEDERLAND N.V.	622,451	834,577
33,674	BE SEMICONDUCTOR INDUSTRIES N.V.	2,813,079	2,876,105
20,000	EUROCOMMERCIAL PROPERTIES N.V.	519,032	434,588
3,610	EXOR N.V.	90,616	324,524
51,500	FORFARMERS N.V.	322,452	236,583
980	HEINEKEN HOLDING N.V.	24,979	90,542
3,877	HEINEKEN N.V.	151,910	436,365
620,680	ING GROEP N.V.	5,707,169	8,650,738
19,595	INTERTRUST N.V.(b)(e)	321,331	437,255
18,645	KONINKLIJKE AHOLD DELHAIZE N.V.	236,078	639,686
3,368	KONINKLIJKE DSM N.V.	132,647	759,225
54,361	KONINKLIJKE KPN N.V.	115,004	168,960
20,502	KONINKLIJKE PHILIPS N.V.	343,630	764,785
1,681	NN GROUP N.V.	87,063	91,117
117,200	ORDINA N.V.	366,521	547,072
18,634	PROSUS N.V.(b)	1,534,081	1,559,925
8,117	QIAGEN N.V.(b)	119,394	452,727
See accompanying notes to financial statements.	111	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Netherlands (Cont'd):
3,238	RANDSTAD N.V.	$ 99,928	221,335
109,878	ROYAL DUTCH SHELL PLC, CLASS A	1,592,066	2,412,028
87,469	ROYAL DUTCH SHELL PLC, CLASS B	1,560,095	1,920,819
23,800	SIGNIFY N.V.(e)	640,632	1,104,987
49,916	STELLANTIS N.V.(d)	203,470	948,255
310	TOPICUS.COM, INC.(b)	15,379	28,453
78,731	UNIVERSAL MUSIC GROUP N.V.	2,331,676	2,221,161
6,193	WOLTERS KLUWER N.V.	101,075	730,456
		28,629,141	50,882,545	4.66%
New Zealand:
36,477	AUCKLAND INTERNATIONAL AIRPORT LTD.(b)	160,540	192,370
11,551	FISHER & PAYKEL HEALTHCARE CORP. LTD.	244,293	259,173
31,147	HALLENSTEIN GLASSON HOLDINGS LTD.	115,879	150,395
8,483	MERIDIAN ENERGY LTD.	29,980	28,178
4,012	XERO LTD.(b)	412,091	412,854
		962,783	1,042,970	0.10%
Norway:
10,748	ADEVINTA ASA(b)	149,244	143,159
2,949	AKER BP ASA	36,352	90,949
26,144	DNB BANK ASA	420,837	599,677
12,011	EQUINOR ASA	237,782	321,737
65,300	EUROPRIS ASA(e)	420,002	522,753
4,722	GJENSIDIGE FORSIKRING ASA	107,989	114,745
229,300	KITRON ASA	329,744	614,484
23,955	NORSK HYDRO ASA	48,328	189,104
14,930	ORKLA ASA	112,764	149,799
57,040	STOREBRAND ASA	364,067	573,344
3,400	YARA INTERNATIONAL ASA	97,926	171,804
		2,325,035	3,491,555	0.32%
Philippines:
9,000	GLOBE TELECOM, INC.	319,161	586,322
		319,161	586,322	0.05%
Poland:
37,500	CYFROWY POLSAT S.A.	259,610	323,145
104,727	INPOST S.A.(b)	1,972,496	1,263,618
		2,232,106	1,586,763	0.15%
Portugal:
53,609	EDP - ENERGIAS DE PORTUGAL S.A.	231,782	294,916
10,091	GALP ENERGIA SGPS S.A.	100,386	97,883
531	GREENVOLT-ENERGIAS RENOVAVEIS S.A.(b)	2,912	3,839
9,417	JERONIMO MARTINS SGPS S.A.	105,676	215,497
123,300	NAVIGATOR (THE) CO. S.A.	307,999	470,263
		748,755	1,082,398	0.10%
Russia:
139,401	CIAN PLC ADR(b)(f)	2,230,416	1,718,814
29,278	HEADHUNTER GROUP PLC ADR(f)	698,846	1,495,813
257,400	RUSHYDRO PJSC ADR(d)(f)	218,665	257,400
		3,147,927	3,472,027	0.32%
Singapore:
302,700	AEM HOLDINGS LTD.	265,969	1,181,509
70,500	ASCENDAS REAL ESTATE INVESTMENT TRUST	160,184	154,330
44,916	CAPITALAND INTEGRATED COMMERCIAL TRUST	49,995	67,994
19,500	CAPITALAND INVESTMENT LTD.(b)	42,854	49,343
16,200	CITY DEVELOPMENTS LTD.	74,570	81,866
35,800	DBS GROUP HOLDINGS LTD.	328,169	867,637
3,000	JARDINE CYCLE & CARRIAGE LTD.	41,532	45,859
57,300	KEPPEL CORP. LTD.	196,954	217,703
5,640	KEPPEL REIT	1,183	4,729
54,600	MAPLETREE COMMERCIAL TRUST	87,503	81,033
23,000	OVERSEA-CHINESE BANKING CORP. LTD.	177,982	194,568
16,100	SINGAPORE EXCHANGE LTD.	61,749	111,109
108,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	310,572	301,336
190,600	SINGAPORE TELECOMMUNICATIONS LTD.	331,732	328,133
126,300	TDCX, INC. ADR(b)(f)	2,328,310	2,418,645
29,600	UNITED OVERSEAS BANK LTD.	465,994	590,858
See accompanying notes to financial statements.	112	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Singapore (Cont'd):
16,900	UOL GROUP LTD.	$ 59,751	88,914
48,200	VENTURE CORP. LTD.	558,851	654,899
50,100	WILMAR INTERNATIONAL LTD.	108,613	153,914
		5,652,467	7,594,379	0.70%
South Africa:
92,000	ADCOCK INGRAM HOLDINGS LTD.	249,383	291,271
33,591	AFRICAN RAINBOW MINERALS LTD.	339,096	487,412
42,500	BARLOWORLD LTD.	289,872	401,050
79,610	INVESTEC PLC	490,976	433,719
117,469	METAIR INVESTMENTS LTD.	184,301	202,723
68,600	OCEANA GROUP LTD.	268,470	239,099
83,378	TELKOM S.A. SOC LTD.(b)	425,342	282,967
5,284	THUNGELA RESOURCES LTD.(b)	1,910	27,328
		2,249,350	2,365,569	0.22%
South Korea:
17,700	APTC CO. LTD.	390,846	329,804
15,700	DAESANG CORP.	366,086	307,727
20,489	DB HITEK CO. LTD.	270,468	1,253,039
2,392	DL E&C CO. LTD.(b)	210,584	239,452
1,907	DL HOLDINGS CO. LTD.(b)	140,872	97,696
9,900	GS HOLDINGS CORP.	371,567	325,628
9,075	HUONS CO. LTD.	416,763	364,145
3,500	HYUNDAI GLOVIS CO. LTD.	391,747	494,637
46,124	HYUNDAI GREENFOOD CO. LTD.	465,431	332,520
23,300	JW LIFE SCIENCE CORP.	391,190	271,466
18,600	KC TECH CO. LTD.	295,116	376,303
18,400	KT CORP.	365,564	473,640
30,770	LG UPLUS CORP.	348,896	352,027
10,183	LOTTE FINE CHEMICAL CO. LTD.	404,389	642,461
4,775	MAEIL DAIRIES CO. LTD.	380,764	275,956
16,996	NAVER CORP.	2,131,515	5,411,555
137,903	SAMSUNG ELECTRONICS CO. LTD.	4,451,573	9,083,327
14,251	SAMSUNG SECURITIES CO. LTD.	434,059	538,271
10,200	VIEWORKS CO. LTD.	234,573	359,520
		12,462,003	21,529,174	1.97%
Spain:
1,260	ACCIONA S.A.	78,312	241,141
2,420	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	53,419	64,939
69,346	AMADEUS IT GROUP S.A.(b)	4,970,345	4,708,603
256,570	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	764,978	1,533,551
385,386	BANCO SANTANDER S.A.	691,255	1,290,180
719,612	CAIXABANK S.A.	2,746,304	1,977,738
8,655	CELLNEX TELECOM S.A.(b)(e)	535,462	504,313
24,100	CIA DE DISTRIBUCION INTEGRAL LOGISTA HOLDINGS S.A.	458,757	480,985
3,073	EDP RENOVAVEIS S.A.	71,707	76,620
2,531	ENAGAS S.A.	38,143	58,783
41,053	ENDESA S.A.	941,098	944,125
78,949	FAES FARMA S.A.	345,683	312,615
4,043	FERROVIAL S.A.	69,115	126,857
59,808	FLUIDRA S.A.	2,142,888	2,396,818
15,282	GRIFOLS S.A.	273,863	293,601
62,918	IBERDROLA S.A.	352,342	745,691
11,931	INDUSTRIA DE DISENO TEXTIL S.A.	342,861	387,536
87,000	MEDIASET ESPANA COMUNICACION S.A.(b)	475,447	407,093
27,680	MIQUEL Y COSTAS & MIQUEL S.A.	387,291	412,829
16,093	NATURGY ENERGY GROUP S.A.	256,441	524,555
165,300	PROSEGUR CIA DE SEGURIDAD S.A.	415,152	434,728
26,230	RED ELECTRICA CORP. S.A.	359,845	568,141
50,694	REPSOL S.A.	476,727	602,315
2,773	SIEMENS GAMESA RENEWABLE ENERGY S.A.(b)	40,458	66,519
		17,287,893	19,160,276	1.76%
Sweden:
3,215	ALFA LAVAL AB	121,045	129,650
22,200	ASSA ABLOY AB, CLASS B	89,466	678,564
94,727	ATLAS COPCO AB, CLASS A	2,623,343	6,560,297
7,490	ATLAS COPCO AB, CLASS B	208,281	441,134
See accompanying notes to financial statements.	113	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Sweden (Cont'd):
29,441	AVANZA BANK HOLDING AB	$ 244,878	1,082,347
34,700	BILIA AB, CLASS A	639,435	615,186
35,047	BOLIDEN AB	875,987	1,357,479
232,526	CARY GROUP AB(b)	2,019,590	2,758,547
195,400	CLOETTA AB, CLASS B	556,844	566,552
181,775	DOMETIC GROUP AB(e)	2,961,437	2,392,835
7,501	ELECTROLUX AB, CLASS B	79,015	182,208
7,501	ELECTROLUX PROFESSIONAL AB, CLASS B(b)	16,773	52,089
16,258	EMBRACER GROUP AB(b)	163,872	173,642
14,982	EPIROC AB, CLASS A	125,453	380,013
7,531	EPIROC AB, CLASS B	69,049	159,768
4,973	EQT AB	190,327	271,319
9,650	ESSITY AB, CLASS B	95,958	315,466
42,680	EVOLUTION AB(e)	6,053,989	6,075,011
4,238	H & M HENNES & MAURITZ AB, CLASS B	83,013	83,520
105,006	HEMNET GROUP AB(b)	1,647,827	1,944,125
26,505	HEXAGON AB, CLASS B	71,092	421,354
80,300	HUMANA AB(b)	413,356	646,047
38,321	HUSQVARNA AB, CLASS B	174,072	614,284
2,507	INDUSTRIVARDEN AB, CLASS A	77,919	80,014
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	260,010
3,074	INVESTOR AB, CLASS A	77,884	81,169
44,840	INVESTOR AB, CLASS B	160,645	1,130,155
56,909	INWIDO AB	320,042	1,178,965
55,400	KINDRED GROUP PLC SDR	287,801	660,297
4,852	KINNEVIK AB, CLASS B(b)	116,898	173,301
7,801	KNOW IT AB	144,666	324,171
14,800	LOOMIS AB	372,004	394,232
29,428	LUNDIN ENERGY AB	485,724	1,056,792
44,500	MEKONOMEN AB(b)	323,086	773,660
21,471	NIBE INDUSTRIER AB, CLASS B	245,387	324,933
77,913	NOBIA AB	452,973	469,916
62,300	NOBINA AB(e)	428,072	737,711
84,791	NORDNET AB PUBL	958,869	1,628,972
77,000	RESURS HOLDING AB(e)	417,550	323,979
22,617	SANDVIK AB	325,999	632,241
41,298	SDIPTECH AB, CLASS B(b)	1,152,771	2,154,889
79,628	SECTRA AB, CLASS B(b)	656,812	1,764,185
14,236	SECURITAS AB, CLASS B	116,133	196,379
63,171	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	322,937	879,802
3,217	SKANSKA AB, CLASS B	36,642	83,378
7,658	SKF AB, CLASS B	184,675	181,784
7,700	SOLID FORSAKRING AB(b)	32,293	50,063
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	152,990
13,818	SVENSKA HANDELSBANKEN AB, CLASS A	75,213	149,646
40,373	SWEDBANK AB, CLASS A	450,232	813,608
135,814	SWEDENCARE AB	1,612,728	2,313,116
59,340	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	307,816	655,313
52,844	TELIA CO. AB	210,795	207,050
35,506	TETHYS OIL AB	259,465	244,796
29,300	TRELLEBORG AB, CLASS B	420,080	771,070
42,717	VITEC SOFTWARE GROUP AB, CLASS B	723,361	2,633,117
3,867	VOLVO AB, CLASS A	87,834	90,981
28,419	VOLVO AB, CLASS B	224,676	659,353
		31,695,947	52,133,475	4.78%
Switzerland:
254,535	ABB LTD. (REGISTERED)	4,909,891	9,748,981
3,073	ADECCO GROUP A.G. (REGISTERED)	102,486	157,157
76,911	ALCON, INC.	4,184,756	6,814,963
2,000	AUTONEUM HOLDING A.G.(b)	387,554	372,476
673	BALOISE HOLDING A.G. (REGISTERED)	55,292	110,123
38	BARRY CALLEBAUT A.G. (REGISTERED)	89,009	92,414
34	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	48,855	471,269
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	402,327
See accompanying notes to financial statements.	114	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont'd):
42,912	CIE FINANCIERE RICHEMONT S.A., CLASS A (REGISTERED)	$ 3,255,200	6,449,515
362,187	CREDIT SUISSE GROUP A.G. (REGISTERED)(d)	3,870,889	3,526,474
1,842	DUFRY A.G. (REGISTERED)(b)	46,550	91,271
54,800	EFG INTERNATIONAL A.G.(b)	442,650	417,976
140	EMS-CHEMIE HOLDING A.G. (REGISTERED)	138,601	156,870
990	GEBERIT A.G. (REGISTERED)	85,632	809,644
303	GIVAUDAN S.A. (REGISTERED)	851,040	1,593,477
191,354	GLENCORE PLC(b)	908,180	971,148
204,979	GLOBAL BLUE GROUP HOLDING A.G.(b)(d)	2,166,771	1,310,841
6,000	HELVETIA HOLDING A.G. (REGISTERED)	567,039	707,199
102,485	HOLCIM LTD.(b)	5,162,010	5,231,099
1,807	IDORSIA LTD.(b)	18,603	36,965
18,059	JULIUS BAER GROUP LTD.	558,057	1,212,522
2,220	LOGITECH INTERNATIONAL S.A. (REGISTERED)	180,513	187,306
8,677	LONZA GROUP A.G. (REGISTERED)	4,663,540	7,252,418
59,524	MEDMIX A.G.(b)(e)	2,857,923	2,950,070
102,853	NESTLE S.A. (REGISTERED)	5,320,121	14,384,972
134,622	NOVARTIS A.G. (REGISTERED)	9,289,723	11,860,683
192	PARTNERS GROUP HOLDING A.G.	293,638	318,701
35,206	POLYPEPTIDE GROUP A.G.(b)(e)	3,212,956	5,293,264
12,900	ROCHE HOLDING A.G.	1,912,913	5,366,978
2,428	ROCHE HOLDING A.G. (BEARER)	1,021,740	1,089,296
1,419	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	118,446	382,314
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	157,980
123	SGS S.A. (REGISTERED)	138,733	411,305
2,549	SIEGFRIED HOLDING A.G. (REGISTERED)(b)	2,471,266	2,488,296
21,887	SIKA A.G. (REGISTERED)	2,606,723	9,132,394
1,308	SONOVA HOLDING A.G. (REGISTERED)	84,414	513,611
32,211	STMICROELECTRONICS N.V.	517,002	1,590,474
153	STRAUMANN HOLDING A.G. (REGISTERED)	239,388	325,243
635	SULZER A.G. (REGISTERED)	20,376	62,615
763	SWISS LIFE HOLDING A.G. (REGISTERED)	111,390	468,083
2,321	SWISS RE A.G.	220,490	229,909
374	SWISSCOM A.G. (REGISTERED)	155,603	211,216
4,075	TECAN GROUP A.G. (REGISTERED)	1,013,094	2,484,265
387,481	UBS GROUP A.G. (REGISTERED)	5,306,656	6,982,482
7,700	VALIANT HOLDING A.G. (REGISTERED)	734,240	771,521
5,000	VETROPACK HOLDING A.G. (REGISTERED)	256,087	316,067
938	VIFOR PHARMA A.G.	126,146	167,022
8,800	VONTOBEL HOLDING A.G. (REGISTERED)	640,427	771,642
43,997	WIZZ AIR HOLDINGS PLC(b)(e)	1,817,598	2,494,044
7,800	ZEHNDER GROUP A.G. (REGISTERED)	303,280	796,949
4,209	ZURICH INSURANCE GROUP A.G.	808,512	1,849,521
		74,435,952	121,995,352	11.18%
Taiwan:
305,000	ASIA CEMENT CORP.	434,632	488,362
20,000	ASPEED TECHNOLOGY, INC.	1,310,522	2,577,077
50,000	BIOTEQUE CORP.	216,137	206,925
125,000	CHC HEALTHCARE GROUP	178,135	171,911
146,000	CHIPBOND TECHNOLOGY CORP.	286,157	351,979
419,000	CHIPMOS TECHNOLOGIES, INC.	449,604	736,018
388,000	CORETRONIC CORP.	769,157	1,295,811
145,000	JARLLYTEC CO. LTD.	327,630	329,653
334,000	POU CHEN CORP.	370,948	400,191
90,000	RADIANT OPTO-ELECTRONICS CORP.	361,908	328,550
220,000	SIGURD MICROELECTRONICS CORP.	403,537	467,561
229,000	SINBON ELECTRONICS CO. LTD.	2,091,271	2,350,670
1,260,000	SINOPAC FINANCIAL HOLDINGS CO. LTD.	492,562	735,497
225,000	TAIWAN HON CHUAN ENTERPRISE CO. LTD.	422,583	582,282
66,854	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(f)	1,026,155	8,043,205
82,000	TOPCO SCIENTIFIC CO. LTD.	252,353	468,283
214,000	UNIVERSAL VISION BIOTECHNOLOGY CO. LTD.	1,905,750	2,188,962
644,000	WISTRON CORP.	522,109	678,519
See accompanying notes to financial statements.	115	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
Taiwan (Cont'd):
90,000	ZHEN DING TECHNOLOGY HOLDING LTD.	$ 335,681	326,924
		12,156,831	22,728,380	2.08%
Thailand:
500,300	POLYPLEX THAILAND PCL (REGISTERED)	376,789	356,448
432,100	PRUKSA HOLDING PCL (REGISTERED)	233,658	168,157
301,200	THAI VEGETABLE OIL PCL (REGISTERED)	265,122	279,515
		875,569	804,120	0.07%
Turkey:
104,100	BIM BIRLESIK MAGAZALAR A.S.	669,519	482,374
53,800	COCA-COLA ICECEK A.S.	315,265	360,117
270,800	TURKCELL ILETISIM HIZMETLERI A.S.	605,645	377,880
		1,590,429	1,220,371	0.11%
United Kingdom:
26,524	3I GROUP PLC	99,606	520,214
3,461	ADMIRAL GROUP PLC	54,777	147,894
444,800	AIRTEL AFRICA PLC(e)	576,142	804,953
52,849	ANGLO AMERICAN PLC	409,100	2,157,459
8,350	ASHTEAD GROUP PLC	608,070	671,573
79,271	ASSOCIATED BRITISH FOODS PLC	2,025,589	2,154,529
28,599	ASTRAZENECA PLC	1,243,566	3,359,269
14,692	AUTO TRADER GROUP PLC(e)	75,709	147,159
78,363	AVIVA PLC	310,781	435,304
73,500	BABCOCK INTERNATIONAL GROUP PLC(b)	428,762	316,962
51,473	BAE SYSTEMS PLC	335,182	383,053
113,471	BAKKAVOR GROUP PLC(e)	166,389	193,829
328,163	BARCLAYS PLC	814,665	830,626
9,400	BELLWAY PLC	411,711	424,452
32,120	BERKELEY GROUP HOLDINGS PLC	2,020,606	2,075,980
264,016	BP PLC	1,050,759	1,181,071
29,711	BRITISH AMERICAN TOBACCO PLC	844,969	1,099,286
93,984	BRITISH LAND (THE) CO. PLC	402,942	675,496
128,281	BT GROUP PLC	255,877	294,398
6,704	BUNZL PLC	96,487	261,791
8,989	BURBERRY GROUP PLC	60,776	221,136
53,800	CARETECH HOLDINGS PLC	347,241	419,449
157,347	CNH INDUSTRIAL N.V.	1,503,224	3,057,912
454,059	COMPASS GROUP PLC(b)	5,554,729	10,146,908
2,457	CRODA INTERNATIONAL PLC	92,898	336,558
61,773	DIAGEO PLC	1,513,085	3,374,615
50,446	DIPLOMA PLC	1,767,441	2,303,807
177,500	DIRECT LINE INSURANCE GROUP PLC	614,920	670,312
108,100	DRAX GROUP PLC	316,682	885,229
17,589	ENDAVA PLC ADR(b)(f)	2,439,491	2,953,545
8,963	ENTAIN PLC(b)	96,395	204,179
4,442	FERGUSON PLC	128,860	787,934
139,554	GLAXOSMITHKLINE PLC	2,488,413	3,034,760
7,339	HALMA PLC	284,447	317,879
489,063	HSBC HOLDINGS PLC	2,613,891	2,969,934
3,593	IMPERIAL BRANDS PLC	75,683	78,615
49,160	INCHCAPE PLC	301,540	605,186
21,041	INFORMA PLC(b)	99,674	147,128
230,699	INTEGRAFIN HOLDINGS PLC	1,489,959	1,750,232
2,757	INTERCONTINENTAL HOTELS GROUP PLC(b)	160,545	178,414
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A. - CDI(b)	60,221	63,525
3,234	INTERTEK GROUP PLC	245,291	246,447
423,658	J SAINSBURY PLC	1,107,817	1,581,554
49,805	JD SPORTS FASHION PLC	105,904	146,827
2,742	JOHNSON MATTHEY PLC	56,846	75,936
201,300	JUPITER FUND MANAGEMENT PLC	774,594	698,612
323,974	KINGFISHER PLC	863,159	1,483,496
58,758	LAND SECURITIES GROUP PLC	385,246	617,486
119,603	LEGAL & GENERAL GROUP PLC	464,607	481,619
63,685	LIBERTY GLOBAL PLC, CLASS A(b)	1,835,496	1,766,622
57,550	LIBERTY GLOBAL PLC, CLASS C(b)	1,685,769	1,616,580
6,504,446	LLOYDS BANKING GROUP PLC	4,378,790	4,208,357
See accompanying notes to financial statements.	116	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont'd):
6,590	LONDON STOCK EXCHANGE GROUP PLC	$ 119,847	618,149
52,086	M&G PLC	137,953	140,650
370,300	MAN GROUP PLC	651,704	1,139,773
300,659	MARSTON'S PLC(b)	477,602	313,357
7,217	MEGGITT PLC(b)	16,687	72,092
134,094	MELROSE INDUSTRIES PLC	244,840	290,223
83,900	MICRO FOCUS INTERNATIONAL PLC	515,126	474,579
9,652	MONDI PLC	242,051	238,557
145,235	MORGAN ADVANCED MATERIALS PLC	467,561	704,750
47,031	NATIONAL GRID PLC	435,356	674,656
320,113	NATWEST GROUP PLC	420,567	977,933
6,959	NEXT PLC	416,496	767,677
103,083	OSB GROUP PLC	483,067	773,683
9,509	PEARSON PLC	75,214	78,924
1,996	PERSIMMON PLC	74,926	77,160
13,015	PHOENIX GROUP HOLDINGS PLC	116,841	115,071
24,229	RECKITT BENCKISER GROUP PLC	1,419,417	2,079,869
109,800	REDDE NORTHGATE PLC	378,816	648,725
57,235	REDROW PLC	447,916	542,913
32,367	RELX PLC	319,327	1,050,957
255,654	RELX PLC (LONDON EXCHANGE)	4,127,211	8,311,893
23,058	RENTOKIL INITIAL PLC	117,249	182,267
38,892	RIO TINTO PLC	1,187,028	2,575,260
80,405	ROLLS-ROYCE HOLDINGS PLC(b)	100,478	133,733
77,712	ROYAL MAIL PLC	220,280	532,247
21,729	SAGE GROUP (THE) PLC	84,580	250,761
2,490	SCHRODERS PLC	115,983	119,984
23,121	SEGRO PLC	182,226	449,559
13,084	SEVERN TRENT PLC	276,407	521,909
27,247	SMITH & NEPHEW PLC	271,349	477,045
3,814	SMITHS GROUP PLC	52,367	81,541
75,362	SOFTCAT PLC	965,956	1,840,193
414,000	SPEEDY HIRE PLC	294,411	355,274
1,528	SPIRAX-SARCO ENGINEERING PLC	283,272	331,950
20,751	SSE PLC	449,133	463,163
10,814	ST. JAMES'S PLACE PLC	227,878	246,419
82,413	STHREE PLC	315,585	517,593
77,600	TATE & LYLE PLC	713,986	694,705
34,361	TAYLOR WIMPEY PLC	76,778	81,624
161,238	TEAM17 GROUP PLC(b)	1,330,259	1,702,301
189,887	TESCO PLC	629,598	745,106
148,000	TP ICAP GROUP PLC	641,118	305,897
126,800	TYMAN PLC	343,290	685,662
38,874	UNILEVER PLC	1,289,248	2,076,040
8,137	UNITED UTILITIES GROUP PLC	56,989	119,941
3,053	WHITBREAD PLC(b)	80,283	123,765
13,429	WILLIS TOWERS WATSON PLC	3,086,441	3,189,253
64,102	WPP PLC	434,931	971,337
		71,560,951	105,432,211	9.66%
United States:
14,102	AON PLC, CLASS A	2,775,252	4,238,497
204,030	ARCH CAPITAL GROUP LTD.(b)	4,297,977	9,069,133
248,400	DIVERSIFIED ENERGY CO. PLC	347,000	351,016
8,762	EPAM SYSTEMS, INC.(b)	3,880,850	5,856,959
490	FIDELITY NATIONAL INFORMATION SERVICES, INC.	41,483	53,484
1,262	JACKSON FINANCIAL, INC., CLASS A	31,550	52,840
3,732	METTLER-TOLEDO INTERNATIONAL, INC.(b)	2,152,475	6,333,988
3,157	NEWMONT CORP.	101,845	195,767
28,069	RESMED, INC.	2,973,010	7,311,413
20,684	STERIS PLC	3,295,572	5,034,692
22,527	TENARIS S.A. ADR(f)	482,262	469,913
See accompanying notes to financial statements.	117	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Shares	Security	Cost	Fair value (a)	Percent of net assets
United States (Cont'd):
597	WHITE MOUNTAINS INSURANCE GROUP LTD.	$ 632,885	605,298
		21,012,161	39,573,000	3.63%
Vietnam:
459,000	FPT CORP.	1,936,656	1,873,058
		1,936,656	1,873,058	0.17%
	Sub-total Common Stocks:	689,575,991	1,057,495,644	96.94%
Preferred Stocks:
Brazil:
263,400	CIA DE SANEAMENTO DO PARANA(b)	350,151	183,009
		350,151	183,009	0.01%
Germany:
1,739	BAYERISCHE MOTOREN WERKE A.G., 2.35%(g)	59,403	145,123
3,800	DRAEGERWERK A.G. & CO. KGAA, 0.37%(g)	311,648	239,028
1,764	FUCHS PETROLUB S.E., 2.52%(g)	86,072	80,172
8,797	JUNGHEINRICH A.G., 1.01%(g)	218,510	449,490
441	SARTORIUS A.G., 0.14%(g)	118,147	298,837
2,800	STO S.E. & CO. KGAA, 0.13%(g)	304,841	704,504
3,406	VOLKSWAGEN A.G., 2.57%(g)	710,300	688,220
		1,808,921	2,605,374	0.24%
South Korea:
72,295	SAMSUNG ELECTRONICS CO. LTD., 1.99%(g)	3,016,399	4,330,098
		3,016,399	4,330,098	0.40%
	Sub-total Preferred Stocks:	5,175,471	7,118,481	0.65%
Warrants:
United States:
1	CENOVUS ENERGY, INC.(b)	3	7
		3	7	0.00%
	Sub-total Warrants:	3	7	0.00%
Participatory Notes:
United Kingdom:
121,179	HSBC BANK PLC(b)	2,253,065	2,101,523
		2,253,065	2,101,523	0.19%
	Sub-total Participatory Notes:	2,253,065	2,101,523	0.19%
Short-Term Investments:
12,829,681	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO, INSTITUTIONAL SHARES(h)	12,829,681	12,829,681
18,467,837	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 0.01%(i)	18,467,837	18,467,837
	Sub-total Short-Term Investments:	31,297,518	31,297,518	2.87%
	Grand total	$ 728,302,048	1,098,013,173	100.65%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Security has been deemed worthless and is a Level 3 investment.
(d)	Security is either wholly or partially on loan.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.
(f)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.50% of net assets as of December 31, 2021.
(g)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(h)	Investment relates to cash collateral received from portfolio securities loaned.
(i)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2020, the value of the Clearwater Select Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $25,824,393 with net sales of $7,356,556 during the year ended December 31, 2021.
See accompanying notes to financial statements.	118	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
At December 31, 2021, the industry sectors for the Clearwater International Fund were:
Industry Sector	Percent of Long-Term Investments
Communication Services	4.13%
Consumer Discretionary	12.85
Consumer Staples	8.50
Energy	2.90
Financials	14.11
Health Care	14.13
Industrials	15.47
Information Technology	18.17
Materials	6.03
Real Estate	2.01
Utilities	1.70
100.00%
At December 31, 2021, the Clearwater International Fund’s investments were denominated in the following currencies:
Concentration by Currency	Percent of Long-Term Investments
Euro	22.02%
United States Dollar	13.47
Japanese Yen	13.43
Swiss Franc	10.84
British Pound	10.29
Canadian Dollar	5.02
Other currencies	24.93
100.00%
At December 31, 2021, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:
			Contract Amount
Counterparty	Contract Settlement Date	Contract Settlement Date	Deliver		Receive		Unrealized Appreciation (Depreciation)
Northern Trust	04/21/2022	04/21/2022	JPY	235,364,679	USD	2,064,711	$16,175
See accompanying notes to financial statements.	119	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2021
Clearwater International Fund Portfolio Diversification
(as a percentage of net assets)
See accompanying notes to financial statements.	120	(Continued)

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics

As of December 31, 2021, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2021, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of seven members, five of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

		2021	2020

(a)	Audit Fees	$120,040	$113,800

(b)	Audit-Related Fees	$0	$0

(c)	Tax Fees[1]	$32,245	$33,314

(d)	All Other Fees	$0	$0

1Tax Fees are the aggregate amount billed by the Trust’s principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.

The audit committee has adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the Trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2021= $17,575                                 2020= $16,050

(h)

For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable (the Funds are not listed issuers).

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company).

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)

The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b)

There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company).

Item 13. Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on March 5, 2015 (Accession Number 0000897101-15-000283).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 4, 2022

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 4, 2022